Exhibit No.99

[LOGO OF BANC OF AMERICA SECURITIES(TM)]

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2003-E
$935,875,000 (approximate)

Classes 1-A-1, 2-A-1, 2-A-2, 3-A-1 and 4-A-1
(Offered Certificates)

Bank of America, N.A.
Seller and Servicer

[LOGO OF BANK OF AMERICA(R)(SM)]

May 5, 2003

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2003-E $935,875,000 (approximate)

                                                             TO ROLL/(1)/

                                                             Est.    Est. Prin.       Expected                     Expected
                 Approx.                                     WAL       Window      Maturity to Roll     Delay      Ratings
  Class         Size/(2)/      Interest - Principal Type    (yrs)       (mos)         @ 25 CPR          Days    (Moody's/S&P)
OFFERED CERTIFICATES
    1-A-1    $  187,911,000    Variable - Pass-thru/(3)/    1.94       1 - 35          04/25/06          24           Aaa/AAA
    2-A-1    $  150,000,000    Variable - Pass-thru/(4)/    2.57       1 - 59          04/25/08          24           Aaa/AAA
    2-A-2    $  496,028,000    Variable - Pass-thru/(4)/    2.57       1 - 59          04/25/08          24           Aaa/AAA
    3-A-1    $   46,848,000    Variable - Pass-thru/(5)/    2.60       1 - 58          03/25/08          24           Aaa/AAA
    4-A-1    $   55,088,000    Variable - Pass-thru/(6)/    2.88       1 - 83          04/25/10          24           Aaa/AAA

NOT OFFERED HEREUNDER
      B-1    $   13,026,000                                                                                             NR/AA
      B-2    $    4,823,000                                                                                              NR/A
      B-3    $    3,376,000                                                                                            NR/BBB
      B-4    $    1,929,000                                                                                             NR/BB
      B-5    $    1,447,000                                                                                              NR/B
      B-6    $    1,449,856                                                                                             NR/NR
    1-A-P               TBD          Principal Only/(7)/                                                              Aaa/AAA
    2-A-P               TBD          Principal Only/(8)/                                                              Aaa/AAA
    3-A-P               TBD          Principal Only/(9)/                                                              Aaa/AAA
    4-A-P               TBD         Principal Only/(10)/                                                              Aaa/AAA
      SES               TBD          Interest Only/(11)/                                                                 N.A.
      WIO               TBD          Interest Only/(12)/                                                                 N.A.

/(1)/ Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates, the Class 3-A Certificates and the Class 4-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2006, April 2008, March 2008 and April 2010, respectively.

/(2)/   Class sizes are subject to change.

/(3)/ For each Distribution Date occurring in the month of and prior to July 2005, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in July 2005 and prior to the Distribution Date in May 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after May 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring in the month of and prior to January 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in January 2008 and prior to the Distribution Date in May 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans minus [ ]% and for the Class 2-A-2 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans plus [ ]%. For each Distribution Date occurring in the month of or after May 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring in the month of and prior to September 2007, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in September 2007 and prior to the Distribution Date in April 2008, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 3 Mortgage Loans. For each Distribution Date occurring in the month of or after April 2008, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date occurring in the month of and prior to April 2010, interest will accrue on the Class 4-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of or after May 2010, interest will accrue on the Class 4-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 2

BoAMS 2003-E $935,875,000 (approximate)

/(7)/ For each Distribution Date occurring in the month of or after May 2006, interest will accrue on the Class 1-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(8)/ For each Distribution Date occurring in the month of or after May 2008, interest will accrue on the Class 2-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(9)/ For each Distribution Date occurring in the month of or after April 2008, interest will accrue on the Class 3-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(10)/ For each Distribution Date occurring in the month of or after May 2010, interest will accrue on the Class 4-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(11)/ For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to 0.325% per annum and for Group 2, Group 3 and Group 4 at a rate equal to 0.200% per annum.

/(12)/ Interest will accrue on each Class WIO Component at a per annum rate equal to (i) for the Class 1-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 1, (ii) for the Class 2-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 2, (iii) for the Class 3-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 3 and (iv) for the Class 4-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 4.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 3

BoAMS 2003-E $935,875,000 (approximate)

                                                   TO MATURITY

                                                             Est.    Est. Prin.      Expected                  Expected
                 Approx.                                     WAL       Window         Final         Delay       Ratings
  Class         Size/(1)/      Interest - Principal Type    (yrs)    (mos)/(2)/    Maturity/(2)/     Days    (Moody's/S&P)
OFFERED CERTIFICATES
  1-A-1      $  187,911,000    Variable - Pass-thru/(3)/     3.22      1 - 360       05/25/33        24         Aaa/AAA
  2-A-1      $  150,000,000    Variable - Pass-thru/(4)/     3.27      1 - 360       05/25/33        24         Aaa/AAA
  2-A-2      $  496,028,000    Variable - Pass-thru/(4)/     3.27      1 - 360       05/25/33        24         Aaa/AAA
  3-A-1      $   46,848,000    Variable - Pass-thru/(5)/     3.37      1 - 360       05/25/33        24         Aaa/AAA
  4-A-1      $   55,088,000    Variable - Pass-thru/(6)/     3.24      1 - 360       05/25/33        24         Aaa/AAA

/(1)/   Class sizes are subject to change.

/(2)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ For each Distribution Date occurring in the month of and prior to July 2005, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in July 2005 and prior to the Distribution Date in May 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after May 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring in the month of and prior to January 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in January 2008 and prior to the Distribution Date in May 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group2 Mortgage Loans minus [ ]% and for the Class 2-A-2 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans plus [ ]%. For each Distribution Date occurring in the month of or after May 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring in the month of and prior to September 2007, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in September 2007 and prior to the Distribution Date in April 2008, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 3 Mortgage Loans. For each Distribution Date occurring in the month of or after April 2008, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date occurring in the month of and prior to April 2010, interest will accrue on the Class 4-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of or after May 2010, interest will accrue on the Class 4-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 4

BoAMS 2003-E $935,875,000 (approximate)

                          PRELIMINARY SUMMARY OF TERMS
Transaction:                     Banc of America Mortgage Securities, Inc.
                                 Mortgage Pass-Through Certificates, Series 2003-E

Lead Manager (Book Runner):      Banc of America Securities LLC

Co-Managers:                     Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:             Bank of America, N.A.

Trustee:                         Wells Fargo Bank Minnesota, N.A.

Transaction Size:                $964,773,175

Securities Offered:              $187,911,000 Class 1-A-1 Certificates

                                 $150,000,000 Class 2-A-1 Certificates

                                 $496,028,000 Class 2-A-2 Certificates

                                 $46,848,000 Class 3-A-1 Certificates

                                 $55,088,000 Class 4-A-1 Certificates

Group 1 Collateral:              3/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage
                                 Loans have a variable interest rate.

Group 2 Collateral:              5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage
                                 Loans have a variable interest rate. Approximately 27.96% of the Group 2
                                 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 3 Collateral:              5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, residential first lien mortgage loans. The Mortgage Loans are fixed rate, interest only for the first five years, followed by 25 years of fully amortizing principal and interest payments. All of the Group 3
                                 Mortgage Loans have a prepayment fee as of the day of origination.

Group 4 Collateral:              7/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage
                                 Loans have a variable interest rate.

Rating Agencies:                 Moody's Investor Service, Inc. and Standard & Poor's (Class A
                                 Certificates) and Standard & Poor's (Subordinate Certificates except for the Class B-6 Certificates).

Expected Pricing Date:           Week of May 5, 2003

Expected Closing Date:           May 22, 2003

Collection Period:               The calendar month preceding the current Distribution Date

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 5

BoAMS 2003-E $935,875,000 (approximate)

                          PRELIMINARY SUMMARY OF TERMS
Distribution Date:               25th of each month, or the next succeeding business day (First Payment
                                 Date: June 25, 2003)

Cut-Off Date:                    May 1, 2003

Class A Certificates:            Class 1-A-1, 2-A-1, 2-A-2, 3-A-1, 4-A-1, 1-A-P, 2-A-P, 3-A-P and 4-A-P
                                 Certificates (the "Class A Certificates").

Subordinate Certificates:        Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates (the "Class B
                                 Certificates"). The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:          Class 1-A-1

Group 2-A Certificates:          Class 2-A-1 , 2-A-2

Group 3-A Certificates:          Class 3-A-1

Group 4-A Certificates:          Class 4-A-1

Class A-P Certificates:          Class 1-A-P, 2-A-P, 3-A-P and 4-A-P

Day Count:                       30/360

Group 1, Group 2, Group 3 and    25% CPR
Group 4 Prepayment Speed:

Clearing:                        DTC, Clearstream and Euroclear

                                   Original Certificate       Minimum       Incremental
Denominations:                            Form             Denominations   Denominations
                                   --------------------    -------------   --------------
  Class 1-A-1, 2-A-1, 2-A-2,           Book Entry            $   1,000          $  1
        3-A-1 and 4-A-1

SMMEA Eligibility:               The Class A Certificates and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:               All of the Offered Certificates are expected to be ERISA eligible.

Tax Structure:                   REMIC

Optional Clean-up Call:          Any Distribution Date on or after which the Aggregate Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate Principal
                                 Balance as of the Cut-Off Date ("Cut-Off Date Pool Principal Balance").

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 6

BoAMS 2003-E $935,875,000 (approximate)

                          PRELIMINARY SUMMARY OF TERMS
Principal:                       Principal will be allocated to the certificates according to the
                                 Priority of Distributions: The Group 1 Senior Principal Distribution
                                 Amount will generally be allocated to the Group 1-A Certificates pro-rata until their class balances have been reduced to zero. The Group
                                 1 Ratio Strip Principal Amount will generally be allocated to the Class
                                 1-A-P Certificates. The Group 2 Senior Principal Distribution Amount
                                 will generally be allocated to the Group 2-A Certificates pro-rata until their class balances have been reduced to zero. The Group 2 Ratio
                                 Stripped Principal Amount will generally be allocated to the Class 2-A-P
                                 Certificates. The Group 3 Senior Principal Distribution Amount will generally be allocated to the Group 3-A Certificates pro-rata until their class balances have been reduced to zero. The Group 3 Ratio Strip
                                 Principal Amount will generally be allocated to the Class 3-A-P
                                 Certificates. The Group 4 Senior Principal Distribution Amount will generally be allocated to the Group 4-A Certificates pro-rata until their class balances have been reduced to zero. The Group 4 Ratio Strip
                                 Principal Amount will generally be allocated to the Class 4-A-P
                                 Certificates. The Subordinate Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A
                                 Certificates of a Group (other than the Class A-P Certificates of such
                                 Group) has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of another Group (other than the Class A-P Certificates of such Group).
                                 (Please see the Priority of Distributions section.)

Interest Accrual:                Interest will accrue on each class of Certificates (other than the Class
                                 A-P Certificates; interest will accrue on the Class 1-A-P Certificates beginning in April 2006, on the Class 2-A-P Certificates beginning in
                                 April 2008, on the Class 3-A-P Certificates beginning in March 2008 and on the Class 4-A-P Certificates beginning in April 2010 and thereafter)
                                 during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an
                                 "Interest Accrual Period"). The initial Interest Accrual Period will be deemed to have commenced on May 1, 2003. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest
                                 Accrual Period are made on the first day of the Interest Accrual Period.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 7

BoAMS 2003-E $935,875,000 (approximate)

                          PRELIMINARY SUMMARY OF TERMS
Administrative Fee:              The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The "Administrative
                                 Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated
                                 Principal Balance of each Mortgage Loan at a rate (the "Administrative
                                 Fee Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee Fee Rate. The Trustee Fee Rate will be 0.003% per annum.
                                 The Servicing Fee Rate for all Loan Groups will be the equal to 0.050%
                                 per annum with respect to any Mortgage Loan.

Compensating Interest:           The aggregate servicing compensation payable to the Servicer for any month and the interest payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and (ii)
                                 one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Loan Groups.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the sum of (i) the Administrative Fee, (ii) the pass-through rate of the Class SES Component in the related Group and
                                 (iii) the applicable WIO Rate.

WIO Rate:                        The WIO Rate of a Mortgage Loan is the excess of its mortgage interest rate as of the closing date over the sum of (i) the applicable
                                 Administrative Fee, (ii) the pass-through rate of the Class SES
                                 Component in the related group and (iii) [ ]% for Loan Group 1, [ ]% for
                                 Loan Group 2, [ ]% for Loan Group 3 and [ ]% for Loan Group 4.
                                 Notwithstanding the foregoing, for each Distribution Date occurring on or after the month following the month of the first rate adjustment date for any Mortgage Loan, the WIO Rate with respect to such Premium
                                 Mortgage Loan will be zero.

Adjusted Net WAC:                The Adjusted Net WAC of the Mortgage Loans of each Loan Group is equal to (A) the sum of the product, for each Mortgage Loan of such Loan
                                 Group, of (i) the Net Mortgage Interest Rate for such Mortgage Loan multiplied by (ii) the Stated Principal Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date divided by (B) the sum of the product of, for each Mortgage Loan of such
                                 Loan Group, of (i) the Non-Ratio Strip Percentage for such Mortgage Loan multiplied by (ii) the Stated Principal Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 8

BoAMS 2003-E $935,875,000 (approximate)

                          PRELIMINARY SUMMARY OF TERMS
Pool  Distribution               The Pool Distribution Amount for each Loan Group with respect to any
Amount:                          Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection Period for such Loan
                                 Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related Collection Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related Collection Period; and (iv) any substitution adjustment payments in connection with any defective
                                 Mortgage Loan in such Loan Group received with respect to such
                                 Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the
                                 Pooling Agreement. The Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan.
                                 Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:               The Senior Percentage for a Loan Group on any Distribution
                                 Date will equal, (i) the aggregate principal balance of the Class A
                                 Certificates (other than the Class A-P Certificates) of such Group immediately prior to such date, divided by (ii) the aggregate principal balance (Non-Ratio Strip Portion) of the related Loan Group for such date.

Subordinate                      The Subordinate Percentage for a Loan Group for any Distribution Date
Percentage:                      will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate                      The Subordinate Prepayment Percentage for a Loan Group for any
Prepayment                       Distribution Date will equal 100% minus the Senior Prepayment Percentage
Percentage:                      for such Loan Group for such date.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 9

BoAMS 2003-E $935,875,000 (approximate)

                          PRELIMINARY SUMMARY OF TERMS
Group 1, Group 2,                For the following Distribution Dates, will be as follows:
Group 3 and Group 4
Senior Prepayment                Distribution Date             Senior Prepayment Percentage
Percentage:                      -----------------             ----------------------------

                                 June 2003 through May 2010    100%;
                                 June 2010 through May 2011    the applicable Senior Percentage plus,
                                                               70% of the applicable Subordinate
                                                               Percentage;
                                 June 2011 through May 2012    the applicable Senior Percentage plus,
                                                               60% of the applicable Subordinate
                                                               Percentage;
                                 June 2012 through May 2013    the applicable Senior Percentage plus,
                                                               40% of the applicable Subordinate
                                                               Percentage;
                                 June 2013 through May 2014    the applicable Senior Percentage plus,
                                                               20% of the applicable Subordinate
                                                               Percentage;
                                 June 2014 and thereafter      the applicable Senior Percentage;

                                 provided, however,

                                 (i)    if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates other than the
                                        Class A-P Certificates of all the loan groups divided by (y) the aggregate Pool Principal Balance (Non-Ratio Strip Portion) of all
                                        the loan groups (such percentage, the "Total Senior Percentage")
                                        exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Groups for such
                                        Distribution Date will equal 100%,

                                 (ii)   if for each Group of Certificates on any Distribution Date prior to the June 2006 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate
                                        Pool Principal Balance (Non-Ratio Strip Portion) of all the loan groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing
                                        Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the applicable Senior
                                        Percentage for each Group plus 50% of the Subordinate Percentage for each Group, and

                                 (iii)  if for each Group of Certificates on or after the June 2006
                                        Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the
                                        Senior Prepayment Percentage for each Group for that Distribution
                                        Date will equal the Senior Percentage for each Group.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                10

BoAMS 2003-E $935,875,000 (approximate)

                          PRELIMINARY SUMMARY OF TERMS
Group 1 Discount Mortgage        Any Group 1 Mortgage Loan with a Net Mortgage Interest Rate on the
Loan:                            closing date that is less than [ %] per annum.

Group 1 Premium Mortgage         Any Group 1 Mortgage Loan with a Net Mortgage Interest Rate on the
Loan:                            closing date that is equal to or greater than [ %] per annum.

Group 2 Discount Mortgage        Any Group 2 Mortgage Loan with a Net Mortgage Interest Rate on the
Loan:                            closing date that is less than [ %] per annum.

Group 2 Premium Mortgage         Any Group 2 Mortgage Loan with a Net Mortgage Interest Rate on the
Loan:                            closing date that is equal to or greater than [ %] per annum.

Group 3 Discount Mortgage        Any Group 3 Mortgage Loan with a Net Mortgage Interest Rate on the
Loan:                            closing date that is less than [ %] per annum.

Group 3 Premium Mortgage         Any Group 3 Mortgage Loan with a Net Mortgage Interest Rate on the
Loan:                            closing date that is equal to or greater than [ %] per annum.

Group 4 Discount Mortgage        Any Group 4 Mortgage Loan with a Net Mortgage Interest Rate on the
Loan:                            closing date that is less than [ %] per annum.

Group 4 Premium Mortgage         Any Group 4 Mortgage Loan with a Net Mortgage Interest Rate on the
Loan:                            closing date that is equal to or greater than [ %] per annum.

Non-Ratio Strip Percentage:      As to any Group 1 Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Group 1 Discount Mortgage Loan on the Closing Date and the
                                 denominator of which is [ %]. As to any Group 2 Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the
                                 Net Mortgage Interest Rate of such Group 2 Discount Mortgage Loan on the
                                 Closing Date and the denominator of which is [ %]. As to any Group 3
                                 Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Group 3
                                 Discount Mortgage Loan on the Closing Date and the denominator of which is [ %]. As to any Group 4 Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest
                                 Rate of such Group 4 Discount Mortgage Loan on the Closing Date and the
                                 denominator of which is [ %]. As to any Mortgage Loan that is not a
                                 Discount Mortgage Loan, 100%.

Ratio Strip Percentage:          As to any Discount Mortgage Loan, 100% minus the Non-Ratio Strip
                                 Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a
                                 Discount Mortgage Loan, 0%.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                11

BoAMS 2003-E $935,875,000 (approximate)

                          PRELIMINARY SUMMARY OF TERMS
Ratio Strip Principal Amount:    As to any Distribution Date and any Loan Group, the sum of the
                                 applicable Ratio Strip Percentage of (a) the principal portion of each
                                 Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due
                                 Date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the
                                 Depositor pursuant to the Pooling and Servicing Agreement as of such
                                 Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan
                                 Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any
                                 Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a Loan Group for any
Amount:                          Distribution Date will equal the sum of (i) the Senior Percentage of the applicable Non-Ratio Strip Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Ratio Strip
                                 Principal Amount" for such Loan Group and such Distribution Date and
                                 (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal Amount"
                                 for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount for a Loan Group for any
Distribution Amount:             Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) and (d) of the definition of "Ratio Strip Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage
                                 for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal Amount" for such Loan Group and such Distribution Date.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                12

BoAMS 2003-E $935,875,000 (approximate)

                                 CREDIT SUPPORT

The Class B Certificates are Cross-Collateralized and provide credit support for all loan groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates (except for the Class A-P Certificates), subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

                      SUBORDINATION OF CLASS B CERTIFICATES

                                     Class A
                             Credit Support (2.70%)

                                    Class B-1
                             Credit Support (1.35%)

                                    Class B-2
        Priority of          Credit Support (0.85%)          Order of
          Payment                                              Loss
                                    Class B-3               Allocation
                             Credit Support (0.50%)

                                    Class B-4
                             Credit Support (0.30%)

                                    Class B-5
                             Credit Support (0.15%)

                                    Class B-6
                             Credit Support (0.00%)

                            PRIORITY OF DISTRIBUTIONS

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

                            PRIORITY OF DISTRIBUTIONS

                              First, to the Trustee

       Second, to the Class SES and Class WIO Components of each Group to pay Interest;

             Third, to the Class A Certificates of each Group to pay
                                    Interest;

       Fourth, to the Class A Certificates of each Group to pay Principal.

    Fifth, to the Class A-P Certificates of each Group to pay any applicable
                        Ratio-Stripped Deferred Amounts;

      Sixth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class balance is zero; and

          Seventh, to the residual certificate, any remaining amounts.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                13

BoAMS 2003-E $935,875,000 (approximate)

                            BOND SUMMARY TO ROLL/(1)/

1-A-1
-------------------------------------------------------------------------------------------------------------------
  CPR                                        5%        15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          2.838      2.760      2.715      2.665      2.609      2.546      2.308
  Average Life (Years)                     2.655      2.281      2.107      1.941      1.785      1.638      1.245
  Modified Duration                        2.507      2.163      2.002      1.850      1.705      1.569      1.203
  First Principal Payment Date            6/25/03    6/25/03    6/25/03    6/25/03    6/25/03    6/25/03    6/25/03
  Last Principal Payment Date             4/25/06    4/25/06    4/25/06    4/25/06    4/25/06    4/25/06    4/25/06
  Principal Payment Window (Months)          35        35          35        35          35        35          35

2-A-1
-------------------------------------------------------------------------------------------------------------------
  CPR                                        5%        15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.692      3.603      3.549      3.489      3.422      3.346      3.057
  Average Life (Years)                     4.232      3.295      2.910      2.569      2.267      2.002      1.381
  Modified Duration                        3.808      3.000      2.665      2.367      2.102      1.867      1.312
  First Principal Payment Date            6/25/03    6/25/03    6/25/03    6/25/03    6/25/03    6/25/03    6/25/03
  Last Principal Payment Date             4/25/08    4/25/08    4/25/08    4/25/08    4/25/08    4/25/08    4/25/08
  Principal Payment Window (Months)          59        59          59        59          59        59          59

2-A-2
-------------------------------------------------------------------------------------------------------------------
  CPR                                        5%        15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 101-16                          3.869      3.743      3.668      3.583      3.488      3.381      2.976
  Average Life (Years)                     4.232      3.295      2.910      2.569      2.267      2.002      1.381
  Modified Duration                        3.782      2.985      2.654      2.359      2.097      1.865      1.313
  First Principal Payment Date            6/25/03    6/25/03    6/25/03    6/25/03    6/25/03    6/25/03    6/25/03
  Last Principal Payment Date             4/25/08    4/25/08    4/25/08    4/25/08    4/25/08    4/25/08    4/25/08
  Principal Payment Window (Months)          59        59          59        59          59        59          59

3-A-1
-------------------------------------------------------------------------------------------------------------------
  CPR                                        5%        15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 101-16                          3.737      3.613       3.54      3.457      3.363      3.258      2.858
  Average Life (Years)                     4.283      3.339      2.949      2.604      2.298      2.029      1.397
  Modified Duration                        3.843      3.034      2.698      2.398      2.131      1.894      1.331
  First Principal Payment Date            6/25/03    6/25/03    6/25/03    6/25/03    6/25/03    6/25/03    6/25/03
  Last Principal Payment Date             3/25/08    3/25/08    3/25/08    3/25/08    3/25/08    3/25/08    3/25/08
  Principal Payment Window (Months)          58        58          58        58          58        58          58

4-A-1
-------------------------------------------------------------------------------------------------------------------
  CPR                                        5%        15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          4.139      4.039      3.979      3.911      3.835      3.749      3.433
  Average Life (Years)                     5.519      3.948      3.366      2.878      2.471      2.131      1.405
  Modified Duration                        4.749      3.474      2.994      2.588      2.245      1.956      1.324
  First Principal Payment Date            6/25/03    6/25/03    6/25/03    6/25/03    6/25/03    6/25/03    6/25/03
  Last Principal Payment Date             4/25/10    4/25/10    4/25/10    4/25/10    4/25/10    4/25/10    4/25/10
  Principal Payment Window (Months)          83        83          83        83          83        83          83

        /(1)/ Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates, the Class 3-A Certificates and the Class 4-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2006, April 2008, March 2008 and April 2010, respectively.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                14

BoAMS 2003-E $935,875,000 (approximate)

                            BOND SUMMARY TO MATURITY

1-A-1
-------------------------------------------------------------------------------------------------------------------
  CPR                                        5%        15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.072      2.974      2.915      2.849      2.776      2.696      2.402
  Average Life (Years)                    10.788      5.250      4.032      3.218      2.640      2.213      1.411
  Modified Duration                        8.374      4.508      3.569      2.913      2.431      2.065      1.351
  First Principal Payment Date            6/25/03    6/25/03    6/25/03    6/25/03    6/25/03    6/25/03    6/25/03
  Last Principal Payment Date             4/25/33    4/25/33    4/25/33    4/25/33    4/25/33    4/25/33    4/25/33
  Principal Payment Window (Months)         359        359        359        359        359        359        359

2-A-1
-------------------------------------------------------------------------------------------------------------------
  CPR                                        5%        15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.481      3.503      3.488      3.455      3.406      3.341      3.063
  Average Life (Years)                    11.081      5.364      4.109      3.271      2.678      2.240      1.422
  Modified Duration                        8.222      4.447      3.529      2.886      2.412      2.051      1.345
  First Principal Payment Date            6/25/03    6/25/03    6/25/03    6/25/03    6/25/03    6/25/03    6/25/03
  Last Principal Payment Date             4/25/33    4/25/33    4/25/33    4/25/33    4/25/33    4/25/33    4/25/33
  Principal Payment Window (Months)         359        359        359        359        359        359        359

2-A-2
-------------------------------------------------------------------------------------------------------------------
  CPR                                        5%        15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 101-16                          3.564      3.599      3.578      3.532      3.464      3.374      2.983
  Average Life (Years)                    11.081      5.364      4.109      3.271      2.678      2.240      1.422
  Modified Duration                        8.111      4.406      3.504      2.871      2.404      2.047      1.346
  First Principal Payment Date            6/25/03    6/25/03    6/25/03    6/25/03    6/25/03    6/25/03    6/25/03
  Last Principal Payment Date             4/25/33    4/25/33    4/25/33    4/25/33    4/25/33    4/25/33    4/25/33
  Principal Payment Window (Months)         359        359        359        359        359        359        359

3-A-1
-------------------------------------------------------------------------------------------------------------------
  CPR                                        5%        15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 101-16                          3.496      3.506      3.478      3.427      3.355      3.263       2.87
  Average Life (Years)                    11.614      5.571      4.249      3.369      2.748      2.292      1.443
  Modified Duration                        8.544      4.591      3.634      2.964      2.472      2.098      1.369
  First Principal Payment Date            6/25/03    6/25/03    6/25/03    6/25/03    6/25/03    6/25/03    6/25/03
  Last Principal Payment Date             5/25/33    5/25/33    5/25/33    5/25/33    5/25/33    5/25/33    5/25/33
  Principal Payment Window (Months)         360        360        360        360        360        360        360

4-A-1
-------------------------------------------------------------------------------------------------------------------
  CPR                                        5%        15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.802      3.892      3.889      3.859      3.806      3.735      3.432
  Average Life (Years)                    10.954      5.312      4.072      3.244      2.658      2.225      1.415
  Modified Duration                        7.869      4.312      3.441      2.826       2.37      2.02       1.331
  First Principal Payment Date            6/25/03    6/25/03    6/25/03    6/25/03    6/25/03    6/25/03    6/25/03
  Last Principal Payment Date             4/25/33    4/25/33    4/25/33    4/25/33    4/25/33    4/25/33    4/25/33
  Principal Payment Window (Months)         359        359        359        359        359        359        359

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                15

BoAMS 2003-E $935,875,000 (approximate)

                  COLLATERAL SUMMARY OF GROUP 1 MORTGAGE LOANS

DESCRIPTION OF THE GROUP 1 MORTGAGE LOANS

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                    COLLATERAL SUMMARY     RANGE (IF APPLICABLE)
                                                    ------------------    -----------------------
Total Outstanding Loan Balance                      $      193,125,868

Total Number of Loans                                              368

Average Loan Principal Balance                      $          524,799    $ 328,150 to $1,000,000

WA Gross Coupon                                                  4.463%           4.000% to 6.000%

WA FICO                                                            739                 627 to 810

WA Original Term (mos.)                                            360                 180 to 360

WA Remaining Term (mos.)                                           359                 180 to 360

WA OLTV                                                          65.43%           15.85% to 85.00%

WA Months to First Rate Adjustment Date                             35                   26 to 36

Gross Margin                                                     2.250%

WA Rate Ceiling                                                 10.463%         10.000% to 12.000%

Geographic Concentration of  Mortgaged              CA           73.23%
Properties (Top 5 States) based on the Aggregate    IL            7.58%
Stated Principal Balance                            NC            2.20%
                                                    MA            2.07%
                                                    SC            1.97%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                16

BoAMS 2003-E $935,875,000 (approximate)

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 1 MORTGAGE LOANS /(1)/

                                                  AGGREGATE          % OF
                                 NUMBER OF     STATED PRINCIPAL   CUT-OFF DATE
                                 MORTGAGE       BALANCE AS OF     POOL PRINCIPAL
        OCCUPANCY                 LOANS          CUT-OFF DATE       BALANCE
--------------------------------------------------------------------------------
    Primary Residence                  341     $ 180,231,431.03           93.32%
    Second Home                         20        10,054,359.16            5.21%
    Investor Property                    7         2,840,077.64            1.47%
--------------------------------------------------------------------------------
    Total:                             368     $ 193,125,867.83          100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 1 MORTGAGE LOANS

                                                  AGGREGATE          % OF
                                NUMBER OF     STATED PRINCIPAL   CUT-OFF DATE
                                MORTGAGE       BALANCE AS OF     POOL PRINCIPAL
        PROPERTY TYPE            LOANS          CUT-OFF DATE       BALANCE
-------------------------------------------------------------------------------
    Single Family Residence           249     $ 132,387,192.39            68.55%
    PUD-Detached                       76        40,816,053.85            21.13%
    Condominium                        31        14,420,018.71             7.47%
    PUD-Attached                        9         3,692,026.20             1.91%
    2-Family                            3         1,810,576.68             0.94%
-------------------------------------------------------------------------------
    Total:                            368     $ 193,125,867.83           100.00%
===============================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 1 MORTGAGE LOANS

                                                  AGGREGATE            % OF
                                NUMBER OF     STATED PRINCIPAL    CUT-OFF DATE
                                MORTGAGE       BALANCE AS OF     POOL PRINCIPAL
        PURPOSE                   LOANS         CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
    Refinance-Rate/Term               264     $ 141,555,142.76            73.30%
    Purchase                           63        30,730,829.11            15.91%
    Refinance-Cashout                  41        20,839,895.96            10.79%
-------------------------------------------------------------------------------
    Total:                            368     $ 193,125,867.83           100.00%
===============================================================================

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                17

BoAMS 2003-E $935,875,000 (approximate)

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                       OF THE GROUP 1 MORTGAGE LOANS /(1)/

                                                  AGGREGATE            % OF
                                NUMBER OF     STATED PRINCIPAL    CUT-OFF DATE
                                MORTGAGE       BALANCE AS OF     POOL PRINCIPAL
        GEOGRAPHIC AREA           LOANS         CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
    California                        271     $ 141,428,598.43            73.23%
    Illinois                           25        14,633,396.83             7.58%
    North Carolina                      8         4,251,441.48             2.20%
    Massachusetts                       7         4,000,828.71             2.07%
    South Carolina                      7         3,803,989.31             1.97%
    Florida                             9         3,644,013.14             1.89%
    Texas                               6         2,731,918.40             1.41%
    Washington                          5         2,102,874.05             1.09%
    Georgia                             4         1,914,555.63             0.99%
    Virginia                            4         1,682,197.17             0.87%
    Arizona                             2         1,460,138.78             0.76%
    Missouri                            2         1,439,131.82             0.75%
    Nevada                              3         1,338,292.05             0.69%
    Colorado                            2         1,029,574.03             0.53%
    Connecticut                         1           997,743.12             0.52%
    District of Columbia                1           994,159.04             0.51%
    Hawaii                              1           938,587.10             0.49%
    Ohio                                2           827,902.99             0.43%
    Maryland                            2           777,244.00             0.40%
    Wisconsin                           1           749,012.36             0.39%
    New Mexico                          1           649,104.47             0.34%
    Oregon                              1           570,364.92             0.30%
    Vermont                             1           396,800.00             0.21%
    Tennessee                           1           390,000.00             0.20%
    New York                            1           374,000.00             0.19%
-------------------------------------------------------------------------------
    Total:                            368     $ 193,125,867.83           100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 6.35% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                18

BoAMS 2003-E $935,875,000 (approximate)

  CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 1 MORTGAGE LOANS /(1)/

                                                  AGGREGATE          % OF
                                 NUMBER OF     STATED PRINCIPAL   CUT-OFF DATE
CURRENT MORTGAGE LOAN            MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
PRINCIPAL BALANCES ($)            LOANS          CUT-OFF DATE       BALANCE
-------------------------------------------------------------------------------
    300,000.01 - 350,000.00            12     $   4,084,773.71             2.12%
    350,000.01 - 400,000.00            68        25,731,802.65            13.32%
    400,000.01 - 450,000.00            75        32,140,490.95            16.64%
    450,000.01 - 500,000.00            57        27,259,554.79            14.11%
    500,000.01 - 550,000.00            42        22,225,101.97            11.51%
    550,000.01 - 600,000.00            29        16,784,397.31             8.69%
    600,000.01 - 650,000.00            25        15,666,207.25             8.11%
    650,000.01 - 700,000.00            11         7,496,832.99             3.88%
    700,000.01 - 750,000.00            18        13,226,674.09             6.85%
    750,000.01 - 800,000.00             5         3,920,968.92             2.03%
    800,000.01 - 850,000.00             3         2,486,530.50             1.29%
    850,000.01 - 900,000.00             3         2,620,231.15             1.36%
    900,000.01 - 950,000.00             4         3,727,948.52             1.93%
    950,000.01 - 1,000,000.00          16        15,754,353.03             8.16%
-------------------------------------------------------------------------------
    Total:                            368     $ 193,125,867.83           100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $524,799.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                19

BoAMS 2003-E $935,875,000 (approximate)

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 1 MORTGAGE LOANS /(1)/

                                                  AGGREGATE          % OF
                                NUMBER OF     STATED PRINCIPAL    CUT-OFF DATE
ORIGINAL LOAN-TO-VALUE          MORTGAGE       BALANCE AS OF     POOL PRINCIPAL
RATIOS (%)                        LOANS          CUT-OFF DATE       BALANCE
-------------------------------------------------------------------------------
    15.01 - 20.00                       2     $   1,456,146.38             0.75%
    25.01 - 30.00                       6         3,531,905.81             1.83%
    30.01 - 35.00                       3         1,938,000.00             1.00%
    35.01 - 40.00                       7         3,504,109.44             1.81%
    40.01 - 45.00                      13         7,545,351.09             3.91%
    45.01 - 50.00                      21        12,845,606.43             6.65%
    50.01 - 55.00                      26        13,678,262.10             7.08%
    55.01 - 60.00                      32        18,603,463.12             9.63%
    60.01 - 65.00                      32        16,633,932.50             8.61%
    65.01 - 70.00                      54        28,584,561.12            14.80%
    70.01 - 75.00                      43        22,982,543.13            11.90%
    75.01 - 80.00                     128        61,384,236.71            31.78%
    80.01 - 85.00                       1           437,750.00             0.23%
-------------------------------------------------------------------------------
    Total:                            368     $ 193,125,867.83           100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 65.43%.

       CURRENT MORTGAGE INTEREST RATES OF THE GROUP 1 MORTGAGE LOANS /(1)/

                                                  AGGREGATE          % OF
                                NUMBER OF     STATED PRINCIPAL    CUT-OFF DATE
                                 MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
MORTGAGE INTEREST RATES (%)        LOANS        CUT-OFF DATE        BALANCE
-------------------------------------------------------------------------------
    3.751 - 4.000                       7     $   3,363,014.42             1.74%
    4.001 - 4.250                      84        44,922,210.88            23.26%
    4.251 - 4.500                     181        93,581,094.05            48.46%
    4.501 - 4.750                      79        43,190,706.41            22.36%
    4.751 - 5.000                      11         5,126,776.26             2.65%
    5.001 - 5.250                       1           569,261.41             0.29%
    5.251 - 5.500                       2           739,428.37             0.38%
    5.501 - 5.750                       2         1,218,048.49             0.63%
    5.751 - 6.000                       1           415,327.54             0.22%
-------------------------------------------------------------------------------
    Total:                            368     $ 193,125,867.83           100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.463%.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                20

BoAMS 2003-E $935,875,000 (approximate)

                   GROSS MARGINS OF THE GROUP 1 MORTGAGE LOANS

                                                  AGGREGATE          % OF
                                NUMBER OF     STATED PRINCIPAL    CUT-OFF DATE
                                 MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
GROSS MARGIN (%)                  LOANS          CUT-OFF DATE       BALANCE
-------------------------------------------------------------------------------
    2.250                             368     $ 193,125,867.83           100.00%
-------------------------------------------------------------------------------
    Total:                            368     $ 193,125,867.83           100.00%
===============================================================================

                RATE CEILINGS OF THE GROUP 1 MORTGAGE LOANS /(1)/

                                                  AGGREGATE          % OF
                                NUMBER OF     STATED PRINCIPAL   CUT-OFF DATE
    MAXIMUM LIFETIME            MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
MORTGAGE INTEREST RATES (%)       LOANS         CUT-OFF DATE       BALANCE
-------------------------------------------------------------------------------
    9.751 - 10.000                      7     $   3,363,014.42             1.74%
    10.001 - 10.250                    84        44,922,210.88            23.26%
    10.251 - 10.500                   181        93,581,094.05            48.46%
    10.501 - 10.750                    79        43,190,706.41            22.36%
    10.751 - 11.000                    11         5,126,776.26             2.65%
    11.001 - 11.250                     1           569,261.41             0.29%
    11.251 - 11.500                     2           739,428.37             0.38%
    11.501 - 11.750                     2         1,218,048.49             0.63%
    11.751 - 12.000                     1           415,327.54             0.22%
-------------------------------------------------------------------------------
    Total:                            368     $ 193,125,867.83           100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.463%.

         FIRST RATE ADJUSTMENT DATE OF THE GROUP 1 MORTGAGE LOANS /(1)/

                                                  AGGREGATE          % OF
                                 NUMBER OF    STATED PRINCIPAL    CUT-OFF DATE
                                 MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
FIRST RATE ADJUSTMENT DATE        LOANS         CUT-OFF DATE        BALANCE
-------------------------------------------------------------------------------
    July 1, 2005                        5     $   2,530,786.95             1.31%
    January 1, 2006                     1           411,278.86             0.21%
    March 1, 2006                       1           524,580.34             0.27%
    April 1, 2006                     235       124,754,470.68            64.60%
    May 1, 2006                       126        64,904,751.00            33.61%
-------------------------------------------------------------------------------
    Total:                            368     $ 193,125,867.83           100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                21

BoAMS 2003-E $935,875,000 (approximate)

               REMAINING TERMS OF THE GROUP 1 MORTGAGE LOANS /(1)/

                                                  AGGREGATE          % OF
                                NUMBER OF     STATED PRINCIPAL    CUT-OFF DATE
                                 MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
   REMAINING TERM (MONTHS)         LOANS        CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
    161 - 180                           1     $     490,000.00             0.25%
    341 - 360                         367       192,635,867.83            99.75%
-------------------------------------------------------------------------------
    Total:                            368     $ 193,125,867.83           100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

        CREDIT SCORING OF MORTGAGORS OF THE GROUP 1 MORTGAGE LOANS /(1)/

                                                  AGGREGATE          % OF
                                NUMBER OF     STATED PRINCIPAL    CUT-OFF DATE
                                 MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
       CREDIT SCORES              LOANS        CUT-OFF DATE          BALANCE
-------------------------------------------------------------------------------
    801 - 850                           2     $     863,895.46             0.45%
    751 - 800                         165        85,780,496.50            44.42%
    701 - 750                         149        77,461,083.99            40.11%
    651 - 700                          47        25,932,756.80            13.43%
    601 - 650                           5         3,087,635.08             1.60%
-------------------------------------------------------------------------------
    Total:                            368     $ 193,125,867.83           100.00%
===============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                22

BoAMS 2003-E $935,875,000 (approximate)

                  COLLATERAL SUMMARY OF GROUP 2 MORTGAGE LOANS

DESCRIPTION OF THE GROUP 2 MORTGAGE LOANS

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 27.96% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                    COLLATERAL SUMMARY      RANGE (IF APPLICABLE)
                                                    ------------------      ---------------------
Total Outstanding Loan Balance                       $   666,529,320
Total Number of Loans                                           1249
Average Loan Principal Balance                       $       533,650      $ 322,701 to $1,236,000
WA Gross Coupon                                                4.896%             3.250% to 6.000%
WA FICO                                                          744                   620 to 821
WA Original Term (mos.)                                          359                   120 to 360
WA Remaining Term (mos.)                                         358                   119 to 360
WA OLTV                                                        64.38%             10.29% to 95.00%
WA Months to First Rate Adjustment Date                           59
                                                                                         56 to 60
Gross Margin                                                   2.250%
WA Rate Ceiling                                                9.896%            8.250% to 11.000%
Geographic Concentration of Mortgaged Properties     CA        73.11%
(Top 5 States) based on the Aggregate Stated         IL         6.45%
Principal Balance                                    FL         2.90%
                                                     NC         1.64%
                                                     AZ         1.56%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                23

BoAMS 2003-E $935,875,000 (approximate)

      OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                  AGGREGATE           % OF
                                 NUMBER OF    STATED PRINCIPAL     CUT-OFF DATE
                                 MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
         OCCUPANCY                LOANS         CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
     Primary Residence               1,181    $ 628,845,145.76            94.35%
     Second Home                        63       35,688,771.01             5.35%
     Investor Property                   5        1,995,402.81             0.30%
-------------------------------------------------------------------------------
     Total:                          1,249    $ 666,529,319.58           100.00%
===============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 2 MORTGAGE LOANS

                                                  AGGREGATE           % OF
                                 NUMBER OF    STATED PRINCIPAL     CUT-OFF DATE
                                 MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
       PROPERTY TYPE               LOANS        CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
    Single Family Residence            818    $ 449,234,508.42            67.40%
    PUD-Detached                       294      151,437,230.83            22.72%
    Condominium                        102       49,742,748.88             7.46%
    PUD-Attached                        28       12,637,223.23             1.90%
    3-Family                             2        1,274,500.94             0.19%
    Townhouse                            3        1,245,512.13             0.19%
    2-Family                             2          957,595.15             0.14%
-------------------------------------------------------------------------------
    Total:                           1,249    $ 666,529,319.58           100.00%
===============================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 2 MORTGAGE LOANS

                                                  AGGREGATE           % OF
                                 NUMBER OF    STATED PRINCIPAL     CUT-OFF DATE
                                 MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
          PURPOSE                  LOANS        CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
    Refinance-Rate/Term                852    $ 468,445,489.97            70.28%
    Purchase                           218      112,191,214.61            16.83%
    Refinance-Cashout                  179       85,892,615.00            12.89%
-------------------------------------------------------------------------------
    Total:                           1,249    $ 666,529,319.58           100.00%
===============================================================================

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                24

BoAMS 2003-E $935,875,000 (approximate)

      GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP 2
                              MORTGAGE LOANS /(1)/

                                                  AGGREGATE           % OF
                                 NUMBER OF    STATED PRINCIPAL    CUT-OFF DATE
                                 MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
      GEOGRAPHIC AREA             LOANS         CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
     California                        919    $ 487,319,062.53            73.11%
     Illinois                           75       43,002,086.28             6.45%
     Florida                            35       19,339,476.46             2.90%
     North Carolina                     16       10,931,116.58             1.64%
     Arizona                            18       10,423,221.24             1.56%
     Maryland                           21        9,769,058.19             1.47%
     Colorado                           16        8,844,833.23             1.33%
     Washington                         14        7,552,617.71             1.13%
     Massachusetts                      13        6,687,407.77             1.00%
     Nevada                             10        6,044,079.75             0.91%
     Connecticut                         9        5,791,521.00             0.87%
     Georgia                            13        5,741,956.24             0.86%
     Virginia                           11        5,143,281.27             0.77%
     Texas                              11        4,812,013.76             0.72%
     South Carolina                      9        4,066,745.84             0.61%
     Minnesota                           7        3,653,717.42             0.55%
     Michigan                            5        2,970,091.55             0.45%
     Tennessee                           6        2,952,884.99             0.44%
     Missouri                            5        2,551,451.89             0.38%
     District of Columbia                5        2,215,941.12             0.33%
     Pennsylvania                        4        2,165,550.00             0.32%
     Hawaii                              2        1,998,683.14             0.30%
     Oregon                              4        1,945,839.78             0.29%
     New York                            3        1,463,895.75             0.22%
     New Jersey                          3        1,439,751.70             0.22%
     Wisconsin                           2        1,211,498.55             0.18%
     New Mexico                          2        1,150,500.00             0.17%
     Idaho                               1        1,000,000.00             0.15%
     Ohio                                2          873,921.30             0.13%
     Kansas                              2          859,569.96             0.13%
     Indiana                             2          852,800.00             0.13%
     Wyoming                             1          520,500.00             0.08%
     Mississippi                         1          479,244.58             0.07%
     Vermont                             1          405,000.00             0.06%
     Montana                             1          350,000.00             0.05%
-------------------------------------------------------------------------------
     Total:                          1,249    $ 666,529,319.58           100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.33% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                25

BoAMS 2003-E $935,875,000 (approximate)

  CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                  AGGREGATE           % OF
                                 NUMBER OF    STATED PRINCIPAL    CUT-OFF DATE
CURRENT MORTGAGE LOAN            MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
PRINCIPAL BALANCES ($)             LOANS        CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
    300,000.01 - 350,000.00             83    $  28,138,681.21             4.22%
    350,000.01 - 400,000.00            229       86,843,670.75            13.03%
    400,000.01 - 450,000.00            217       92,634,075.48            13.90%
    450,000.01 - 500,000.00            182       87,311,636.15            13.10%
    500,000.01 - 550,000.00            101       53,397,142.06             8.01%
    550,000.01 - 600,000.00            101       58,401,626.92             8.76%
    600,000.01 - 650,000.00             89       56,175,436.79             8.43%
    650,000.01 - 700,000.00             48       32,714,800.55             4.91%
    700,000.01 - 750,000.00             69       50,433,443.67             7.57%
    750,000.01 - 800,000.00             20       15,647,272.53             2.35%
    800,000.01 - 850,000.00             12        9,819,767.54             1.47%
    850,000.01 - 900,000.00             25       22,149,800.42             3.32%
    900,000.01 - 950,000.00             16       14,858,227.38             2.23%
    950,000.01 - 1,000,000.00           49       48,622,596.59             7.29%
    1,000,000.01 - 1,500,000.00          8        9,381,141.54             1.41%
-------------------------------------------------------------------------------
    Total:                           1,249    $ 666,529,319.58           100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $533,650.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                26

BoAMS 2003-E $935,875,000 (approximate)

        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                  AGGREGATE           % OF
                                 NUMBER OF    STATED PRINCIPAL    CUT-OFF DATE
ORIGINAL LOAN-TO-VALUE           MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
RATIOS (%)                         LOANS        CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
    10.01 - 15.00                        5    $   2,130,701.00             0.32%
    15.01 - 20.00                        4        2,346,006.86             0.35%
    20.01 - 25.00                       12        7,207,636.69             1.08%
    25.01 - 30.00                       16        9,921,945.42             1.49%
    30.01 - 35.00                       17       10,785,064.59             1.62%
    35.01 - 40.00                       33       18,893,943.39             2.83%
    40.01 - 45.00                       55       31,085,345.14             4.66%
    45.01 - 50.00                       66       38,449,555.88             5.77%
    50.01 - 55.00                       72       39,144,274.65             5.87%
    55.01 - 60.00                       97       53,232,953.48             7.99%
    60.01 - 65.00                      118       65,737,762.00             9.86%
    65.01 - 70.00                      212      114,389,386.99            17.16%
    70.01 - 75.00                      171       94,494,031.54            14.18%
    75.01 - 80.00                      363      175,551,104.80            26.34%
    85.01 - 90.00                        7        2,784,272.88             0.42%
    90.01 - 95.00                        1          375,334.27             0.06%
-------------------------------------------------------------------------------
    Total:                           1,249    $ 666,529,319.58           100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 64.38%.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                27

BoAMS 2003-E $935,875,000 (approximate)

       CURRENT MORTGAGE INTEREST RATES OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                  AGGREGATE           % OF
                                 NUMBER OF    STATED PRINCIPAL     CUT-OFF DATE
                                 MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
MORTGAGE INTEREST RATES (%)        LOANS        CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
     3.001 - 3.250                       1    $   1,120,000.00             0.17%
     3.251 - 3.500                       1          479,244.58             0.07%
     3.501 - 3.750                       6        2,674,556.74             0.40%
     3.751 - 4.000                       4        1,900,866.06             0.29%
     4.001 - 4.250                      32       17,446,291.30             2.62%
     4.251 - 4.500                     119       65,028,421.50             9.76%
     4.501 - 4.750                     300      158,962,353.15            23.85%
     4.751 - 5.000                     429      224,651,800.76            33.70%
     5.001 - 5.250                     258      138,667,985.53            20.80%
     5.251 - 5.500                      92       51,684,700.76             7.75%
     5.501 - 5.750                       6        3,513,497.41             0.53%
     5.751 - 6.000                       1          399,601.79             0.06%
-------------------------------------------------------------------------------
     Total:                          1,249    $ 666,529,319.58           100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 4.896%.

                   GROSS MARGINS OF THE GROUP 2 MORTGAGE LOANS

                                                  AGGREGATE           % OF
                                 NUMBER OF    STATED PRINCIPAL     CUT-OFF DATE
                                 MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
GROSS MARGIN (%)                   LOANS        CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
     2.250                           1,249    $ 666,529,319.58           100.00%
-------------------------------------------------------------------------------
     Total:                          1,249    $ 666,529,319.58           100.00%
===============================================================================

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                28

BoAMS 2003-E $935,875,000 (approximate)

                RATE CEILINGS OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                  AGGREGATE           % OF
                                 NUMBER OF    STATED PRINCIPAL    CUT-OFF DATE
     MAXIMUM LIFETIME            MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
MORTGAGE INTEREST RATES (%)        LOANS        CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
      8.001 - 8.250                      1    $   1,120,000.00             0.17%
      8.251 - 8.500                      1          479,244.58             0.07%
      8.501 - 8.750                      6        2,674,556.74             0.40%
      8.751 - 9.000                      4        1,900,866.06             0.29%
      9.001 - 9.250                     32       17,446,291.30             2.62%
      9.251 - 9.500                    119       65,028,421.50             9.76%
      9.501 - 9.750                    300      158,962,353.15            23.85%
      9.751 - 10.000                   429      224,651,800.76            33.70%
      10.001 - 10.250                  258      138,667,985.53            20.80%
      10.251 - 10.500                   92       51,684,700.76             7.75%
      10.501 - 10.750                    6        3,513,497.41             0.53%
      10.751 - 11.000                    1          399,601.79             0.06%
-------------------------------------------------------------------------------
      Total:                         1,249    $ 666,529,319.58           100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 9.896%.

         FIRST RATE ADJUSTMENT DATE OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                  AGGREGATE           % OF
                                 NUMBER OF    STATED PRINCIPAL    CUT-OFF DATE
                                 MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
FIRST RATE ADJUSTMENT DATE         LOANS        CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
      January 1, 2008                    1    $   1,210,141.54             0.18%
      February 1, 2008                   2          884,659.98             0.13%
      March 1, 2008                      5        2,603,278.40             0.39%
      April 1, 2008                    841      443,775,144.64            66.58%
      May 1, 2008                      400      218,056,095.02            32.72%
-------------------------------------------------------------------------------
      Total:                         1,249    $ 666,529,319.58           100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                29

BoAMS 2003-E $935,875,000 (approximate)

               REMAINING TERMS OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                  AGGREGATE           % OF
                                 NUMBER OF    STATED PRINCIPAL    CUT-OFF DATE
                                 MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
REMAINING TERM (MONTHS)            LOANS        CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
     101 - 120                           2    $   1,743,113.68             0.26%
     161 - 180                           4        1,668,852.28             0.25%
     221 - 240                           1          472,830.07             0.07%
     281 - 300                           3        1,093,720.14             0.16%
     341 - 360                       1,239      661,550,803.41            99.25%
-------------------------------------------------------------------------------
     Total:                          1,249    $ 666,529,319.58           100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

        CREDIT SCORING OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                  AGGREGATE           % OF
                                 NUMBER OF    STATED PRINCIPAL    CUT-OFF DATE
                                 MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
       CREDIT SCORES               LOANS        CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
    801 - 850                           24    $  12,433,010.15             1.87%
    751 - 800                          597      317,782,011.79            47.68%
    701 - 750                          455      247,319,701.11            37.11%
    651 - 700                          150       78,941,917.83            11.84%
    601 - 650                           21        9,367,665.44             1.41%
    Not Scored                           2          685,013.26             0.10%
-------------------------------------------------------------------------------
    Total:                           1,249    $ 666,529,319.58           100.00%
===============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                30

BoAMS 2003-E $935,875,000 (approximate)

                  COLLATERAL SUMMARY OF GROUP 3 MORTGAGE LOANS

DESCRIPTION OF THE GROUP 3 MORTGAGE LOANS

The Group 3 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans are 30-year adjustable rate mortgages with an initial fixed rate, interest-only payments for five years, followed by 25 years of fully amortizing principal and interest payments. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

All of the Group 3 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the note date or the anniversary of the note date) during the first 36 months of the loan term.

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                   COLLATERAL SUMMARY      RANGE (IF APPLICABLE)
                                                   ------------------     -----------------------
Total Outstanding Loan Balance                      $    48,155,932
Total Number of Loans                                            88
Average Loan Principal Balance                      $       547,227       $ 323,000 to $1,000,000
WA Gross Coupon                                               5.087%              4.375% to 5.875%
WA FICO                                                         735                    633 to 802
WA Original Term (mos.)                                         360                    360 to 360
WA Remaining Term (mos.)                                        358                    352 to 360
WA OLTV                                                       64.17%              10.00% to 87.89%
WA Months to First Adjustment Date                               58                      52 to 60
Gross Margin                                                  2.250%
WA Rate Ceiling                                              10.087%             9.375% to 10.875%
Geographic Concentration of Mortgaged Properties    CA        76.91%
(Top 5 States) based on the Aggregate Stated        FL         7.60%
Principal Balance                                   VA         5.90%
                                                    CO         2.83%
                                                    AZ         1.92%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                31

BoAMS 2003-E $935,875,000 (approximate)

                  COLLATERAL SUMMARY OF GROUP 3 MORTGAGE LOANS

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

      OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                                  AGGREGATE           % OF
                                 NUMBER OF    STATED PRINCIPAL     CUT-OFF DATE
                                 MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
          OCCUPANCY                LOANS        CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
    Primary Residence                   79    $  44,068,712.80            91.51%
    Second Home                          9        4,087,219.61             8.49%
-------------------------------------------------------------------------------
    Total:                              88    $  48,155,932.41           100.00%
===============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 3 MORTGAGE LOANS

                                                  AGGREGATE           % OF
                                 NUMBER OF    STATED PRINCIPAL     CUT-OFF DATE
                                 MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
        PROPERTY TYPE              LOANS        CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
    Single Family Residence             47    $  27,085,357.38            56.25%
    PUD-Detached                        28       15,014,335.03            31.18%
    Condominium                         11        5,248,240.00            10.90%
    PUD-Attached                         2          808,000.00             1.68%
-------------------------------------------------------------------------------
    Total:                              88    $  48,155,932.41           100.00%
===============================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 3 MORTGAGE LOANS

                                                  AGGREGATE           % OF
                                 NUMBER OF    STATED PRINCIPAL     CUT-OFF DATE
                                 MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
           PURPOSE                 LOANS        CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
    Refinance-Rate/Term                 35    $  19,985,632.72            41.50%
    Purchase                            36       19,022,763.45            39.50%
    Refinance-Cashout                   17        9,147,536.24            19.00%
-------------------------------------------------------------------------------
    Total:                              88    $  48,155,932.41           100.00%
===============================================================================

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                32

BoAMS 2003-E $935,875,000 (approximate)

      GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP 3
                              MORTGAGE LOANS /(1)/

                                                  AGGREGATE           % OF
                                 NUMBER OF    STATED PRINCIPAL    CUT-OFF DATE
                                 MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
      GEOGRAPHIC AREA              LOANS        CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
    California                          66    $  37,037,121.65            76.91%
    Florida                              6        3,657,500.00             7.60%
    Virginia                             6        2,838,949.39             5.90%
    Colorado                             3        1,362,000.00             2.83%
    Arizona                              2          924,000.00             1.92%
    New Jersey                           1          569,000.00             1.18%
    Tennessee                            1          491,441.37             1.02%
    Oregon                               1          490,000.00             1.02%
    New York                             1          444,000.00             0.92%
    South Carolina                       1          341,920.00             0.71%
-------------------------------------------------------------------------------
    Total:                              88    $  48,155,932.41           100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 3.93% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                33

BoAMS 2003-E $935,875,000 (approximate)

  CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                                 AGGREGATE            % OF
                                 NUMBER OF    STATED PRINCIPAL    CUT-OFF DATE
CURRENT MORTGAGE LOAN            MORTGAGE       BALANCE AS OF    POOL PRINCIPAL
PRINCIPAL BALANCES ($)             LOANS        CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
   300,000.01 - 350,000.00               8    $   2,682,759.61             5.57%
   350,000.01 - 400,000.00              13        4,932,700.00            10.24%
   400,000.01 - 450,000.00              14        6,085,612.24            12.64%
   450,000.01 - 500,000.00              17        8,177,389.22            16.98%
   500,000.01 - 550,000.00               8        4,188,673.68             8.70%
   550,000.01 - 600,000.00               3        1,769,000.00             3.67%
   600,000.01 - 650,000.00               5        3,170,800.00             6.58%
   650,000.01 - 700,000.00               2        1,360,000.00             2.82%
   700,000.01 - 750,000.00               5        3,695,360.39             7.67%
   750,000.01 - 800,000.00               1          764,000.00             1.59%
   800,000.01 - 850,000.00               1          844,000.00             1.75%
   850,000.01 - 900,000.00               3        2,642,850.00             5.49%
   900,000.01 - 950,000.00               2        1,886,537.27             3.92%
   950,000.01 - 1,000,000.00             6        5,956,250.00            12.37%
-------------------------------------------------------------------------------
   Total:                               88    $  48,155,932.41           100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $547,227.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                34

BoAMS 2003-E $935,875,000 (approximate)

        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                                    AGGREGATE           % OF
                                     NUMBER OF   STATED PRINCIPAL    CUT-OFF DATE
                                     MORTGAGE      BALANCE AS OF    POOL PRINCIPAL
ORIGINAL LOAN-TO-VALUE RATIOS (%)      LOANS       CUT-OFF DATE        BALANCE
----------------------------------------------------------------------------------
    5.01 - 10.00                           1     $     600,000.00             1.25%
    15.01 - 20.00                          2         1,586,537.27             3.29%
    30.01 - 35.00                          5         3,845,500.00             7.99%
    35.01 - 40.00                          1           764,000.00             1.59%
    40.01 - 45.00                          4         2,310,755.08             4.80%
    45.01 - 50.00                          5         3,091,000.00             6.42%
    50.01 - 55.00                          2           702,099.61             1.46%
    55.01 - 60.00                          3         1,916,000.00             3.98%
    60.01 - 65.00                          2         1,235,000.00             2.56%
    65.01 - 70.00                         11         6,509,750.00            13.52%
    70.01 - 75.00                         17         8,947,559.78            18.58%
    75.01 - 80.00                         34        16,313,730.67            33.88%
    85.01 - 90.00                          1           334,000.00             0.69%
----------------------------------------------------------------------------------
    Total:                                88     $  48,155,932.41           100.00%
==================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 64.17%.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                35

BoAMS 2003-E $935,875,000 (approximate)

       CURRENT MORTGAGE INTEREST RATES OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                                 AGGREGATE           % OF
                              NUMBER OF      STATED PRINCIPAL    CUT-OFF DATE
                               MORTGAGE        BALANCE AS OF     POOL PRINCIPAL
MORTGAGE INTEREST RATES (%)     LOANS          CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
    4.251 - 4.500                   1        $     750,000.00              1.56%
    4.501 - 4.750                  22           11,989,818.75             24.90%
    4.751 - 5.000                  21           11,103,754.69             23.06%
    5.001 - 5.250                  21           12,518,593.70             26.00%
    5.251 - 5.500                  16            8,440,900.67             17.53%
    5.501 - 5.750                   5            2,483,670.00              5.16%
    5.751 - 6.000                   2              869,194.60              1.80%
-------------------------------------------------------------------------------
    Total:                         88        $  48,155,932.41            100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.087%.

                   GROSS MARGINS OF THE GROUP 3 MORTGAGE LOANS

                                              AGGREGATE              % OF
                           NUMBER OF       STATED PRINCIPAL       CUT-OFF DATE
                            MORTGAGE         BALANCE AS OF       POOL PRINCIPAL
GROSS MARGINS (%)            LOANS           CUT-OFF DATE            BALANCE
-------------------------------------------------------------------------------
    2.250                       88         $  48,155,932.41              100.00%
-------------------------------------------------------------------------------
    Total:                      88         $  48,155,932.41              100.00%
===============================================================================

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                36

BoAMS 2003-E $935,875,000 (approximate)

                RATE CEILINGS OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                                 AGGREGATE           % OF
                                  NUMBER OF   STATED PRINCIPAL    CUT-OFF DATE
         MAXIMUM LIFETIME         MORTGAGE      BALANCE AS OF    POOL PRINCIPAL
    MORTGAGE INTEREST RATES (%)     LOANS       CUT-OFF DATE        BALANCE
-------------------------------------------------------------------------------
    9.251 - 9.500                      1      $     750,000.00             1.56%
    9.501 - 9.750                     22         11,989,818.75            24.90%
    9.751 - 10.000                    21         11,103,754.69            23.06%
    10.001 - 10.250                   21         12,518,593.70            26.00%
    10.251 - 10.500                   16          8,440,900.67            17.53%
    10.501 - 10.750                    5          2,483,670.00             5.16%
    10.751 - 11.000                    2            869,194.60             1.80%
-------------------------------------------------------------------------------
    Total:                            88      $  48,155,932.41           100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.087%.

         FIRST RATE ADJUSTMENT DATE OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                               AGGREGATE             % OF
                                NUMBER OF   STATED PRINCIPAL      CUT-OFF DATE
                                MORTGAGE     BALANCE AS OF       POOL PRINCIPAL
       FIRST ADJUSTMENT DATE     LOANS       CUT-OFF DATE           BALANCE
-------------------------------------------------------------------------------
    September 1, 2007               1       $     345,000.00               0.72%
    December 1, 2007                1             499,270.00               1.04%
    January 1, 2008                14           7,808,101.97              16.21%
    February 1, 2008               15           8,289,437.00              17.21%
    March 1, 2008                  19          10,818,873.44              22.47%
    April 1, 2008                  25          14,376,700.00              29.85%
    May 1, 2008                    13           6,018,550.00              12.50%
-------------------------------------------------------------------------------
    Total:                         88       $  48,155,932.41             100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 58 months.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                37

BoAMS 2003-E $935,875,000 (approximate)

               REMAINING TERMS OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                            AGGREGATE              % OF
                            NUMBER OF    STATED PRINCIPAL       CUT-OFF DATE
                            MORTGAGE      BALANCE AS OF       POOL PRINCIPAL
REMAINING TERM (MONTHS)      LOANS        CUT-OFF DATE            BALANCE
------------------------------------------------------------------------------
    341 - 360                   88       $  48,155,932.41               100.00%
------------------------------------------------------------------------------
    Total:                      88       $  48,155,932.41               100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 358 months.

        CREDIT SCORING OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                            AGGREGATE              % OF
                        NUMBER OF        STATED PRINCIPAL       CUT-OFF DATE
                        MORTGAGE           BALANCE AS OF       POOL PRINCIPAL
    CREDIT SCORES         LOANS            CUT-OFF DATE           BALANCE
------------------------------------------------------------------------------
       801 - 850            1            $     389,600.00                 0.81%
       751 - 800           37               21,250,369.63                44.13%
       701 - 750           28               15,060,490.33                31.27%
       651 - 700           18                8,813,272.45                18.30%
       601 - 650            4                2,642,200.00                 5.49%
------------------------------------------------------------------------------
       Total:              88            $  48,155,932.41               100.00%
==============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                38

BoAMS 2003-E $935,875,000 (approximate)

                  COLLATERAL SUMMARY OF GROUP 4 MORTGAGE LOANS

DESCRIPTION OF THE GROUP 4 MORTGAGE LOANS

The Group 4 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                          COLLATERAL SUMMARY          RANGE (IF APPLICABLE)
                                                          ------------------          ---------------------
Total Outstanding Loan Balance                                 $  6,962,055
Total Number of Loans                                                   114
Average Loan Principal Balance                                 $     99,667         $   323,654 to $998,826
WA Gross Coupon                                                       5.209%                4.000% to 5.875%
WA FICO                                                                 743         $            623 to 809
WA Original Term (mos.)                                                 358                      180 to 360
WA Remaining Term (mos.)                                                357                      179 to 360
WA OLTV                                                               65.51%                17.77% to 84.89%
WA Months to First Adjustment Date                                       83                        83 to 84
Gross Margin                                                          2.250%
WA Rate Ceiling                                                      10.209%               9.000% to 10.875%
Geographic Concentration of Mortgaged Properties (Top          CA     55.38%
 5 States) based on the Aggregate Stated Principal             TX      7.09%
 Balance                                                       IL      6.84%
                                                               MD      5.65%
                                                               VA      4.65%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                39

BoAMS 2003-E $935,875,000 (approximate)

                  COLLATERAL SUMMARY OF GROUP 4 MORTGAGE LOANS

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

      OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                           AGGREGATE               % OF
                         NUMBER OF      STATED PRINCIPAL       CUT-OFF DATE
                         MORTGAGE         BALANCE AS OF        POOL PRINCIPAL
        OCCUPANCY          LOANS          CUT-OFF DATE            BALANCE
-----------------------------------------------------------------------------
     Primary Residence           107        $  53,091,626.40            93.21%
     Second Home                   5            3,103,533.41             5.45%
     Investor Property             2              766,895.40             1.35%
-----------------------------------------------------------------------------
        Total:                   114        $  56,962,055.21           100.00%
=============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                        PROPERTY TYPES OF THE GROUP 4 MORTGAGE LOANS

                                                  AGGREGATE           % OF
                                NUMBER OF      STATED PRINCIPAL    CUT-OFF DATE
                                MORTGAGE        BALANCE AS OF    POOL PRINCIPAL
        PROPERTY TYPE            LOANS          CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
     Single Family Residence        73         $  36,681,427.45           64.40%
     PUD-Detached                   30            15,056,641.23           26.43%
     Condominium                     8             3,580,871.47            6.29%
     PUD-Attached                    2             1,250,319.29            2.20%
     Townhouse                       1               392,795.77            0.69%
-------------------------------------------------------------------------------
     Total:                        114         $  56,962,055.21          100.00%
===============================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 4 MORTGAGE LOANS

                                              AGGREGATE             % OF
                            NUMBER OF      STATED PRINCIPAL      CUT-OFF DATE
                            MORTGAGE        BALANCE AS OF       POOL PRINCIPAL
        PURPOSE               LOANS         CUT-OFF DATE           BALANCE
------------------------------------------------------------------------------
     Refinance-Rate/Term         56        $  28,166,235.66              49.45%
     Purchase                    40           21,082,937.67              37.01%
     Refinance-Cashout           18            7,712,881.88              13.54%
------------------------------------------------------------------------------
     Total:                     114         $ 56,962,055.21             100.00%
==============================================================================

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                40

BoAMS 2003-E $935,875,000 (approximate)

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                       OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                             AGGREGATE               % OF
                          NUMBER OF       STATED PRINCIPAL       CUT-OFF DATE
                          MORTGAGE          BALANCE AS OF       POOL PRINCIPAL
       GEOGRAPHIC AREA      LOANS           CUT-OFF DATE           BALANCE
------------------------------------------------------------------------------
     California                62           $ 31,544,460.28              55.38%
     Texas                      8              4,041,332.57               7.09%
     Illinois                   7              3,896,760.03               6.84%
     Maryland                   6              3,218,322.96               5.65%
     Virginia                   7              2,646,776.67               4.65%
     Georgia                    5              2,108,195.01               3.70%
     Florida                    3              1,424,374.12               2.50%
     Oregon                     3              1,383,599.99               2.43%
     Utah                       2              1,366,263.56               2.40%
     Arizona                    2              1,092,745.13               1.92%
     Tennessee                  2                956,430.44               1.68%
     Pennsylvania               2                854,669.92               1.50%
     Washington                 1                639,200.00               1.12%
     Connecticut                1                560,000.00               0.98%
     New York                   1                465,501.82               0.82%
     Kansas                     1                386,605.43               0.68%
     South Carolina             1                376,817.28               0.66%
------------------------------------------------------------------------------
     Total:                   114           $ 56,962,055.21             100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.36% of the Group 4 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                41

BoAMS 2003-E $935,875,000 (approximate)

  CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                                  AGGREGATE           % OF
                                   NUMBER OF   STATED PRINCIPAL   CUT-OFF DATE
CURRENT MORTGAGE LOAN PRINCIPAL    MORTGAGE     BALANCE AS OF    POOL PRINCIPAL
BALANCES ($)                         LOANS      CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
   300,000.01 - 350,000.00              12     $   4,078,898.79            7.16%
   350,000.01 - 400,000.00              19         7,121,840.91           12.50%
   400,000.01 - 450,000.00              23         9,749,271.36           17.12%
   450,000.01 - 500,000.00              16         7,621,997.90           13.38%
   500,000.01 - 550,000.00              12         6,421,501.24           11.27%
   550,000.01 - 600,000.00              10         5,655,256.57            9.93%
   600,000.01 - 650,000.00               5         3,139,794.35            5.51%
   650,000.01 - 700,000.00               5         3,397,656.12            5.96%
   700,000.01 - 750,000.00               6         4,484,085.97            7.87%
   750,000.01 - 800,000.00               1           782,892.14            1.37%
   800,000.01 - 850,000.00               1           846,000.00            1.49%
   850,000.01 - 900,000.00               2         1,735,575.45            3.05%
   900,000.01 - 950,000.00               1           928,458.45            1.63%
   950,000.01 - 1,000,000.00             1           998,825.96            1.75%
-------------------------------------------------------------------------------
   Total:                              114     $  56,962,055.21          100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $499,667.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                42

BoAMS 2003-E $935,875,000 (approximate)

        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                                     AGGREGATE           % OF
                                    NUMBER OF    STATED PRINCIPAL     CUT-OFF DATE
                                    MORTGAGE       BALANCE AS OF     POOL PRINCIPAL
ORIGINAL LOAN-TO-VALUE RATIOS (%)    LOANS         CUT-OFF DATE          BALANCE
-----------------------------------------------------------------------------------
    15.01 - 20.00                        1       $     496,915.91              0.87%
    20.01 - 25.00                        2             797,356.46              1.40%
    25.01 - 30.00                        1             928,458.45              1.63%
    30.01 - 35.00                        1             746,650.00              1.31%
    35.01 - 40.00                        1             392,538.60              0.69%
    40.01 - 45.00                        5           2,758,554.84              4.84%
    45.01 - 50.00                        8           4,679,566.85              8.22%
    50.01 - 55.00                        6           2,769,816.29              4.86%
    55.01 - 60.00                       10           4,095,056.42              7.19%
    60.01 - 65.00                        7           3,329,423.27              5.84%
    65.01 - 70.00                       21          10,075,889.36             17.69%
    70.01 - 75.00                       12           6,156,051.55             10.81%
    75.01 - 80.00                       38          19,235,777.21             33.77%
    80.01 - 85.00                        1             500,000.00              0.88%
-----------------------------------------------------------------------------------
    Total:                             114       $  56,962,055.21            100.00%
===================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 65.51%.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                43

BoAMS 2003-E $935,875,000 (approximate)

       CURRENT MORTGAGE INTEREST RATES OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                                AGGREGATE            % OF
                               NUMBER OF    STATED PRINCIPAL     CUT-OFF DATE
                                MORTGAGE      BALANCE AS OF     POOL PRINCIPAL
MORTGAGE INTEREST RATES (%)      LOANS        CUT-OFF DATE         BALANCE
------------------------------------------------------------------------------
    3.751 - 4.000                    1      $     740,000.00              1.30%
    4.001 - 4.250                    4          1,910,055.33              3.35%
    4.251 - 4.500                    2            947,806.56              1.66%
    4.501 - 4.750                    9          4,575,526.70              8.03%
    4.751 - 5.000                   18          8,735,916.85             15.34%
    5.001 - 5.250                   28         13,911,357.75             24.42%
    5.251 - 5.500                   34         18,577,712.21             32.61%
    5.501 - 5.750                   15          6,263,007.27             11.00%
    5.751 - 6.000                    3          1,300,672.54              2.28%
------------------------------------------------------------------------------
    Total:                         114      $  56,962,055.21            100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 5.209%.

                   GROSS MARGINS OF THE GROUP 4 MORTGAGE LOANS

                                          AGGREGATE               % OF
                        NUMBER OF      STATED PRINCIPAL       CUT-OFF DATE
                        MORTGAGE         BALANCE AS OF       POOL PRINCIPAL
GROSS MARGINS (%)         LOANS          CUT-OFF DATE            BALANCE
---------------------------------------------------------------------------
    2.250                   114        $  56,962,055.21              100.00%
---------------------------------------------------------------------------
    Total:                  114        $  56,962,055.21              100.00%
===========================================================================


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                44

BoAMS 2003-E $935,875,000 (approximate)

                RATE CEILINGS OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                                  AGGREGATE          % OF
                                  NUMBER OF   STATED PRINCIPAL   CUT-OFF DATE
         MAXIMUM LIFETIME         MORTGAGE      BALANCE AS OF   POOL PRINCIPAL
    MORTGAGE INTEREST RATES (%)     LOANS       CUT-OFF DATE        BALANCE
------------------------------------------------------------------------------
    8.751 - 9.000                       1     $     740,000.00            1.30%
    9.001 - 9.250                       4         1,910,055.33            3.35%
    9.251 - 9.500                       2           947,806.56            1.66%
    9.501 - 9.750                       9         4,575,526.70            8.03%
    9.751 - 10.000                     18         8,735,916.85           15.34%
    10.001 - 10.250                    28        13,911,357.75           24.42%
    10.251 - 10.500                    34        18,577,712.21           32.61%
    10.501 - 10.750                    15         6,263,007.27           11.00%
    10.751 - 11.000                     3         1,300,672.54            2.28%
------------------------------------------------------------------------------
    Total:                            114     $  56,962,055.21          100.00%
==============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4 Mortgage Loans is expected to be approximately 10.209%.

         FIRST RATE ADJUSTMENT DATE OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                               AGGREGATE             % OF
                             NUMBER OF      STATED PRINCIPAL      CUT-OFF DATE
                             MORTGAGE         BALANCE AS OF      POOL PRINCIPAL
     NEXT ADJUSTMENT DATE     LOANS           CUT-OFF DATE          BALANCE
-------------------------------------------------------------------------------
    April 1, 2010                 79        $  39,075,155.21              68.60%
    May 1, 2010                   35           17,886,900.00              31.40%
-------------------------------------------------------------------------------
    Total:                       114        $  56,962,055.21             100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to the Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 83 months.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                45

BoAMS 2003-E $935,875,000 (approximate)

               REMAINING TERMS OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                             AGGREGATE                % OF
                           NUMBER OF      STATED PRINCIPAL        CUT-OFF DATE
                           MORTGAGE         BALANCE AS OF        POOL PRINCIPAL
REMAINING TERM (MONTHS)      LOANS          CUT-OFF DATE            BALANCE
-------------------------------------------------------------------------------
     161 - 180                  1         $     345,553.87                 0.61%
     281 - 300                  2               714,885.22                 1.26%
     341 - 360                111            55,901,616.12                98.14%
-------------------------------------------------------------------------------
     Total:                   114         $  56,962,055.21               100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 357 months.

        CREDIT SCORING OF MORTGAGORS OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                             AGGREGATE                % OF
                          NUMBER OF       STATED PRINCIPAL        CUT-OFF DATE
                          MORTGAGE          BALANCE AS OF        POOL PRINCIPAL
       CREDIT SCORES        LOANS           CUT-OFF DATE            BALANCE
-------------------------------------------------------------------------------
    801 - 850                  5          $   2,376,503.87                 4.17%
    751 - 800                 57             29,123,134.56                51.13%
    701 - 750                 30             14,346,578.07                25.19%
    651 - 700                 17              9,179,864.85                16.12%
    601 - 650                  4              1,590,973.86                 2.79%
    Not Scored                 1                345,000.00                 0.61%
-------------------------------------------------------------------------------
    Total:                   114          $  56,962,055.21               100.00%
===============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                46

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2003-E $935,875,000 (approximate)

Classes 1-A-1, 2-A-1, 2-A-2, 3-A-1 and 4-A-1
(Offered Certificates)

Bank of America, N.A.
Seller and Servicer

[LOGO OF BANK OF AMERICA(R)(SM)]

May 5, 2003

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                                                           TO ROLL/(1)/

                                                              Est.      Est. Prin.       Expected                      Expected
               Approx.                                        WAL        Window      Maturity to Roll     Delay         Ratings
 Class        Size/(2)/      Interest - Principal Type       (yrs)       (mos)           @ 25 CPR          Days      (Moody's/S&P)
OFFERED CERTIFICATES
   1-A-1   $   187,911,000        Variable - Pass-thru/(3)/    1.94        1 - 35            04/25/06        24            Aaa/AAA
   2-A-1   $   150,000,000        Variable - Pass-thru/(4)/    2.57        1 - 59            04/25/08        24            Aaa/AAA
   2-A-2   $   496,028,000        Variable - Pass-thru/(4)/    2.57        1 - 59            04/25/08        24            Aaa/AAA
   3-A-1   $    46,848,000        Variable - Pass-thru/(5)/    2.60        1 - 58            03/25/08        24            Aaa/AAA
   4-A-1   $    55,088,000        Variable - Pass-thru/(6)/    2.88        1 - 83            04/25/10        24            Aaa/AAA

NOT OFFERED HEREUNDER
     B-1   $    13,026,000                                                                                                   NR/AA
     B-2   $     4,823,000                                                                                                    NR/A
     B-3   $     3,376,000                                                                                                  NR/BBB
     B-4   $     1,929,000                                                                                                   NR/BB
     B-5   $     1,447,000                                                                                                    NR/B
     B-6   $     1,449,856                                                                                                   NR/NR
   1-A-P               TBD         Principal Only/(7)/                                                                     Aaa/AAA
   2-A-P               TBD         Principal Only/(8)/                                                                     Aaa/AAA
   3-A-P               TBD         Principal Only/(9)/                                                                     Aaa/AAA
   4-A-P               TBD         Principal Only/(10)/                                                                     Aaa/AAA
     SES               TBD         Interest Only/(11)/                                                                         N.A.
     WIO               TBD         Interest Only/(12)/                                                                         N.A.

/(1)/ Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates, the Class 3-A Certificates and the Class 4-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2006, April 2008, March 2008 and April 2010, respectively.

/(2)/   Class sizes are subject to change.

/(3)/ For each Distribution Date occurring in the month of and prior to July 2005, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in July 2005 and prior to the Distribution Date in May 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after May 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring in the month of and prior to January 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in January 2008 and prior to the Distribution Date in May 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans minus [ ]% and for the Class 2-A-2 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans plus [ ]%. For each Distribution Date occurring in the month of or after May 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring in the month of and prior to September 2007, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in September 2007 and prior to the Distribution Date in April 2008, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 3 Mortgage Loans. For each Distribution Date occurring in the month of or after April 2008, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date occurring in the month of and prior to April 2010, interest will accrue on the Class 4-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of or after May 2010, interest will accrue on the Class 4-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

/(7)/ For each Distribution Date occurring in the month of or after May 2006, interest will accrue on the Class 1-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(8)/ For each Distribution Date occurring in the month of or after May 2008, interest will accrue on the Class 2-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(9)/ For each Distribution Date occurring in the month of or after April 2008, interest will accrue on the Class 3-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(10)/ For each Distribution Date occurring in the month of or after May 2010, interest will accrue on the Class 4-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(11)/ For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to 0.325% per annum and for Group 2, Group 3 and Group 4 at a rate equal to 0.200% per annum.

/(12)/ Interest will accrue on each Class WIO Component at a per annum rate equal to (i) for the Class 1-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 1, (ii) for the Class 2-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 2, (iii) for the Class 3-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 3 and (iv) for the Class 4-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 4.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                                                                 TO MATURITY

                                                              Est.      Est. Prin.       Expected                     Expected
               Approx.                                        WAL        Window           Final           Delay        Ratings
 Class        Size/(1)/       Interest - Principal Type       (yrs)     (mos)/(2)/     Maturity/(2)/       Days      (Moody's/S&P)
OFFERED CERTIFICATES
   1-A-1   $   187,911,000         Variable - Pass-thru/(3)/   3.22        1 - 360           05/25/33        24          Aaa/AAA
   2-A-1   $   150,000,000         Variable - Pass-thru/(4)/   3.27        1 - 360           05/25/33        24          Aaa/AAA
   2-A-2   $   496,028,000         Variable - Pass-thru/(4)/   3.27        1 - 360           05/25/33        24          Aaa/AAA
   3-A-1   $    46,848,000         Variable - Pass-thru/(5)/   3.37        1 - 360           05/25/33        24          Aaa/AAA
   4-A-1   $    55,088,000         Variable - Pass-thru/(6)/   3.24        1 - 360           05/25/33        24          Aaa/AAA

/(1)/   Class sizes are subject to change.

/(2)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ For each Distribution Date occurring in the month of and prior to July 2005, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in July 2005 and prior to the Distribution Date in May 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after May 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring in the month of and prior to January 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in January 2008 and prior to the Distribution Date in May 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group2 Mortgage Loans minus [ ]% and for the Class 2-A-2 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans plus [ ]%. For each Distribution Date occurring in the month of or after May 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring in the month of and prior to September 2007, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in September 2007 and prior to the Distribution Date in April 2008, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 3 Mortgage Loans. For each Distribution Date occurring in the month of or after April 2008, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date occurring in the month of and prior to April 2010, interest will accrue on the Class 4-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of or after May 2010, interest will accrue on the Class 4-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                          PRELIMINARY SUMMARY OF TERMS

Transaction:                     Banc of America Mortgage Securities, Inc.
                                 Mortgage Pass-Through Certificates, Series
                                 2003-E

Lead Manager (Book Runner):      Banc of America Securities LLC

Co-Managers:                     Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:             Bank of America, N.A.

Trustee:                         Wells Fargo Bank Minnesota, N.A.

Transaction Size:                $964,773,175

Securities Offered:              $187,911,000 Class 1-A-1 Certificates

                                 $150,000,000 Class 2-A-1 Certificates

                                 $496,028,000 Class 2-A-2 Certificates

                                 $46,848,000 Class 3-A-1 Certificates

                                 $55,088,000 Class 4-A-1 Certificates

Group 1 Collateral:              3/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:              5/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 27.96% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 3 Collateral:              5/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family,
                                 residential first lien mortgage loans. The
                                 Mortgage Loans are fixed rate, interest only for the first five years, followed by 25 years of fully amortizing principal and interest payments. All of the Group 3 Mortgage Loans have a prepayment fee as of the day of origination.

Group 4 Collateral:              7/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:                 Moody's Investor Service, Inc. and Standard &
                                 Poor's (Class A Certificates) and Standard &
                                 Poor's (Subordinate Certificates except for the Class B-6 Certificates).

Expected Pricing Date:           Week of May 5, 2003

Expected Closing Date:           May 22, 2003

Collection Period:               The calendar month preceding the current
                                 Distribution Date

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                          PRELIMINARY SUMMARY OF TERMS

Distribution Date:               25th of each month, or the next succeeding
                                 business day (First Payment Date: June 25,
                                 2003)

Cut-Off Date:                    May 1, 2003

Class A Certificates:            Class 1-A-1, 2-A-1, 2-A-2, 3-A-1, 4-A-1, 1-A-P,
                                 2-A-P, 3-A-P and 4-A-P Certificates (the "Class
                                 A Certificates").

Subordinate Certificates:        Class B-1, B-2, B-3, B-4, B-5 and B-6
                                 Certificates (the "Class B Certificates"). The
                                 Subordinate Certificates are not offered hereunder.

Group 1-A  Certificates:         Class 1-A-1

Group 2-A Certificates:          Class 2-A-1 , 2-A-2

Group 3-A Certificates:          Class 3-A-1

Group 4-A Certificates:          Class 4-A-1

Class A-P Certificates:          Class 1-A-P, 2-A-P, 3-A-P and 4-A-P

Day Count:                       30/360

Group 1, Group 2, Group 3 and    25% CPR
Group 4 Prepayment Speed:

Clearing:                        DTC, Clearstream and Euroclear

                                  Original Certificate     Minimum       Incremental
Denominations:                          Form            Denominations    Denominations
                                  -------------------- --------------  ---------------
    Class  1-A-1, 2-A-1, 2-A-2,       Book Entry        $       1,000  $             1
           3-A-1 and 4-A-1

SMMEA Eligibility:               The Class A Certificates and the Class B-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:               All of the Offered Certificates are expected to
                                 be ERISA eligible.

Tax Structure:                   REMIC

Optional Clean-up Call:          Any Distribution Date on or after which the
                                 Aggregate Principal Balance of the Mortgage
                                 Loans declines to 10% or less of the Aggregate
                                 Principal Balance as of the Cut-Off Date
                                 ("Cut-Off Date Pool Principal Balance").

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                          PRELIMINARY SUMMARY OF TERMS

Principal:                       Principal will be allocated to the certificates
                                 according to the Priority of Distributions: The
                                 Group 1 Senior Principal Distribution Amount will generally be allocated to the Group 1-A
                                 Certificates pro-rata until their class
                                 balances have been reduced to zero. The Group 1
                                 Ratio Strip Principal Amount will generally be allocated to the Class 1-A-P Certificates. The
                                 Group 2 Senior Principal Distribution Amount will generally be allocated to the Group 2-A
                                 Certificates pro-rata until their class
                                 balances have been reduced to zero. The Group 2
                                 Ratio Stripped Principal Amount will generally be allocated to the Class 2-A-P Certificates.
                                 The Group 3 Senior Principal Distribution
                                 Amount will generally be allocated to the Group
                                 3-A Certificates pro-rata until their class balances have been reduced to zero. The Group 3
                                 Ratio Strip Principal Amount will generally be allocated to the Class 3-A-P Certificates. The
                                 Group 4 Senior Principal Distribution Amount will generally be allocated to the Group 4-A
                                 Certificates pro-rata until their class
                                 balances have been reduced to zero. The Group 4
                                 Ratio Strip Principal Amount will generally be allocated to the Class 4-A-P Certificates. The
                                 Subordinate Principal Distribution Amount will generally be allocated to the Subordinate
                                 Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group (other than the Class A-P Certificates of such Group) has been reduced to zero, certain amounts otherwise payable to the Subordinate
                                 Certificates may be paid to the Class A
                                 Certificates of another Group (other than the Class A-P Certificates of such Group). (Please see the Priority of Distributions section.)

Interest Accrual:                Interest will accrue on each class of
                                 Certificates (other than the Class A-P
                                 Certificates; interest will accrue on the Class
                                 1-A-P Certificates beginning in April 2006, on the Class 2-A-P Certificates beginning in April
                                 2008, on the Class 3-A-P Certificates beginning in March 2008 and on the Class 4-A-P
                                 Certificates beginning in April 2010 and thereafter) during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs
                                 (each, an "Interest Accrual Period"). The initial Interest Accrual Period will be deemed to have commenced on May 1, 2003. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest Accrual
                                 Period are made on the first day of the
                                 Interest Accrual Period.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                          PRELIMINARY SUMMARY OF TERMS

Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Trustee. The
                                 Administrative Fees will accrue on the Stated
                                 Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing Fee for such Mortgage
                                 Loan and the Trustee Fee Rate. The Trustee Fee
                                 Rate will be 0.003% per annum. The Servicing
                                 Fee Rate for all Loan Groups will be the equal to 0.050% per annum with respect to any Mortgage Loan.

Compensating Interest:           The aggregate servicing compensation payable to
                                 the Servicer for any month and the interest payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and
                                 (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Loan Groups.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date,
                                 the excess of its mortgage interest rate over the sum of (i) the Administrative Fee, (ii) the pass-through rate of the Class SES Component in the related Group and (iii) the applicable WIO
                                 Rate.

WIO Rate:                        The WIO Rate of a Mortgage Loan is the excess
                                 of its mortgage interest rate as of the closing date over the sum of (i) the applicable
                                 Administrative Fee, (ii) the pass-through rate of the Class SES Component in the related group and (iii) [ ]% for Loan Group 1, [ ]% for Loan
                                 Group 2, [ ]% for Loan Group 3 and [ ]% for
                                 Loan Group 4. Notwithstanding the foregoing, for each Distribution Date occurring on or after the month following the month of the first rate adjustment date for any Mortgage
                                 Loan, the WIO Rate with respect to such Premium
                                 Mortgage Loan will be zero.

Adjusted Net WAC:                The Adjusted Net WAC of the Mortgage Loans of
                                 each Loan Group is equal to (A) the sum of the product, for each Mortgage Loan of such Loan
                                 Group, of (i) the Net Mortgage Interest Rate for such Mortgage Loan multiplied by (ii) the Stated Principal Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date divided by (B) the sum of the product of, for each Mortgage
                                 Loan of such Loan Group, of (i) the Non-Ratio
                                 Strip Percentage for such Mortgage Loan
                                 multiplied by (ii) the Stated Principal Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution
                                 Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                          PRELIMINARY SUMMARY OF TERMS

Pool Distribution                The Pool Distribution Amount for each Loan
Amount:                          Group with respect to any Distribution Date
                                 will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                 Servicing Fee) and principal corresponding to the related Collection Period for such Loan
                                 Group, together with any advances in respect thereof or any Servicer compensating interest;
                                 (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan
                                 Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related Collection Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage
                                 Loans in such Loan Group corresponding to the related Collection Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool
                                 Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:               The Senior Percentage for a Loan Group on any
                                 Distribution Date will equal, (i) the aggregate principal balance of the Class A Certificates
                                 (other than the Class A-P Certificates) of such Group immediately prior to such date, divided by (ii) the aggregate principal balance
                                 (Non-Ratio Strip Portion) of the related Loan
                                 Group for such date.

Subordinate                      The Subordinate Percentage for a Loan Group for
Percentage:                      any Distribution Date will equal 100% minus the
                                 Senior Percentage for such Loan Group for such date.

Subordinate                      The Subordinate Prepayment Percentage for a
Prepayment                       Loan Group for any Distribution Date will equal
Percentage:                      100% minus the Senior Prepayment Percentage for
                                 such Loan Group for such date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                          PRELIMINARY SUMMARY OF TERMS

Group 1, Group 2,                For the following Distribution Dates, will be
Group 3 and Group 4              as follows:
Senior Prepayment
Percentage:                         Distribution Date              Senior Prepayment  Percentage
                                 ------------------------------    ---------------------------------------
                                 June 2003 through May 2010        100%;
                                 June 2010 through May 2011        the applicable Senior Percentage plus,
                                                                   70% of the applicable Subordinate
                                                                   Percentage;
                                 June 2011 through May 2012        the applicable Senior Percentage plus,
                                                                   60% of the applicable Subordinate
                                                                   Percentage;
                                 June 2012 through May 2013        the applicable Senior Percentage plus,
                                                                   40% of the applicable Subordinate
                                                                   Percentage;
                                 June 2013 through May 2014        the applicable Senior Percentage plus,
                                                                   20% of the applicable Subordinate
                                                                   Percentage;
                                 June 2014 and thereafter          the applicable Senior Percentage;

                                 provided, however,

                                 (i)    if on any Distribution Date the
                                        percentage equal to (x) the sum of the
                                        class balances of the Class A
                                        Certificates other than the Class A-P
                                        Certificates of all the loan groups
                                        divided by (y) the aggregate Pool
                                        Principal Balance (Non-Ratio Strip
                                        Portion) of all the loan groups (such
                                        percentage, the "Total Senior
                                        Percentage") exceeds such percentage
                                        calculated as of the Closing Date, then
                                        the Senior Prepayment Percentage for all Groups for such Distribution Date will equal 100%,

                                 (ii) if for each Group of Certificates on any Distribution Date prior to the June 2006 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance (Non-Ratio Strip Portion) of all the loan groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the applicable Senior Percentage for each Group plus 50% of the Subordinate Percentage for each Group, and

                                 (iii) if for each Group of Certificates on or after the June 2006 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the Senior Percentage for each Group.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                          PRELIMINARY SUMMARY OF TERMS

Group 1 Discount Mortgage        Any Group 1 Mortgage Loan with a Net Mortgage
Loan:                            Interest Rate on the closing date that is less
                                 than [ %] per annum.

Group 1 Premium Mortgage         Any Group 1 Mortgage Loan with a Net Mortgage
Loan:                            Interest Rate on the closing date that is equal
                                 to or greater than [ %] per annum.

Group 2 Discount Mortgage        Any Group 2 Mortgage Loan with a Net Mortgage
Loan:                            Interest Rate on the closing date that is less
                                 than [ %] per annum.

Group 2 Premium Mortgage         Any Group 2 Mortgage Loan with a Net Mortgage
Loan:                            Interest Rate on the closing date that is equal
                                 to or greater than [ %] per annum.

Group 3 Discount Mortgage        Any Group 3 Mortgage Loan with a Net Mortgage
Loan:                            Interest Rate on the closing date that is less
                                 than [ %] per annum.

Group 3 Premium Mortgage         Any Group 3 Mortgage Loan with a Net Mortgage
Loan:                            Interest Rate on the closing date that is equal
                                 to or greater than [ %] per annum.

Group 4 Discount Mortgage        Any Group 4 Mortgage Loan with a Net Mortgage
Loan:                            Interest Rate on the closing date that is less
                                 than [ %] per annum.

Group 4 Premium Mortgage         Any Group 4 Mortgage Loan with a Net Mortgage
Loan:                            Interest Rate on the closing date that is equal
                                 to or greater than [ %] per annum.

Non-Ratio Strip Percentage:      As to any Group 1 Discount Mortgage Loan, a
                                 fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest
                                 Rate of such Group 1 Discount Mortgage Loan on the Closing Date and the denominator of which is [ %]. As to any Group 2 Discount Mortgage
                                 Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage
                                 Interest Rate of such Group 2 Discount Mortgage
                                 Loan on the Closing Date and the denominator of which is [ %]. As to any Group 3 Discount
                                 Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net
                                 Mortgage Interest Rate of such Group 3 Discount
                                 Mortgage Loan on the Closing Date and the denominator of which is [ %]. As to any Group 4
                                 Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Group 4
                                 Discount Mortgage Loan on the Closing Date and the denominator of which is [ %]. As to any Mortgage Loan that is not a Discount Mortgage
                                 Loan, 100%.

Ratio Strip Percentage:          As to any Discount Mortgage Loan, 100% minus
                                 the Non-Ratio Strip Percentage for such
                                 Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                          PRELIMINARY SUMMARY OF TERMS

Ratio Strip Principal Amount:    As to any Distribution Date and any Loan Group,
                                 the sum of the applicable Ratio Strip
                                 Percentage of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated Principal
                                 Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution
                                 Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated
                                 Mortgage Loans received during the calendar month preceding the month of such Distribution
                                 Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated
                                 Mortgage Loan during the calendar month
                                 preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                 Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage of the applicable Non-Ratio Strip Percentage for such Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Ratio
                                 Strip Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal Amount" for such Loan
                                 Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) and (d) of the definition of "Ratio
                                 Strip Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                                 CREDIT SUPPORT

The Class B Certificates are Cross-Collateralized and provide credit support for all loan groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates (except for the Class A-P Certificates), subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

                      SUBORDINATION OF CLASS B CERTIFICATES

                                     Class A
                             Credit Support (2.70%)

                                    Class B-1
                             Credit Support (1.35%)

                                    Class B-2
        Priority of          Credit Support (0.85%)                Order of
          Payment                                                    Loss
                                    Class B-3                      Allocation
                             Credit Support (0.50%)

                                    Class B-4
                             Credit Support (0.30%)

                                    Class B-5
                             Credit Support (0.15%)

                                    Class B-6
                             Credit Support (0.00%)

                            PRIORITY OF DISTRIBUTIONS

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

                            PRIORITY OF DISTRIBUTIONS

                              First, to the Trustee

       Second, to the Class SES and Class WIO Components of each Group to pay Interest;

        Third, to the Class A Certificates of each Group to pay Interest;

       Fourth, to the Class A Certificates of each Group to pay Principal.

    Fifth, to the Class A-P Certificates of each Group to pay any applicable
                        Ratio-Stripped Deferred Amounts;

      Sixth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class balance is zero; and

          Seventh, to the residual certificate, any remaining amounts.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                            BOND SUMMARY TO ROLL/(1)/

1-A-1
----------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         15%         20%         25%         30%         35%         50%
----------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            2.838       2.760       2.715       2.665       2.609       2.546       2.308
  Average Life (Years)                       2.655       2.281       2.107       1.941       1.785       1.638       1.245
  Modified Duration                          2.507       2.163       2.002       1.850       1.705       1.569       1.203
  First Principal Payment Date              6/25/03     6/25/03     6/25/03     6/25/03     6/25/03     6/25/03     6/25/03
  Last Principal Payment Date               4/25/06     4/25/06     4/25/06     4/25/06     4/25/06     4/25/06     4/25/06
  Principal Payment Window (Months)            35          35          35          35          35          35          35

2-A-1
----------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%          15%         20%         25%         30%         35%         50%
----------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            3.692       3.603       3.549       3.489       3.422       3.346       3.057
  Average Life (Years)                       4.232       3.295       2.910       2.569       2.267       2.002       1.381
  Modified Duration                          3.808       3.000       2.665       2.367       2.102       1.867       1.312
  First Principal Payment Date              6/25/03     6/25/03     6/25/03     6/25/03     6/25/03     6/25/03     6/25/03
  Last Principal Payment Date               4/25/08     4/25/08     4/25/08     4/25/08     4/25/08     4/25/08     4/25/08
  Principal Payment Window (Months)            59          59          59          59          59          59          59

2-A-2
----------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%          15%         20%         25%         30%         35%         50%
----------------------------------------------------------------------------------------------------------------------------
  Yield at 101-16                            3.869       3.743       3.668       3.583       3.488       3.381       2.976
  Average Life (Years)                       4.232       3.295       2.910       2.569       2.267       2.002       1.381
  Modified Duration                          3.782       2.985       2.654       2.359       2.097       1.865       1.313
  First Principal Payment Date              6/25/03     6/25/03     6/25/03     6/25/03     6/25/03     6/25/03     6/25/03
  Last Principal Payment Date               4/25/08     4/25/08     4/25/08     4/25/08     4/25/08     4/25/08     4/25/08
  Principal Payment Window (Months)            59          59          59          59          59          59          59

3-A-1
----------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%          15%         20%         25%         30%         35%         50%
----------------------------------------------------------------------------------------------------------------------------
  Yield at 101-16                            3.737       3.613        3.54       3.457       3.363       3.258       2.858
  Average Life (Years)                       4.283       3.339       2.949       2.604       2.298       2.029       1.397
  Modified Duration                          3.843       3.034       2.698       2.398       2.131       1.894       1.331
  First Principal Payment Date              6/25/03     6/25/03     6/25/03     6/25/03     6/25/03     6/25/03     6/25/03
  Last Principal Payment Date               3/25/08     3/25/08     3/25/08     3/25/08     3/25/08     3/25/08     3/25/08
  Principal Payment Window (Months)            58          58          58          58          58          58          58

4-A-1
----------------------------------------------------------------------------------------------------------------------------
  CPR                                          5%          15%         20%         25%         30%         35%         50%
----------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            4.139       4.039       3.979       3.911       3.835       3.749       3.433
  Average Life (Years)                       5.519       3.948       3.366       2.878       2.471       2.131       1.405
  Modified Duration                          4.749       3.474       2.994       2.588       2.245       1.956       1.324
  First Principal Payment Date              6/25/03     6/25/03     6/25/03     6/25/03     6/25/03     6/25/03     6/25/03
  Last Principal Payment Date               4/25/10     4/25/10     4/25/10     4/25/10     4/25/10     4/25/10     4/25/10
  Principal Payment Window (Months)            83          83          83          83          83          83          83

/(1)/ Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates, the Class 3-A Certificates and the Class 4-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2006, April 2008, March 2008 and April 2010, respectively.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                            BOND SUMMARY TO MATURITY

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         15%         20%         25%         30%         35%         50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            3.072       2.974       2.915       2.849       2.776       2.696       2.402
  Average Life (Years)                      10.788       5.250       4.032       3.218       2.640       2.213       1.411
  Modified Duration                          8.374       4.508       3.569       2.913       2.431       2.065       1.351
  First Principal Payment Date              6/25/03     6/25/03     6/25/03     6/25/03     6/25/03     6/25/03     6/25/03
  Last Principal Payment Date               4/25/33     4/25/33     4/25/33     4/25/33     4/25/33     4/25/33     4/25/33
  Principal Payment Window (Months)           359         359         359         359         359         359         359

2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                          5%         15%         20%         25%         30%         35%         50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            3.481       3.503       3.488       3.455       3.406       3.341       3.063
  Average Life (Years)                      11.081       5.364       4.109       3.271       2.678       2.240       1.422
  Modified Duration                          8.222       4.447       3.529       2.886       2.412       2.051       1.345
  First Principal Payment Date              6/25/03     6/25/03     6/25/03     6/25/03     6/25/03     6/25/03     6/25/03
  Last Principal Payment Date               4/25/33     4/25/33     4/25/33     4/25/33     4/25/33     4/25/33     4/25/33
  Principal Payment Window (Months)           359         359         359         359         359         359         359
  2-A-2

-------------------------------------------------------------------------------------------------------------------------
  CPR                                          5%         15%         20%         25%         30%         35%         50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-16                            3.564       3.599       3.578       3.532       3.464       3.374       2.983
  Average Life (Years)                      11.081       5.364       4.109       3.271       2.678       2.240       1.422
  Modified Duration                          8.111       4.406       3.504       2.871       2.404       2.047       1.346
  First Principal Payment Date              6/25/03     6/25/03     6/25/03     6/25/03     6/25/03     6/25/03     6/25/03
  Last Principal Payment Date               4/25/33     4/25/33     4/25/33     4/25/33     4/25/33     4/25/33     4/25/33
  Principal Payment Window (Months)           359         359         359         359         359         359         359

3-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                          5%         15%         20%         25%         30%         35%         50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-16                            3.496       3.506       3.478       3.427       3.355       3.263        2.87
  Average Life (Years)                      11.614       5.571       4.249       3.369       2.748       2.292       1.443
  Modified Duration                          8.544       4.591       3.634       2.964       2.472       2.098       1.369
  First Principal Payment Date              6/25/03     6/25/03     6/25/03     6/25/03     6/25/03     6/25/03     6/25/03
  Last Principal Payment Date               5/25/33     5/25/33     5/25/33     5/25/33     5/25/33     5/25/33     5/25/33
  Principal Payment Window (Months)           360         360         360         360         360         360         360

4-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         15%         20%         25%        30%          35%         50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            3.802       3.892       3.889       3.859       3.806       3.735       3.432
  Average Life (Years)                      10.954       5.312       4.072       3.244       2.658       2.225       1.415
  Modified Duration                          7.869       4.312       3.441       2.826        2.37        2.02       1.331
  First Principal Payment Date              6/25/03     6/25/03     6/25/03     6/25/03     6/25/03     6/25/03     6/25/03
  Last Principal Payment Date               4/25/33     4/25/33     4/25/33     4/25/33     4/25/33     4/25/33     4/25/33
  Principal Payment Window (Months)           359         359         359         359         359         359         359

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                   COLLATERAL SUMMARY OF GROUP 1 MORTAGE LOANS

DESCRIPTION OF THE GROUP 1 MORTGAGE LOANS

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                                COLLATERAL SUMMARY          RANGE (IF APPLICABLE)
                                                               --------------------       ------------------------
Total Outstanding Loan Balance                                 $        193,125,868
Total Number of Loans                                                           368
Average Loan Principal Balance                                 $            524,799       $  328,150 to $1,000,000
WA Gross Coupon                                                               4.463%              4.000% to 6.000%
WA FICO                                                                         739                     627 to 810
WA Original Term (mos.)                                                         360                     180 to 360
WA Remaining Term (mos.)                                                        359                     180 to 360
WA OLTV                                                                       65.43%               15.85% to 85.00%
WA Months to First Rate Adjustment Date                                          35                       26 to 36
Gross Margin                                                                  2.250%
WA Rate Ceiling                                                              10.463%             10.000% to 12.000%
Geographic Concentration of Mortgaged                          CA             73.23%
Properties (Top 5 States) based on the Aggregate               IL              7.58%
Stated Principal Balance                                       NC              2.20%
                                                               MA              2.07%
                                                               SC              1.97%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

      OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 1 MORTGAGE LOANS/(1)/

                                             AGGREGATE             % OF
                             NUMBER OF    STATED PRINCIPAL      CUT-OFF DATE
                             MORTGAGE      BALANCE AS OF        POOL PRINCIPAL
      OCCUPANCY                LOANS        CUT-OFF DATE           BALANCE
--------------------------------------------------------------------------------
    Primary Residence              341   $   180,231,431.03                93.32%
    Second Home                     20        10,054,359.16                 5.21%
    Investor Property                7         2,840,077.64                 1.47%
--------------------------------------------------------------------------------
    Total:                         368   $   193,125,867.83               100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 1 MORTGAGE LOANS

                                             AGGREGATE              % OF
                             NUMBER OF    STATED PRINCIPAL      CUT-OFF DATE
                             MORTGAGE      BALANCE AS OF        POOL PRINCIPAL
      PROPERTY TYPE            LOANS        CUT-OFF DATE            BALANCE
--------------------------------------------------------------------------------
    Single Family Residence        249   $   132,387,192.39                68.55%
    PUD-Detached                    76        40,816,053.85                21.13%
    Condominium                     31        14,420,018.71                 7.47%
    PUD-Attached                     9         3,692,026.20                 1.91%
    2-Family                         3         1,810,576.68                 0.94%
--------------------------------------------------------------------------------
    Total:                         368   $   193,125,867.83               100.00%
================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 1 MORTGAGE LOANS

                                             AGGREGATE              % OF
                             NUMBER OF    STATED PRINCIPAL      CUT-OFF DATE
                             MORTGAGE      BALANCE AS OF        POOL PRINCIPAL
        PURPOSE                LOANS        CUT-OFF DATE           BALANCE
--------------------------------------------------------------------------------
    Refinance-Rate/Term            264   $   141,555,142.76                73.30%
    Purchase                        63        30,730,829.11                15.91%
    Refinance-Cashout               41        20,839,895.96                10.79%
--------------------------------------------------------------------------------
    Total:                         368   $   193,125,867.83               100.00%
================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                        OF THE GROUP 1 MORTGAGE LOANS/(1)/

                                             AGGREGATE              % OF
                             NUMBER OF    STATED PRINCIPAL      CUT-OFF DATE
                             MORTGAGE      BALANCE AS OF        POOL PRINCIPAL
      GEOGRAPHIC AREA          LOANS        CUT-OFF DATE           BALANCE
--------------------------------------------------------------------------------
    California                     271   $   141,428,598.43                73.23%
    Illinois                        25        14,633,396.83                 7.58%
    North Carolina                   8         4,251,441.48                 2.20%
    Massachusetts                    7         4,000,828.71                 2.07%
    South Carolina                   7         3,803,989.31                 1.97%
    Florida                          9         3,644,013.14                 1.89%
    Texas                            6         2,731,918.40                 1.41%
    Washington                       5         2,102,874.05                 1.09%
    Georgia                          4         1,914,555.63                 0.99%
    Virginia                         4         1,682,197.17                 0.87%
    Arizona                          2         1,460,138.78                 0.76%
    Missouri                         2         1,439,131.82                 0.75%
    Nevada                           3         1,338,292.05                 0.69%
    Colorado                         2         1,029,574.03                 0.53%
    Connecticut                      1           997,743.12                 0.52%
    District of Columbia             1           994,159.04                 0.51%
    Hawaii                           1           938,587.10                 0.49%
    Ohio                             2           827,902.99                 0.43%
    Maryland                         2           777,244.00                 0.40%
    Wisconsin                        1           749,012.36                 0.39%
    New Mexico                       1           649,104.47                 0.34%
    Oregon                           1           570,364.92                 0.30%
    Vermont                          1           396,800.00                 0.21%
    Tennessee                        1           390,000.00                 0.20%
    New York                         1           374,000.00                 0.19%
--------------------------------------------------------------------------------
    Total:                         368   $   193,125,867.83               100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 6.35% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 1 MORTGAGE LOANS /(1)/

                                                  AGGREGATE              % OF
                                  NUMBER OF    STATED PRINCIPAL       CUT-OFF DATE
CURRENT MORTGAGE LOAN             MORTGAGE      BALANCE AS OF        POOL PRINCIPAL
PRINCIPAL BALANCES ($)              LOANS        CUT-OFF DATE            BALANCE
-------------------------------------------------------------------------------------
    300,000.01 - 350,000.00              12   $     4,084,773.71                 2.12%
    350,000.01 - 400,000.00              68        25,731,802.65                13.32%
    400,000.01 - 450,000.00              75        32,140,490.95                16.64%
    450,000.01 - 500,000.00              57        27,259,554.79                14.11%
    500,000.01 - 550,000.00              42        22,225,101.97                11.51%
    550,000.01 - 600,000.00              29        16,784,397.31                 8.69%
    600,000.01 - 650,000.00              25        15,666,207.25                 8.11%
    650,000.01 - 700,000.00              11         7,496,832.99                 3.88%
    700,000.01 - 750,000.00              18        13,226,674.09                 6.85%
    750,000.01 - 800,000.00               5         3,920,968.92                 2.03%
    800,000.01 - 850,000.00               3         2,486,530.50                 1.29%
    850,000.01 - 900,000.00               3         2,620,231.15                 1.36%
    900,000.01 - 950,000.00               4         3,727,948.52                 1.93%
    950,000.01 - 1,000,000.00            16        15,754,353.03                 8.16%
-------------------------------------------------------------------------------------
    Total:                              368   $   193,125,867.83               100.00%
=====================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $524,799.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 1 MORTGAGE LOANS /(1)/

                                                  AGGREGATE              % OF
                                 NUMBER OF     STATED PRINCIPAL      CUT-OFF DATE
ORIGINAL LOAN-TO-VALUE            MORTGAGE      BALANCE AS OF       POOL PRINCIPAL
RATIOS (%)                         LOANS         CUT-OFF DATE          BALANCE
-------------------------------------------------------------------------------------
    15.01 - 20.00                         2   $     1,456,146.38                 0.75%
    25.01 - 30.00                         6         3,531,905.81                 1.83%
    30.01 - 35.00                         3         1,938,000.00                 1.00%
    35.01 - 40.00                         7         3,504,109.44                 1.81%
    40.01 - 45.00                        13         7,545,351.09                 3.91%
    45.01 - 50.00                        21        12,845,606.43                 6.65%
    50.01 - 55.00                        26        13,678,262.10                 7.08%
    55.01 - 60.00                        32        18,603,463.12                 9.63%
    60.01 - 65.00                        32        16,633,932.50                 8.61%
    65.01 - 70.00                        54        28,584,561.12                14.80%
    70.01 - 75.00                        43        22,982,543.13                11.90%
    75.01 - 80.00                       128        61,384,236.71                31.78%
    80.01 - 85.00                         1           437,750.00                 0.23%
-------------------------------------------------------------------------------------
    Total:                              368   $   193,125,867.83               100.00%
=====================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 65.43%.

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 1 MORTGAGE LOANS /(1)/

                                                  AGGREGATE             % OF
                                 NUMBER OF     STATED PRINCIPAL     CUT-OFF DATE
                                  MORTGAGE      BALANCE AS OF       POOL PRINCIPAL
MORTGAGE INTEREST RATES (%)        LOANS         CUT-OFF DATE          BALANCE
-------------------------------------------------------------------------------------
    3.751 - 4.000                         7   $     3,363,014.42                 1.74%
    4.001 - 4.250                        84        44,922,210.88                23.26%
    4.251 - 4.500                       181        93,581,094.05                48.46%
    4.501 - 4.750                        79        43,190,706.41                22.36%
    4.751 - 5.000                        11         5,126,776.26                 2.65%
    5.001 - 5.250                         1           569,261.41                 0.29%
    5.251 - 5.500                         2           739,428.37                 0.38%
    5.501 - 5.750                         2         1,218,048.49                 0.63%
    5.751 - 6.000                         1           415,327.54                 0.22%
-------------------------------------------------------------------------------------
    Total:                              368   $   193,125,867.83               100.00%
=====================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.463%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                   GROSS MARGINS OF THE GROUP 1 MORTGAGE LOANS

                                                  AGGREGATE              % OF
                                 NUMBER OF     STATED PRINCIPAL      CUT-OFF DATE
                                  MORTGAGE      BALANCE AS OF        POOL PRINCIPAL
 GROSS MARGIN (%)                  LOANS         CUT-OFF DATE           BALANCE
-------------------------------------------------------------------------------------
    2.250                               368   $   193,125,867.83               100.00%
-------------------------------------------------------------------------------------
    Total:                              368   $   193,125,867.83               100.00%
=====================================================================================

                 RATE CEILINGS OF THE GROUP 1 MORTGAGE LOANS /(1)/

                                                  AGGREGATE              % OF
                                 NUMBER OF     STATED PRINCIPAL      CUT-OFF DATE
      MAXIMUM LIFETIME            MORTGAGE      BALANCE AS OF        POOL PRINCIPAL
MORTGAGE INTEREST RATES (%)        LOANS         CUT-OFF DATE           BALANCE
-------------------------------------------------------------------------------------
    9.751 - 10.000                        7   $     3,363,014.42                 1.74%
    10.001 - 10.250                      84        44,922,210.88                23.26%
    10.251 - 10.500                     181        93,581,094.05                48.46%
    10.501 - 10.750                      79        43,190,706.41                22.36%
    10.751 - 11.000                      11         5,126,776.26                 2.65%
    11.001 - 11.250                       1           569,261.41                 0.29%
    11.251 - 11.500                       2           739,428.37                 0.38%
    11.501 - 11.750                       2         1,218,048.49                 0.63%
    11.751 - 12.000                       1           415,327.54                 0.22%
-------------------------------------------------------------------------------------
    Total:                              368   $   193,125,867.83               100.00%
=====================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.463%.

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 1 MORTGAGE LOANS/(1)/

                                                  AGGREGATE              % OF
                                 NUMBER OF     STATED PRINCIPAL      CUT-OFF DATE
    FIRST RATE ADJUSTMENT         MORTGAGE      BALANCE AS OF        POOL PRINCIPAL
          DATE                     LOANS         CUT-OFF DATE           BALANCE
-------------------------------------------------------------------------------------
    July 1, 2005                          5   $     2,530,786.95                 1.31%
    January 1, 2006                       1           411,278.86                 0.21%
    March 1, 2006                         1           524,580.34                 0.27%
    April 1, 2006                       235       124,754,470.68                64.60%
    May 1, 2006                         126        64,904,751.00                33.61%
-------------------------------------------------------------------------------------
    Total:                              368   $   193,125,867.83               100.00%
=====================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                REMAINING TERMS OF THE GROUP 1 MORTGAGE LOANS/(1)/

                                                  AGGREGATE             % OF
                                 NUMBER OF     STATED PRINCIPAL      CUT-OFF DATE
                                  MORTGAGE      BALANCE AS OF        POOL PRINCIPAL
 REMAINING TERM (Months)           LOANS         CUT-OFF DATE           BALANCE
-------------------------------------------------------------------------------------
    161 - 180                             1   $       490,000.00                 0.25%
    341 - 360                           367       192,635,867.83                99.75%
-------------------------------------------------------------------------------------
    Total:                              368   $   193,125,867.83               100.00%
=====================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 1 MORTGAGE LOANS/(1)/

                                                  AGGREGATE              % OF
                                 NUMBER OF     STATED PRINCIPAL      CUT-OFF DATE
                                  MORTGAGE      BALANCE AS OF        POOL PRINCIPAL
         CREDIT SCORES             LOANS         CUT-OFF DATE           BALANCE
-------------------------------------------------------------------------------------
    801 - 850                             2   $       863,895.46                 0.45%
    751 - 800                           165        85,780,496.50                44.42%
    701 - 750                           149        77,461,083.99                40.11%
    651 - 700                            47        25,932,756.80                13.43%
    601 - 650                             5         3,087,635.08                 1.60%
-------------------------------------------------------------------------------------
    Total:                              368   $   193,125,867.83               100.00%
=====================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                  COLLATERAL SUMMARY OF GROUP 2 MORTGAGE LOANS

DESCRIPTION OF THE GROUP 2 MORTGAGE LOANS

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 27.96% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                              COLLATERAL SUMMARY          RANGE (if applicable)
                                                            -----------------------       ----------------------
Total Outstanding Loan Balance                                 $        666,529,320
Total Number of Loans                                                          1249
Average Loan Principal Balance                                 $            533,650       $322,701 to $1,236,000
WA Gross Coupon                                                               4.896%            3.250% to 6.000%
WA FICO                                                                         744                   620 to 821
WA Original Term (mos.)                                                         359                   120 to 360
WA Remaining Term (mos.)                                                        358                   119 to 360
WA OLTV                                                                       64.38%            10.29% to 95.00%
WA Months to First Rate Adjustment Date                                          59                     56 to 60
Gross Margin                                                                  2.250%
WA Rate Ceiling                                                               9.896%           8.250% to 11.000%
Geographic Concentration of Mortgaged Properties (Top          CA             73.11%
5 States) based on the Aggregate Stated Principal              IL              6.45%
Balance                                                        FL              2.90%
                                                               NC              1.64%
                                                               AZ              1.56%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

      OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                  AGGREGATE              % OF
                                  NUMBER OF    STATED PRINCIPAL      CUT-OFF DATE
                                  MORTGAGE      BALANCE AS OF       POOL PRINCIPAL
       OCCUPANCY                   LOANS         CUT-OFF DATE          BALANCE
-------------------------------------------------------------------------------------
     Primary Residence                1,181   $   628,845,145.76                94.35%
     Second Home                         63        35,688,771.01                 5.35%
     Investor Property                    5         1,995,402.81                 0.30%
-------------------------------------------------------------------------------------
     Total:                           1,249   $   666,529,319.58               100.00%
=====================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 2 MORTGAGE LOANS

                                                  AGGREGATE              % OF
                                  NUMBER OF    STATED PRINCIPAL       CUT-OFF DATE
                                  MORTGAGE      BALANCE AS OF        POOL PRINCIPAL
      PROPERTY TYPE                LOANS         CUT-OFF DATE           BALANCE
-------------------------------------------------------------------------------------
    Single Family Residence             818   $   449,234,508.42                67.40%
    PUD-Detached                        294       151,437,230.83                22.72%
    Condominium                         102        49,742,748.88                 7.46%
    PUD-Attached                         28        12,637,223.23                 1.90%
    3-Family                              2         1,274,500.94                 0.19%
    Townhouse                             3         1,245,512.13                 0.19%
    2-Family                              2           957,595.15                 0.14%
-------------------------------------------------------------------------------------
    Total:                            1,249   $   666,529,319.58               100.00%
=====================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 2 MORTGAGE LOANS

                                                  AGGREGATE              % OF
                                 NUMBER OF     STATED PRINCIPAL      CUT-OFF DATE
                                  MORTGAGE      BALANCE AS OF        POOL PRINCIPAL
        PURPOSE                    LOANS         CUT-OFF DATE           BALANCE
-------------------------------------------------------------------------------------
    Refinance-Rate/Term                 852   $   468,445,489.97                70.28%
    Purchase                            218       112,191,214.61                16.83%
    Refinance-Cashout                   179        85,892,615.00                12.89%
-------------------------------------------------------------------------------------
    Total:                            1,249   $   666,529,319.58               100.00%
=====================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE
GROUP 2 MORTGAGE LOANS /(1)/

                                                           AGGREGATE                 % OF
                                      NUMBER OF         STATED PRINCIPAL          CUT-OFF DATE
                                       MORTGAGE          BALANCE AS OF           POOL PRINCIPAL
        GEOGRAPHIC AREA                 LOANS             CUT-OFF DATE               BALANCE
-----------------------------------------------------------------------------------------------
        California                          919         $ 487,319,062.53                  73.11%
        Illinois                             75            43,002,086.28                   6.45%
        Florida                              35            19,339,476.46                   2.90%
        North Carolina                       16            10,931,116.58                   1.64%
        Arizona                              18            10,423,221.24                   1.56%
        Maryland                             21             9,769,058.19                   1.47%
        Colorado                             16             8,844,833.23                   1.33%
        Washington                           14             7,552,617.71                   1.13%
        Massachusetts                        13             6,687,407.77                   1.00%
        Nevada                               10             6,044,079.75                   0.91%
        Connecticut                           9             5,791,521.00                   0.87%
        Georgia                              13             5,741,956.24                   0.86%
        Virginia                             11             5,143,281.27                   0.77%
        Texas                                11             4,812,013.76                   0.72%
        South Carolina                        9             4,066,745.84                   0.61%
        Minnesota                             7             3,653,717.42                   0.55%
        Michigan                              5             2,970,091.55                   0.45%
        Tennessee                             6             2,952,884.99                   0.44%
        Missouri                              5             2,551,451.89                   0.38%
        District of Columbia                  5             2,215,941.12                   0.33%
        Pennsylvania                          4             2,165,550.00                   0.32%
        Hawaii                                2             1,998,683.14                   0.30%
        Oregon                                4             1,945,839.78                   0.29%
        New York                              3             1,463,895.75                   0.22%
        New Jersey                            3             1,439,751.70                   0.22%
        Wisconsin                             2             1,211,498.55                   0.18%
        New Mexico                            2             1,150,500.00                   0.17%
        Idaho                                 1             1,000,000.00                   0.15%
        Ohio                                  2               873,921.30                   0.13%
        Kansas                                2               859,569.96                   0.13%
        Indiana                               2               852,800.00                   0.13%
        Wyoming                               1               520,500.00                   0.08%
        Mississippi                           1               479,244.58                   0.07%
        Vermont                               1               405,000.00                   0.06%
        Montana                               1               350,000.00                   0.05%
-----------------------------------------------------------------------------------------------
        Total:                            1,249         $ 666,529,319.58                 100.00%
===============================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.33% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

  CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                 % OF
                                      NUMBER OF         STATED PRINCIPAL          CUT-OFF DATE
CURRENT MORTGAGE LOAN                 MORTGAGE            BALANCE AS OF          POOL PRINCIPAL
PRINCIPAL BALANCES ($)                  LOANS             CUT-OFF DATE               BALANCE
-----------------------------------------------------------------------------------------------
    300,000.01 - 350,000.00                  83         $  28,138,681.21                   4.22%
    350,000.01 - 400,000.00                 229            86,843,670.75                  13.03%
    400,000.01 - 450,000.00                 217            92,634,075.48                  13.90%
    450,000.01 - 500,000.00                 182            87,311,636.15                  13.10%
    500,000.01 - 550,000.00                 101            53,397,142.06                   8.01%
    550,000.01 - 600,000.00                 101            58,401,626.92                   8.76%
    600,000.01 - 650,000.00                  89            56,175,436.79                   8.43%
    650,000.01 - 700,000.00                  48            32,714,800.55                   4.91%
    700,000.01 - 750,000.00                  69            50,433,443.67                   7.57%
    750,000.01 - 800,000.00                  20            15,647,272.53                   2.35%
    800,000.01 - 850,000.00                  12             9,819,767.54                   1.47%
    850,000.01 - 900,000.00                  25            22,149,800.42                   3.32%
    900,000.01 - 950,000.00                  16            14,858,227.38                   2.23%
    950,000.01 - 1,000,000.00                49            48,622,596.59                   7.29%
    1,000,000.01 - 1,500,000.00               8             9,381,141.54                   1.41%
-----------------------------------------------------------------------------------------------
    Total:                                1,249         $ 666,529,319.58                 100.00%
===============================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $533,650.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                 % OF
                                      NUMBER OF         STATED PRINCIPAL          CUT-OFF DATE
ORIGINAL LOAN-TO-VALUE                MORTGAGE            BALANCE AS OF          POOL PRINCIPAL
RATIOS (%)                              LOANS             CUT-OFF DATE               BALANCE
-----------------------------------------------------------------------------------------------
    10.01 - 15.00                             5         $   2,130,701.00                   0.32%
    15.01 - 20.00                             4             2,346,006.86                   0.35%
    20.01 - 25.00                            12             7,207,636.69                   1.08%
    25.01 - 30.00                            16             9,921,945.42                   1.49%
    30.01 - 35.00                            17            10,785,064.59                   1.62%
    35.01 - 40.00                            33            18,893,943.39                   2.83%
    40.01 - 45.00                            55            31,085,345.14                   4.66%
    45.01 - 50.00                            66            38,449,555.88                   5.77%
    50.01 - 55.00                            72            39,144,274.65                   5.87%
    55.01 - 60.00                            97            53,232,953.48                   7.99%
    60.01 - 65.00                           118            65,737,762.00                   9.86%
    65.01 - 70.00                           212           114,389,386.99                  17.16%
    70.01 - 75.00                           171            94,494,031.54                  14.18%
    75.01 - 80.00                           363           175,551,104.80                  26.34%
    85.01 - 90.00                             7             2,784,272.88                   0.42%
    90.01 - 95.00                             1               375,334.27                   0.06%
-----------------------------------------------------------------------------------------------
    Total:                                1,249         $ 666,529,319.58                 100.00%
===============================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 64.38%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

       CURRENT MORTGAGE INTEREST RATES OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                 % OF
                                      NUMBER OF         STATED PRINCIPAL          CUT-OFF DATE
                                      MORTGAGE            BALANCE AS OF          POOL PRINCIPAL
MORTGAGE INTEREST RATES (%)             LOANS             CUT-OFF DATE               BALANCE
-----------------------------------------------------------------------------------------------
     3.001 - 3.250                            1         $   1,120,000.00                   0.17%
     3.251 - 3.500                            1               479,244.58                   0.07%
     3.501 - 3.750                            6             2,674,556.74                   0.40%
     3.751 - 4.000                            4             1,900,866.06                   0.29%
     4.001 - 4.250                           32            17,446,291.30                   2.62%
     4.251 - 4.500                          119            65,028,421.50                   9.76%
     4.501 - 4.750                          300           158,962,353.15                  23.85%
     4.751 - 5.000                          429           224,651,800.76                  33.70%
     5.001 - 5.250                          258           138,667,985.53                  20.80%
     5.251 - 5.500                           92            51,684,700.76                   7.75%
     5.501 - 5.750                            6             3,513,497.41                   0.53%
     5.751 - 6.000                            1               399,601.79                   0.06%
-----------------------------------------------------------------------------------------------
     Total:                               1,249         $ 666,529,319.58                 100.00%
===============================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 4.896%.

                   GROSS MARGINS OF THE GROUP 2 MORTGAGE LOANS

                                                            AGGREGATE                 % OF
                                      NUMBER OF         STATED PRINCIPAL          CUT-OFF DATE
                                      MORTGAGE            BALANCE AS OF          POOL PRINCIPAL
GROSS MARGIN (%)                        LOANS             CUT-OFF DATE               BALANCE
-----------------------------------------------------------------------------------------------
     2.250                                1,249         $ 666,529,319.58                 100.00%
-----------------------------------------------------------------------------------------------
     Total:                               1,249         $ 666,529,319.58                 100.00%
===============================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                RATE CEILINGS OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                 % OF
                                      NUMBER OF         STATED PRINCIPAL          CUT-OFF DATE
     MAXIMUM LIFETIME                 MORTGAGE            BALANCE AS OF          POOL PRINCIPAL
MORTGAGE INTEREST RATES (%)             LOANS             CUT-OFF DATE               BALANCE
-----------------------------------------------------------------------------------------------
      8.001 - 8.250                           1         $   1,120,000.00                   0.17%
      8.251 - 8.500                           1               479,244.58                   0.07%
      8.501 - 8.750                           6             2,674,556.74                   0.40%
      8.751 - 9.000                           4             1,900,866.06                   0.29%
      9.001 - 9.250                          32            17,446,291.30                   2.62%
      9.251 - 9.500                         119            65,028,421.50                   9.76%
      9.501 - 9.750                         300           158,962,353.15                  23.85%
      9.751 - 10.000                        429           224,651,800.76                  33.70%
      10.001 - 10.250                       258           138,667,985.53                  20.80%
      10.251 - 10.500                        92            51,684,700.76                   7.75%
      10.501 - 10.750                         6             3,513,497.41                   0.53%
      10.751 - 11.000                         1               399,601.79                   0.06%
-----------------------------------------------------------------------------------------------
      Total:                              1,249         $ 666,529,319.58                 100.00%
===============================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 9.896%.

         FIRST RATE ADJUSTMENT DATE OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                 % OF
                                                      STATISTICAL PRINCIPAL       CUT-OFF DATE
                                      NUMBER OF           BALANCE AS OF          POOL PRINCIPAL
FIRST RATE ADJUSTMENT DATE         MORTGAGE LOANS         CUT-OFF DATE               BALANCE
-----------------------------------------------------------------------------------------------
      January 1, 2008                         1         $   1,210,141.54                   0.18%
      February 1, 2008                        2               884,659.98                   0.13%
      March 1, 2008                           5             2,603,278.40                   0.39%
      April 1, 2008                         841           443,775,144.64                  66.58%
      May 1, 2008                           400           218,056,095.02                  32.72%
-----------------------------------------------------------------------------------------------
      Total:                              1,249         $ 666,529,319.58                 100.00%
===============================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

               REMAINING TERMS OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                 % OF
                                      NUMBER OF         STATED PRINCIPAL          CUT-OFF DATE
                                      MORTGAGE            BALANCE AS OF          POOL PRINCIPAL
REMAINING TERM (MONTHS)                 LOANS             CUT-OFF DATE               BALANCE
-----------------------------------------------------------------------------------------------
     101 - 120                                2         $   1,743,113.68                   0.26%
     161 - 180                                4             1,668,852.28                   0.25%
     221 - 240                                1               472,830.07                   0.07%
     281 - 300                                3             1,093,720.14                   0.16%
     341 - 360                            1,239           661,550,803.41                  99.25%
-----------------------------------------------------------------------------------------------
     Total:                               1,249         $ 666,529,319.58                 100.00%
===============================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                 % OF
                                      NUMBER OF         STATED PRINCIPAL          CUT-OFF DATE
                                      MORTGAGE            BALANCE AS OF          POOL PRINCIPA
       CREDIT SCORES                    LOANS             CUT-OFF DATE               BALANCE
-----------------------------------------------------------------------------------------------
    801 - 850                                24         $  12,433,010.15                   1.87%
    751 - 800                               597           317,782,011.79                  47.68%
    701 - 750                               455           247,319,701.11                  37.11%
    651 - 700                               150            78,941,917.83                  11.84%
    601 - 650                                21             9,367,665.44                   1.41%
    Not Scored                                2               685,013.26                   0.10%
-----------------------------------------------------------------------------------------------
    Total:                              1,249           $ 666,529,319.58                 100.00%
===============================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                  COLLATERAL SUMMARY OF GROUP 3 MORTGAGE LOANS

DESCRIPTION OF THE GROUP 3 MORTGAGE LOANS
The Group 3 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans are 30-year adjustable rate mortgages with an initial fixed rate, interest-only payments for five years, followed by 25 years of fully amortizing principal and interest payments. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

All of the Group 3 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the note date or the anniversary of the note date) during the first 36 months of the loan term.

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                               COLLATERAL SUMMARY         RANGE (if applicable)
                                                               ------------------         ---------------------
Total Outstanding Loan Balance                                 $       48,155,932

Total Number of Loans                                                          88

Average Loan Principal Balance                                 $          547,227        $323,000 to $1,000,000

WA Gross Coupon                                                             5.087%              4.375% to 5.875%

WA FICO                                                                       735                    633 to 802

WA Original Term (mos.)                                                       360                    360 to 360

WA Remaining Term (mos.)                                                      358                    352 to 360

WA OLTV                                                                     64.17%              10.00% to 87.89%

WA Months to First Adjustment Date                                             58                      52 to 60

Gross Margin                                                                2.250%

WA Rate Ceiling                                                            10.087%             9.375% to 10.875%

Geographic Concentration of Mortgaged Properties (Top          CA           76.91%
 5 States) based on the Aggregate Stated Principal             FL            7.60%
 Balance                                                       VA            5.90%
                                                               CO            2.83%
                                                               AZ            1.92%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

      OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                 % OF
                                      NUMBER OF         STATED PRINCIPAL          CUT-OFF DATE
                                      MORTGAGE            BALANCE AS OF          POOL PRINCIPAL
          OCCUPANCY                     LOANS             CUT-OFF DATE               BALANCE
-----------------------------------------------------------------------------------------------
    Primary Residence                        79                $    44,068,712.80         91.51%
    Second Home                               9                      4,087,219.61         8.49%
-----------------------------------------------------------------------------------------------
    Total:                                   88                $    48,155,932.41         100.00%
===============================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 3 MORTGAGE LOANS

                                                            AGGREGATE                 % OF
                                      NUMBER OF         STATED PRINCIPAL          CUT-OFF DATE
                                      MORTGAGE            BALANCE AS OF          POOL PRINCIPAL
        PROPERTY TYPE                   LOANS             CUT-OFF DATE               BALANCE
-----------------------------------------------------------------------------------------------
    Single Family Residence                  47                $    27,085,357.38         56.25%
    PUD-Detached                             28                     15,014,335.03         31.18%
    Condominium                              11                      5,248,240.00         10.90%
    PUD-Attached                              2                        808,000.00          1.68%
-----------------------------------------------------------------------------------------------
    Total:                                   88                $    48,155,932.41        100.00%
===============================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 3 MORTGAGE LOANS

                                                            AGGREGATE                 % OF
                                      NUMBER OF         STATED PRINCIPAL          CUT-OFF DATE
                                      MORTGAGE            BALANCE AS OF          POOL PRINCIPAL
          PURPOSE                       LOANS             CUT-OFF DATE               BALANCE
-----------------------------------------------------------------------------------------------
    Refinance-Rate/Term                      35                $    19,985,632.72         41.50%
    Purchase                                 36                     19,022,763.45         39.50%
    Refinance-Cashout                        17                      9,147,536.24         19.00%
-----------------------------------------------------------------------------------------------
    Total:                                   88                $    48,155,932.41        100.00%
===============================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

          GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE
                           GROUP 3 MORTGAGE LOANS /(1)/

                                                           AGGREGATE                 % OF
                                      NUMBER OF         STATED PRINCIPAL          CUT-OFF DATE
                                       MORTGAGE          BALANCE AS OF           POOL PRINCIPAL
          GEOGRAPHIC AREA               LOANS             CUT-OFF DATE               BALANCE
-----------------------------------------------------------------------------------------------
        California                           66         $  37,037,121.65                  76.91%
        Florida                               6             3,657,500.00                   7.60%
        Virginia                              6             2,838,949.39                   5.90%
        Colorado                              3             1,362,000.00                   2.83%
        Arizona                               2               924,000.00                   1.92%
        New Jersey                            1               569,000.00                   1.18%
        Tennessee                             1               491,441.37                   1.02%
        Oregon                                1               490,000.00                   1.02%
        New York                              1               444,000.00                   0.92%
        South Carolina                        1               341,920.00                   0.71%
-----------------------------------------------------------------------------------------------
        Total:                               88         $  48,155,932.41                 100.00%
===============================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 3.93% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

  CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                 % OF
                                      NUMBER OF         STATED PRINCIPAL          CUT-OFF DATE
CURRENT MORTGAGE LOAN                 MORTGAGE            BALANCE AS OF          POOL PRINCIPAL
PRINCIPAL BALANCES ($)                  LOANS             CUT-OFF DATE               BALANCE
-----------------------------------------------------------------------------------------------
   300,000.01 - 350,000.00                    8         $   2,682,759.61                   5.57%
   350,000.01 - 400,000.00                   13             4,932,700.00                  10.24%
   400,000.01 - 450,000.00                   14             6,085,612.24                  12.64%
   450,000.01 - 500,000.00                   17             8,177,389.22                  16.98%
   500,000.01 - 550,000.00                    8             4,188,673.68                   8.70%
   550,000.01 - 600,000.00                    3             1,769,000.00                   3.67%
   600,000.01 - 650,000.00                    5             3,170,800.00                   6.58%
   650,000.01 - 700,000.00                    2             1,360,000.00                   2.82%
   700,000.01 - 750,000.00                    5             3,695,360.39                   7.67%
   750,000.01 - 800,000.00                    1               764,000.00                   1.59%
   800,000.01 - 850,000.00                    1               844,000.00                   1.75%
   850,000.01 - 900,000.00                    3             2,642,850.00                   5.49%
   900,000.01 - 950,000.00                    2             1,886,537.27                   3.92%
   950,000.01 - 1,000,000.00                  6             5,956,250.00                  12.37%
-----------------------------------------------------------------------------------------------
   Total:                                    88         $  48,155,932.41                 100.00%
===============================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $547,227.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                                    AGGREGATE           % OF
                                    NUMBER OF   STATED PRINCIPAL    CUT-OFF DATE
                                    MORTGAGE      BALANCE AS OF    POOL PRINCIPAL
ORIGINAL LOAN-TO-VALUE RATIOS (%)     LOANS       CUT-OFF DATE         BALANCE
---------------------------------------------------------------------------------
    5.01 - 10.00                            1   $     600,000.00             1.25%
    15.01 - 20.00                           2       1,586,537.27             3.29%
    30.01 - 35.00                           5       3,845,500.00             7.99%
    35.01 - 40.00                           1         764,000.00             1.59%
    40.01 - 45.00                           4       2,310,755.08             4.80%
    45.01 - 50.00                           5       3,091,000.00             6.42%
    50.01 - 55.00                           2         702,099.61             1.46%
    55.01 - 60.00                           3       1,916,000.00             3.98%
    60.01 - 65.00                           2       1,235,000.00             2.56%
    65.01 - 70.00                          11       6,509,750.00            13.52%
    70.01 - 75.00                          17       8,947,559.78            18.58%
    75.01 - 80.00                          34      16,313,730.67            33.88%
    85.01 - 90.00                           1         334,000.00             0.69%
---------------------------------------------------------------------------------
    Total:                                 88   $  48,155,932.41           100.00%
=================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 64.17%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

       CURRENT MORTGAGE INTEREST RATES OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                                    AGGREGATE           % OF
                                    NUMBER OF   STATED PRINCIPAL    CUT-OFF DATE
                                    MORTGAGE      BALANCE AS OF    POOL PRINCIPAL
MORTGAGE INTEREST RATES (%)           LOANS       CUT-OFF DATE        BALANCE
---------------------------------------------------------------------------------
    4.251 - 4.500                           1   $     750,000.00             1.56%
    4.501 - 4.750                          22      11,989,818.75            24.90%
    4.751 - 5.000                          21      11,103,754.69            23.06%
    5.001 - 5.250                          21      12,518,593.70            26.00%
    5.251 - 5.500                          16       8,440,900.67            17.53%
    5.501 - 5.750                           5       2,483,670.00             5.16%
    5.751 - 6.000                           2         869,194.60             1.80%
---------------------------------------------------------------------------------
    Total:                                 88   $  48,155,932.41           100.00%
=================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.087%.

                  GROSS MARGINS OF THE GROUP 3 MORTGAGE LOANS

                                                    AGGREGATE           % OF
                                    NUMBER OF   STATED PRINCIPAL    CUT-OFF DATE
                                    MORTGAGE      BALANCE AS OF    POOL PRINCIPAL
GROSS MARGINS (%)                     LOANS       CUT-OFF DATE         BALANCE
---------------------------------------------------------------------------------
    2.250                                  88   $  48,155,932.41           100.00%
---------------------------------------------------------------------------------
    Total:                                 88   $  48,155,932.41           100.00%
=================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                 RATE CEILINGS OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                                    AGGREGATE           % OF
                                    NUMBER OF   STATED PRINCIPAL    CUT-OFF DATE
         MAXIMUM LIFETIME           MORTGAGE      BALANCE AS OF    POOL PRINCIPAL
    MORTGAGE INTEREST RATES (%)       LOANS       CUT-OFF DATE         BALANCE
---------------------------------------------------------------------------------
    9.251 - 9.500                           1   $     750,000.00             1.56%
    9.501 - 9.750                          22      11,989,818.75            24.90%
    9.751 - 10.000                         21      11,103,754.69            23.06%
    10.001 - 10.250                        21      12,518,593.70            26.00%
    10.251 - 10.500                        16       8,440,900.67            17.53%
    10.501 - 10.750                         5       2,483,670.00             5.16%
    10.751 - 11.000                         2         869,194.60             1.80%
---------------------------------------------------------------------------------
    Total:                                 88   $  48,155,932.41           100.00%
=================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.087%.

         FIRST RATE ADJUSTMENT DATE OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                                    AGGREGATE           % OF
                                    NUMBER OF   STATED PRINCIPAL    CUT-OFF DATE
                                    MORTGAGE      BALANCE AS OF    POOL PRINCIPAL
      FIRST ADJUSTMENT DATE           LOANS       CUT-OFF DATE         BALANCE
---------------------------------------------------------------------------------
    September 1, 2007                       1   $     345,000.00             0.72%
    December 1, 2007                        1         499,270.00             1.04%
    January 1, 2008                        14       7,808,101.97            16.21%
    February 1, 2008                       15       8,289,437.00            17.21%
    March 1, 2008                          19      10,818,873.44            22.47%
    April 1, 2008                          25      14,376,700.00            29.85%
    May 1, 2008                            13       6,018,550.00            12.50%
---------------------------------------------------------------------------------
    Total:                                 88   $  48,155,932.41           100.00%
=================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 58 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

               REMAINING TERMS OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                                    AGGREGATE           % OF
                                    NUMBER OF   STATED PRINCIPAL    CUT-OFF DATE
                                    MORTGAGE      BALANCE AS OF    POOL PRINCIPAL
REMAINING TERM (Months)               LOANS       CUT-OFF DATE         BALANCE
---------------------------------------------------------------------------------
    341 - 360                              88   $  48,155,932.41           100.00%
---------------------------------------------------------------------------------
    Total:                                 88   $  48,155,932.41           100.00%
=================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 358 months.

        CREDIT SCORING OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                                    AGGREGATE           % OF
                                    NUMBER OF   STATED PRINCIPAL    CUT-OFF DATE
                                    MORTGAGE      BALANCE AS OF    POOL PRINCIPAL
         CREDIT SCORES                LOANS       CUT-OFF DATE         BALANCE
---------------------------------------------------------------------------------
    801 - 850                               1   $     389,600.00             0.81%
    751 - 800                              37      21,250,369.63            44.13%
    701 - 750                              28      15,060,490.33            31.27%
    651 - 700                              18       8,813,272.45            18.30%
    601 - 650                               4       2,642,200.00             5.49%
---------------------------------------------------------------------------------
    Total:                                 88   $  48,155,932.41           100.00%
=================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                  COLLATERAL SUMMARY OF GROUP 4 MORTGAGE LOANS

DESCRIPTION OF THE GROUP 4 MORTGAGE LOANS

The Group 4 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                              COLLATERAL SUMMARY         RANGE (if applicable)
                                                              ------------------         ---------------------
Total Outstanding Loan Balance                                $       56,962,055

Total Number of Loans                                                        114

Average Loan Principal Balance                                $          499,667         $ 323,654 to $998,826

WA Gross Coupon                                                            5.209%              4.000% to 5.875%

WA FICO                                                                      743                    623 to 809

WA Original Term (mos.)                                                      358                    180 to 360

WA Remaining Term (mos.)                                                     357                    179 to 360

WA OLTV                                                                    65.51%              17.77% to 84.89%

WA Months to First Adjustment Date                                            83                      83 to 84

Gross Margin                                                               2.250%

WA Rate Ceiling                                                           10.209%             9.000% to 10.875%

Geographic Concentration of Mortgaged Properties (Top         CA           55.38%
 5 States) based on the Aggregate Stated Principal            TX            7.09%
 Balance                                                      IL            6.84%
                                                              MD            5.65%
                                                              VA            4.65%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

      OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                                    AGGREGATE           % OF
                                    NUMBER OF   STATED PRINCIPAL    CUT-OFF DATE
                                    MORTGAGE      BALANCE AS OF    POOL PRINCIPAL
         OCCUPANCY                    LOANS       CUT-OFF DATE         BALANCE
---------------------------------------------------------------------------------
   Primary Residence                      107   $  53,091,626.40            93.21%
   Second Home                              5       3,103,533.41             5.45%
   Investor Property                        2         766,895.40             1.35%
---------------------------------------------------------------------------------
   Total:                                 114   $  56,962,055.21           100.00%
=================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 4 MORTGAGE LOANS

                                                    AGGREGATE           % OF
                                    NUMBER OF   STATED PRINCIPAL    CUT-OFF DATE
                                    MORTGAGE      BALANCE AS OF    POOL PRINCIPAL
       PROPERTY TYPE                  LOANS       CUT-OFF DATE         BALANCE
---------------------------------------------------------------------------------
   Single Family Residence                 73   $  36,681,427.45            64.40%
   PUD-Detached                            30      15,056,641.23            26.43%
   Condominium                              8       3,580,871.47             6.29%
   PUD-Attached                             2       1,250,319.29             2.20%
   Townhouse                                1         392,795.77             0.69%
---------------------------------------------------------------------------------
   Total:                                 114   $  56,962,055.21           100.00%
=================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 4 MORTGAGE LOANS

                                                    AGGREGATE           % OF
                                    NUMBER OF   STATED PRINCIPAL    CUT-OFF DATE
                                    MORTGAGE      BALANCE AS OF    POOL PRINCIPAL
          PURPOSE                     LOANS       CUT-OFF DATE         BALANCE
---------------------------------------------------------------------------------
    Refinance-Rate/Term                    56   $  28,166,235.66            49.45%
    Purchase                               40      21,082,937.67            37.01%
    Refinance-Cashout                      18       7,712,881.88            13.54%
---------------------------------------------------------------------------------
    Total:                                114   $  56,962,055.21           100.00%
=================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                       OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                                    AGGREGATE           % OF
                                    NUMBER OF   STATED PRINCIPAL    CUT-OFF DATE
                                    MORTGAGE      BALANCE AS OF    POOL PRINCIPAL
        GEOGRAPHIC AREA               LOANS       CUT-OFF DATE         BALANCE
---------------------------------------------------------------------------------
    California                             62   $  31,544,460.28            55.38%
    Texas                                   8       4,041,332.57             7.09%
    Illinois                                7       3,896,760.03             6.84%
    Maryland                                6       3,218,322.96             5.65%
    Virginia                                7       2,646,776.67             4.65%
    Georgia                                 5       2,108,195.01             3.70%
    Florida                                 3       1,424,374.12             2.50%
    Oregon                                  3       1,383,599.99             2.43%
    Utah                                    2       1,366,263.56             2.40%
    Arizona                                 2       1,092,745.13             1.92%
    Tennessee                               2         956,430.44             1.68%
    Pennsylvania                            2         854,669.92             1.50%
    Washington                              1         639,200.00             1.12%
    Connecticut                             1         560,000.00             0.98%
    New York                                1         465,501.82             0.82%
    Kansas                                  1         386,605.43             0.68%
    South Carolina                          1         376,817.28             0.66%
---------------------------------------------------------------------------------
    Total:                                114   $  56,962,055.21           100.00%
=================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.36% of the Group 4 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

  CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                                    AGGREGATE           % OF
                                    NUMBER OF   STATED PRINCIPAL    CUT-OFF DATE
CURRENT MORTGAGE LOAN PRINCIPAL     MORTGAGE      BALANCE AS OF    POOL PRINCIPAL
BALANCES ($)                          LOANS       CUT-OFF DATE         BALANCE
---------------------------------------------------------------------------------
    300,000.01 - 350,000.00                12   $   4,078,898.79             7.16%
    350,000.01 - 400,000.00                19       7,121,840.91            12.50%
    400,000.01 - 450,000.00                23       9,749,271.36            17.12%
    450,000.01 - 500,000.00                16       7,621,997.90            13.38%
    500,000.01 - 550,000.00                12       6,421,501.24            11.27%
    550,000.01 - 600,000.00                10       5,655,256.57             9.93%
    600,000.01 - 650,000.00                 5       3,139,794.35             5.51%
    650,000.01 - 700,000.00                 5       3,397,656.12             5.96%
    700,000.01 - 750,000.00                 6       4,484,085.97             7.87%
    750,000.01 - 800,000.00                 1         782,892.14             1.37%
    800,000.01 - 850,000.00                 1         846,000.00             1.49%
    850,000.01 - 900,000.00                 2       1,735,575.45             3.05%
    900,000.01 - 950,000.00                 1         928,458.45             1.63%
    950,000.01 - 1,000,000.00               1         998,825.96             1.75%
---------------------------------------------------------------------------------
    Total:                                114   $  56,962,055.21           100.00%
=================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $499,667.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                                    AGGREGATE           % OF
                                    NUMBER OF   STATED PRINCIPAL    CUT-OFF DATE
                                    MORTGAGE      BALANCE AS OF    POOL PRINCIPAL
ORIGINAL LOAN-TO-VALUE RATIOS (%)     LOANS       CUT-OFF DATE         BALANCE
---------------------------------------------------------------------------------
    15.01 - 20.00                           1   $     496,915.91             0.87%
    20.01 - 25.00                           2         797,356.46             1.40%
    25.01 - 30.00                           1         928,458.45             1.63%
    30.01 - 35.00                           1         746,650.00             1.31%
    35.01 - 40.00                           1         392,538.60             0.69%
    40.01 - 45.00                           5       2,758,554.84             4.84%
    45.01 - 50.00                           8       4,679,566.85             8.22%
    50.01 - 55.00                           6       2,769,816.29             4.86%
    55.01 - 60.00                          10       4,095,056.42             7.19%
    60.01 - 65.00                           7       3,329,423.27             5.84%
    65.01 - 70.00                          21      10,075,889.36            17.69%
    70.01 - 75.00                          12       6,156,051.55            10.81%
    75.01 - 80.00                          38      19,235,777.21            33.77%
    80.01 - 85.00                           1         500,000.00             0.88%
---------------------------------------------------------------------------------
    Total:                                114   $  56,962,055.21           100.00%
=================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 65.51%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

       CURRENT MORTGAGE INTEREST RATES OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                                    AGGREGATE           % OF
                                    NUMBER OF   STATED PRINCIPAL    CUT-OFF DATE
                                    MORTGAGE      BALANCE AS OF    POOL PRINCIPAL
MORTGAGE INTEREST RATES (%)           LOANS       CUT-OFF DATE         BALANCE
---------------------------------------------------------------------------------
    3.751 - 4.000                           1   $     740,000.00             1.30%
    4.001 - 4.250                           4       1,910,055.33             3.35%
    4.251 - 4.500                           2         947,806.56             1.66%
    4.501 - 4.750                           9       4,575,526.70             8.03%
    4.751 - 5.000                          18       8,735,916.85            15.34%
    5.001 - 5.250                          28      13,911,357.75            24.42%
    5.251 - 5.500                          34      18,577,712.21            32.61%
    5.501 - 5.750                          15       6,263,007.27            11.00%
    5.751 - 6.000                           3       1,300,672.54             2.28%
---------------------------------------------------------------------------------
    Total:                                114   $  56,962,055.21           100.00%
=================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 5.209%.

                   GROSS MARGINS OF THE GROUP 4 MORTGAGE LOANS

                                                    AGGREGATE           % OF
                                    NUMBER OF   STATED PRINCIPAL    CUT-OFF DATE
                                    MORTGAGE      BALANCE AS OF    POOL PRINCIPAL
GROSS MARGINS (%)                     LOANS       CUT-OFF DATE         BALANCE
---------------------------------------------------------------------------------
    2.250                                 114   $  56,962,055.21           100.00%
---------------------------------------------------------------------------------
    Total:                                114   $  56,962,055.21           100.00%
=================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                RATE CEILINGS OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                                    AGGREGATE           % OF
                                    NUMBER OF   STATED PRINCIPAL    CUT-OFF DATE
         MAXIMUM LIFETIME           MORTGAGE      BALANCE AS OF    POOL PRINCIPAL
    MORTGAGE INTEREST RATES (%)       LOANS       CUT-OFF DATE         BALANCE
---------------------------------------------------------------------------------
    8.751 - 9.000                           1   $     740,000.00             1.30%
    9.001 - 9.250                           4       1,910,055.33             3.35%
    9.251 - 9.500                           2         947,806.56             1.66%
    9.501 - 9.750                           9       4,575,526.70             8.03%
    9.751 - 10.000                         18       8,735,916.85            15.34%
    10.001 - 10.250                        28      13,911,357.75            24.42%
    10.251 - 10.500                        34      18,577,712.21            32.61%
    10.501 - 10.750                        15       6,263,007.27            11.00%
    10.751 - 11.000                         3       1,300,672.54             2.28%
---------------------------------------------------------------------------------
    Total:                                114   $  56,962,055.21           100.00%
=================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4 Mortgage Loans is expected to be approximately 10.209%.

         FIRST RATE ADJUSTMENT DATE OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                                    AGGREGATE           % OF
                                    NUMBER OF   STATED PRINCIPAL    CUT-OFF DATE
                                    MORTGAGE      BALANCE AS OF    POOL PRINCIPAL
       NEXT ADJUSTMENT DATE           LOANS       CUT-OFF DATE         BALANCE
---------------------------------------------------------------------------------
    April 1, 2010                          79   $  39,075,155.21            68.60%
    May 1, 2010                            35      17,886,900.00            31.40%
---------------------------------------------------------------------------------
    Total:                                114   $  56,962,055.21           100.00%
=================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to the Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 83 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

               REMAINING TERMS OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                                    AGGREGATE           % OF
                                    NUMBER OF   STATED PRINCIPAL    CUT-OFF DATE
                                    MORTGAGE      BALANCE AS OF    POOL PRINCIPAL
REMAINING TERM (MONTHS)               LOANS       CUT-OFF DATE         BALANCE
---------------------------------------------------------------------------------
    161 - 180                               1   $     345,553.87             0.61%
    281 - 300                               2         714,885.22             1.26%
    341 - 360                             111      55,901,616.12            98.14%
---------------------------------------------------------------------------------
    Total:                                114   $  56,962,055.21           100.00%
=================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 357 months.

        CREDIT SCORING OF MORTGAGORS OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                                    AGGREGATE           % OF
                                    NUMBER OF   STATED PRINCIPAL    CUT-OFF DATE
                                    MORTGAGE      BALANCE AS OF    POOL PRINCIPAL
           CREDIT SCORES              LOANS       CUT-OFF DATE         BALANCE
---------------------------------------------------------------------------------
    801 - 850                               5   $   2,376,503.87             4.17%
    751 - 800                              57      29,123,134.56            51.13%
    701 - 750                              30      14,346,578.07            25.19%
    651 - 700                              17       9,179,864.85            16.12%
    601 - 650                               4       1,590,973.86             2.79%
    Not Scored                              1         345,000.00             0.61%
---------------------------------------------------------------------------------
    Total:                                114   $  56,962,055.21           100.00%
=================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2003-E
$935,875,000 (approximate)

Classes 1-A-1, 2-A-1, 2-A-2, 3-A-1 and 4-A-1
(Offered Certificates)

Bank of America, N.A.
Seller and Servicer

[LOGO OF BANK OF AMERICA.]

May 5, 2003

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                                                 TO ROLL/(1)/
-----------------------------------------------------------------------------------------------------------------
                                                          Est.   Est. Prin.     Expected      Delay    Expected
               Approx.                                    WAL    Window      Maturity to Roll  Days     Ratings
   Class      Size/(2)/     Interest - Principal Type     (yrs)  (mos)          @ 25 CPR             (Moody's/S&P)
OFFERED CERTIFICATES
  1-A-1     $ 187,911,000   Variable - Pass-thru/(3)/     1.94    1 - 35        04/25/06       24         Aaa/AAA
  2-A-1     $ 150,000,000   Variable - Pass-thru/(4)/     2.57    1 - 59        04/25/08       24         Aaa/AAA
  2-A-2     $ 496,028,000   Variable - Pass-thru/(4)/     2.57    1 - 59        04/25/08       24         Aaa/AAA
  3-A-1     $  46,848,000   Variable - Pass-thru/(5)/     2.60    1 - 58        03/25/08       24         Aaa/AAA
  4-A-1     $  55,088,000   Variable - Pass-thru/(6)/     2.88    1 - 83        04/25/10       24         Aaa/AAA

NOT OFFERED HEREUNDER
    B-1     $  13,026,000                                                                                   NR/AA
    B-2     $   4,823,000                                                                                    NR/A
    B-3     $   3,376,000                                                                                  NR/BBB
    B-4     $   1,929,000                                                                                   NR/BB
    B-5     $   1,447,000                                                                                    NR/B
    B-6     $   1,449,856                                                                                   NR/NR
  1-A-P               TBD         Principal Only/(7)/                                                     Aaa/AAA
  2-A-P               TBD         Principal Only/(8)/                                                     Aaa/AAA
  3-A-P               TBD         Principal Only/(9)/                                                     Aaa/AAA
  4-A-P               TBD         Principal Only/(10)/                                                    Aaa/AAA
    SES               TBD          Interest Only/(11)/                                                       N.A.
    WIO               TBD          Interest Only/(12)/                                                       N.A.

/(1)/ Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates, the Class 3-A Certificates and the Class 4-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2006, April 2008, March 2008 and April 2010, respectively.

/(2)/   Class sizes are subject to change.

/(3)/ For each Distribution Date occurring in the month of and prior to July 2005, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in July 2005 and prior to the Distribution Date in May 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after May 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring in the month of and prior to January 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in January 2008 and prior to the Distribution Date in May 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans minus [ ]% and for the Class 2-A-2 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans plus [ ]%. For each Distribution Date occurring in the month of or after May 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring in the month of and prior to September 2007, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in September 2007 and prior to the Distribution Date in April 2008, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 3 Mortgage Loans. For each Distribution Date occurring in the month of or after April 2008, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date occurring in the month of and prior to April 2010, interest will accrue on the Class 4-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of or after May 2010, interest will accrue on the Class 4-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

/(7)/ For each Distribution Date occurring in the month of or after May 2006, interest will accrue on the Class 1-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(8)/ For each Distribution Date occurring in the month of or after May 2008, interest will accrue on the Class 2-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(9)/ For each Distribution Date occurring in the month of or after April 2008, interest will accrue on the Class 3-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(10)/ For each Distribution Date occurring in the month of or after May 2010, interest will accrue on the Class 4-A-P Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(11)/ For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to 0.325% per annum and for Group 2, Group 3 and Group 4 at a rate equal to 0.200% per annum.

/(12)/ Interest will accrue on each Class WIO Component at a per annum rate equal to (i) for the Class 1-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 1, (ii) for the Class 2-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 2, (iii) for the Class 3-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 3 and (iv) for the Class 4-WIO Component, the weighted average of the WIO Rates of the Premium Mortgage Loans in Loan Group 4.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                                                      TO MATURITY
-----------------------------------------------------------------------------------------------------------------
                                                          Est.   Est. Prin.   Expected       Delay    Expected
               Approx.                                    WAL      Window      Final          Days     Ratings
   Class      Size/(1)/     Interest - Principal Type     (yrs)  (mos)/(2)/  Maturity/(2)/          (Moody's/S&P)
OFFERED CERTIFICATES
  1-A-1     $ 187,911,000   Variable - Pass-thru/(3)/     3.22      1 - 360       05/25/33     24         Aaa/AAA
  2-A-1     $ 150,000,000   Variable - Pass-thru/(4)/     3.27      1 - 360       05/25/33     24         Aaa/AAA
  2-A-2     $ 496,028,000   Variable - Pass-thru/(4)/     3.27      1 - 360       05/25/33     24         Aaa/AAA
  3-A-1     $  46,848,000   Variable - Pass-thru/(5)/     3.37      1 - 360       05/25/33     24         Aaa/AAA
  4-A-1     $  55,088,000   Variable - Pass-thru/(6)/     3.24      1 - 360       05/25/33     24         Aaa/AAA

/(1)/   Class sizes are subject to change.

/(2)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ For each Distribution Date occurring in the month of and prior to July 2005, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in July 2005 and prior to the Distribution Date in May 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 1 Mortgage Loans. For each Distribution Date occurring in the month of or after May 2006, interest will accrue on the Class 1-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring in the month of and prior to January 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in January 2008 and prior to the Distribution Date in May 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group2 Mortgage Loans minus [ ]% and for the Class 2-A-2 Certificates at a rate equal to the Adjusted Net WAC of the Group 2 Mortgage Loans plus [ ]%. For each Distribution Date occurring in the month of or after May 2008, interest will accrue on the Class 2-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring in the month of and prior to September 2007, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring after the Distribution Date in September 2007 and prior to the Distribution Date in April 2008, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the Adjusted Net WAC of the Group 3 Mortgage Loans. For each Distribution Date occurring in the month of or after April 2008, interest will accrue on the Class 3-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date occurring in the month of and prior to April 2010, interest will accrue on the Class 4-A-1 Certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of or after May 2010, interest will accrue on the Class 4-A-1 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                          PRELIMINARY SUMMARY OF TERMS

Transaction:                   Banc of America Mortgage Securities, Inc.
                               Mortgage Pass-Through Certificates, Series 2003-E

Lead Manager (Book Runner):    Banc of America Securities LLC

Co-Managers:                   Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:           Bank of America, N.A.

Trustee:                       Wells Fargo Bank Minnesota, N.A.

Transaction Size:              $964,773,175

Securities Offered:            $187,911,000 Class 1-A-1 Certificates

                               $150,000,000 Class 2-A-1 Certificates

                               $496,028,000 Class 2-A-2 Certificates

                               $46,848,000 Class 3-A-1 Certificates

                               $55,088,000 Class 4-A-1 Certificates

Group 1 Collateral:            3/1 Hybrid ARM Residential Mortgage Loans: fully
                               amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:            5/1 Hybrid ARM Residential Mortgage Loans: fully
                               amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 27.96% of the Group
                               2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 3 Collateral:            5/1 Hybrid ARM Residential Mortgage Loans: fully
                               amortizing, one-to-four family, residential first lien mortgage loans. The Mortgage Loans are fixed rate, interest only for the first five years, followed by 25 years of fully amortizing principal and interest payments. All of the Group
                               3 Mortgage Loans have a prepayment fee as of the day of origination.

Group 4 Collateral:            7/1 Hybrid ARM Residential Mortgage Loans: fully
                               amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:               Moody's Investor Service, Inc. and Standard &
                               Poor's (Class A Certificates) and Standard &
                               Poor's (Subordinate Certificates except for the Class B-6 Certificates).

Expected Pricing Date:         Week of May 5, 2003

Expected Closing Date:         May 22, 2003

Collection Period:             The calendar month preceding the current
                               Distribution Date

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                          PRELIMINARY SUMMARY OF TERMS

Distribution Date:             25th of each month, or the next succeeding
                               business day (First Payment Date: June 25, 2003)

Cut-Off Date:                  May 1, 2003

Class A Certificates:          Class 1-A-1, 2-A-1, 2-A-2, 3-A-1, 4-A-1, 1-A-P,
                               2-A-P, 3-A-P and 4-A-P Certificates (the "Class A
                               Certificates").

Subordinate Certificates:      Class B-1, B-2, B-3, B-4, B-5 and B-6
                               Certificates (the "Class B Certificates"). The
                               Subordinate Certificates are not offered hereunder.

Group 1-A  Certificates:       Class 1-A-1

Group 2-A Certificates:        Class 2-A-1 , 2-A-2

Group 3-A Certificates:        Class 3-A-1

Group 4-A Certificates:        Class 4-A-1

Class A-P Certificates:        Class 1-A-P, 2-A-P, 3-A-P and 4-A-P

Day Count:                     30/360

Group 1, Group 2, Group 3 and  25% CPR
Group 4 Prepayment Speed:

Clearing:                      DTC, Clearstream and Euroclear

                               Original Certificate    Minimum      Incremental
Denominations:                        Form          Denominations  Denominations
                               -------------------- ------------- --------------
 Class  1-A-1, 2-A-1, 2-A-2,        Book Entry        $   1,000        $   1
        3-A-1 and 4-A-1

SMMEA Eligibility:             The Class A Certificates and the Class B-1
                               Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:             All of the Offered Certificates are expected to
                               be ERISA eligible.

Tax Structure:                 REMIC

Optional Clean-up Call:        Any Distribution Date on or after which the
                               Aggregate Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate
                               Principal Balance as of the Cut-Off Date
                               ("Cut-Off Date Pool Principal Balance").

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                          PRELIMINARY SUMMARY OF TERMS

Principal:                     Principal will be allocated to the certificates
                               according to the Priority of Distributions: The
                               Group 1 Senior Principal Distribution Amount will generally be allocated to the Group 1-A
                               Certificates pro-rata until their class balances have been reduced to zero. The Group 1 Ratio
                               Strip Principal Amount will generally be allocated to the Class 1-A-P Certificates. The
                               Group 2 Senior Principal Distribution Amount will generally be allocated to the Group 2-A
                               Certificates pro-rata until their class balances have been reduced to zero. The Group 2 Ratio
                               Stripped Principal Amount will generally be allocated to the Class 2-A-P Certificates. The
                               Group 3 Senior Principal Distribution Amount will generally be allocated to the Group 3-A
                               Certificates pro-rata until their class balances have been reduced to zero. The Group 3 Ratio
                               Strip Principal Amount will generally be allocated to the Class 3-A-P Certificates. The
                               Group 4 Senior Principal Distribution Amount will generally be allocated to the Group 4-A
                               Certificates pro-rata until their class balances have been reduced to zero. The Group 4 Ratio
                               Strip Principal Amount will generally be allocated to the Class 4-A-P Certificates. The
                               Subordinate Principal Distribution Amount will generally be allocated to the Subordinate
                               Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group
                               (other than the Class A-P Certificates of such Group) has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of another Group (other than the Class A-P
                               Certificates of such Group). (Please see the Priority of Distributions section.)

Interest Accrual:              Interest will accrue on each class of
                               Certificates (other than the Class A-P
                               Certificates; interest will accrue on the Class
                               1-A-P Certificates beginning in April 2006, on the Class 2-A-P Certificates beginning in April
                               2008, on the Class 3-A-P Certificates beginning in March 2008 and on the Class 4-A-P Certificates beginning in April 2010 and thereafter) during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest
                               Accrual Period"). The initial Interest Accrual
                               Period will be deemed to have commenced on May 1, 2003. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest
                               Accrual Period are made on the first day of the Interest Accrual Period.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                          PRELIMINARY SUMMARY OF TERMS

Administrative Fee:            The Administrative Fees with respect to the Trust
                               are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee
                               Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee Fee Rate. The
                               Trustee Fee Rate will be 0.003% per annum. The
                               Servicing Fee Rate for all Loan Groups will be the equal to 0.050% per annum with respect to any Mortgage Loan.

Compensating Interest:         The aggregate servicing compensation payable to
                               the Servicer for any month and the interest payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Loan Groups.

Net Mortgage Interest Rate:    As to any Mortgage Loan and Distribution Date,
                               the excess of its mortgage interest rate over the sum of (i) the Administrative Fee, (ii) the pass-through rate of the Class SES Component in the related Group and (iii) the applicable WIO
                               Rate.

WIO Rate:                      The WIO Rate of a Mortgage Loan is the excess of
                               its mortgage interest rate as of the closing date over the sum of (i) the applicable Administrative
                               Fee, (ii) the pass-through rate of the Class SES
                               Component in the related group and (iii) [ ]% for Loan Group 1, [ ]% for Loan Group 2, [ ]% for
                               Loan Group 3 and [ ]% for Loan Group 4.
                               Notwithstanding the foregoing, for each
                               Distribution Date occurring on or after the month following the month of the first rate adjustment date for any Mortgage Loan, the WIO Rate with respect to such Premium Mortgage Loan will be zero.

Adjusted Net WAC:              The Adjusted Net WAC of the Mortgage Loans of
                               each Loan Group is equal to (A) the sum of the product, for each Mortgage Loan of such Loan
                               Group, of (i) the Net Mortgage Interest Rate for such Mortgage Loan multiplied by (ii) the Stated
                               Principal Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date divided by (B) the sum of the product of, for each Mortgage Loan of such Loan
                               Group, of (i) the Non-Ratio Strip Percentage for such Mortgage Loan multiplied by (ii) the Stated
                               Principal Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                          PRELIMINARY SUMMARY OF TERMS

Pool Distribution              The Pool Distribution Amount for each Loan Group
Amount:                        with respect to any Distribution Date will be
                               equal to the sum of (i) all scheduled
                               installments of interest (net of the related
                               Servicing Fee) and principal corresponding to the related Collection Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted
                               Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related Collection
                               Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan
                               Group corresponding to the related Collection
                               Period; and (iv) any substitution adjustment payments in connection with any defective
                               Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution
                               Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool
                               Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:             The Senior Percentage for a Loan Group on any
                               Distribution Date will equal, (i) the aggregate principal balance of the Class A Certificates
                               (other than the Class A-P Certificates) of such Group immediately prior to such date, divided by
                               (ii) the aggregate principal balance (Non-Ratio
                               Strip Portion) of the related Loan Group for such date.

Subordinate Percentage:        The Subordinate Percentage for a Loan Group for
                               any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate                    The Subordinate Prepayment Percentage for a Loan
Prepayment                     Group for any Distribution Date will equal 100%
Percentage:                    minus the Senior Prepayment Percentage for such
                               Loan Group for such date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                          PRELIMINARY SUMMARY OF TERMS

Group 1, Group 2,              For the following Distribution Dates, will be as
Group 3 and Group 4            follows:
Senior Prepayment
Percentage:                      Distribution Date                   Senior Prepayment  Percentage
                                 -----------------                   -----------------------------
                               June 2003 through May 2010            100%;
                               June 2010 through May 2011            the applicable Senior Percentage plus,
                                                                     70% of the applicable Subordinate
                                                                     Percentage;
                               June 2011 through May 2012            the applicable Senior Percentage plus,
                                                                     60% of the applicable Subordinate
                                                                     Percentage;
                               June 2012 through May 2013            the applicable Senior Percentage plus,
                                                                     40% of the applicable Subordinate
                                                                     Percentage;
                               June 2013 through May 2014            the applicable Senior Percentage plus,
                                                                     20% of the applicable Subordinate
                                                                     Percentage;
                               June 2014 and thereafter              the applicable Senior Percentage;

                               provided, however,

                               (i)     if on any Distribution Date the
                                       percentage equal to (x) the sum of the
                                       class balances of the Class A
                                       Certificates other than the Class A-P
                                       Certificates of all the loan groups
                                       divided by (y) the aggregate Pool
                                       Principal Balance (Non-Ratio Strip
                                       Portion) of all the loan groups (such
                                       percentage, the "Total Senior
                                       Percentage") exceeds such percentage
                                       calculated as of the Closing Date, then
                                       the Senior Prepayment Percentage for all Groups for such Distribution Date will equal 100%,

                               (ii) if for each Group of Certificates on any Distribution Date prior to the June 2006
                                       Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance
                                       (Non-Ratio Strip Portion) of all the loan groups (the "Aggregate Subordinate
                                       Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior
                                       Prepayment Percentage for each Group for that Distribution Date will equal the applicable Senior Percentage for each
                                       Group plus 50% of the Subordinate
                                       Percentage for each Group, and

                               (iii)   if for each Group of Certificates on or
                                       after the June 2006 Distribution Date,
                                       prior to giving effect to any
                                       distributions, the Aggregate Subordinate
                                       Percentage is greater than or equal to
                                       twice such percentage calculated as of
                                       the Closing Date, then the Senior
                                       Prepayment Percentage for each Group for that Distribution Date will equal the Senior Percentage for each Group.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                          PRELIMINARY SUMMARY OF TERMS


Group 1 Discount Mortgage      Any Group 1 Mortgage Loan with a Net Mortgage
Loan:                          Interest Rate on the closing date that is less
                               than [ %] per annum.

Group 1 Premium Mortgage       Any Group 1 Mortgage Loan with a Net
Loan:                          Mortgage Interest Rate on the closing date that
                               is equal to or greater than [ %] per annum.

Group 2 Discount Mortgage      Any Group 2 Mortgage Loan with a Net
Loan:                          Mortgage Interest Rate on the closing date that
                               is less than [ %] per annum.

Group 2 Premium Mortgage       Any Group 2 Mortgage Loan with a Net
Loan:                          Mortgage Interest Rate on the closing date that
                               is equal to or greater than [ %] per annum.

Group 3 Discount Mortgage      Any Group 3 Mortgage Loan with a Net
Loan:                          Mortgage Interest Rate on the closing date that
                               is less than [ %] per annum.

Group 3 Premium Mortgage       Any Group 3 Mortgage Loan with a Net
Loan:                          Mortgage Interest Rate on the closing date that
                               is equal to or greater than [ %] per annum.

Group 4 Discount Mortgage      Any Group 4 Mortgage Loan with a Net
Loan:                          Mortgage Interest Rate on the closing date that
                               is less than [ %] per annum.

Group 4 Premium Mortgage       Any Group 4 Mortgage Loan with a Net
Loan:                          Mortgage Interest Rate on the closing date that
                               is equal to or greater than [ %] per annum.

Non-Ratio Strip Percentage:    As to any Group 1 Discount Mortgage Loan, a
                               fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest
                               Rate of such Group 1 Discount Mortgage Loan on the Closing Date and the denominator of which is [ %]. As to any Group 2 Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest
                               Rate of such Group 2 Discount Mortgage Loan on the Closing Date and the denominator of which is [ %]. As to any Group 3 Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest
                               Rate of such Group 3 Discount Mortgage Loan on the Closing Date and the denominator of which is [ %]. As to any Group 4 Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest
                               Rate of such Group 4 Discount Mortgage Loan on the Closing Date and the denominator of which is [ %]. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

Ratio Strip Percentage:        As to any Discount Mortgage Loan, 100% minus the
                               Non-Ratio Strip Percentage for such Mortgage
                               Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                          Preliminary Summary of Terms

Ratio Strip Principal Amount:   As to any Distribution Date and any Loan Group,
                                the sum of the applicable Ratio Strip Percentage of (a) the principal portion of each Monthly
                                Payment (without giving effect to payments to certain reductions thereof due on each Mortgage
                                Loan in such Loan Group on the related Due
                                Date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing
                                Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                Group received with respect to such Distribution
                                Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated
                                Mortgage Loans received during the calendar month preceding the month of such Distribution
                                Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated
                                Mortgage Loan during the calendar month
                                preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage
                                Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal
                                Prepayments on any Mortgage Loans in such Loan
                                Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution   The Senior Principal Distribution Amount for a
Amount:                         Loan Group for any Distribution Date will equal
                                the sum of (i) the Senior Percentage of the applicable Non-Ratio Strip Percentage for such Loan Group of all amounts described in clauses
                                (a) through (d) of the definition of "Ratio
                                Strip Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior
                                Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal Amount" for such Loan
                                Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal           The Subordinate Principal Distribution Amount
Distribution Amount:            for a Loan Group for any Distribution Date will
                                equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) and (d) of the definition of "Ratio
                                Strip Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate
                                Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal Amount" for such Loan Group and such Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                                 Credit Support

The Class B Certificates are Cross-Collateralized and provide credit support for all loan groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates (except for the Class A-P Certificates), subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

                      SUBORDINATION OF CLASS B CERTIFICATES
                                     Class A
                             Credit Support (2.70%)
                                    Class B-1
                             Credit Support (1.35%)
                                    Class B-2
             Priority of     Credit Support (0.85%)       Order of
               Payment              Class B-3               Loss
                             Credit Support (0.50%)      Allocation
                                    Class B-4
                             Credit Support (0.30%)
                                    Class B-5
                             Credit Support (0.15%)
                                    Class B-6
                             Credit Support (0.00%)

                            Priority of Distributions

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

                            PRIORITY OF DISTRIBUTIONS
                              First, to the Trustee

       Second, to the Class SES and Class WIO Components of each Group to pay Interest;

        Third, to the Class A Certificates of each Group to pay Interest;

       Fourth, to the Class A Certificates of each Group to pay Principal.

    Fifth, to the Class A-P Certificates of each Group to pay any applicable
                        Ratio-Stripped Deferred Amounts;

      Sixth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class balance is zero; and

          Seventh, to the residual certificate, any remaining amounts.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES
                            BOND SUMMARY TO ROLL/(1)/

1-A-1
----------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
----------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          2.838       2.760      2.715       2.665      2.609       2.546      2.308
  Average Life (Years)                     2.655       2.281      2.107       1.941      1.785       1.638      1.245
  Modified Duration                        2.507       2.163      2.002       1.850      1.705       1.569      1.203
  First Principal Payment Date            6/25/03     6/25/03    6/25/03     6/25/03    6/25/03     6/25/03    6/25/03
  Last Principal Payment Date             4/25/06     4/25/06    4/25/06     4/25/06    4/25/06     4/25/06    4/25/06
  Principal Payment Window (Months)          35         35          35         35          35         35          35

2-A-1
----------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
----------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.692       3.603      3.549       3.489      3.422       3.346      3.057
  Average Life (Years)                     4.232       3.295      2.910       2.569      2.267       2.002      1.381
  Modified Duration                        3.808       3.000      2.665       2.367      2.102       1.867      1.312
  First Principal Payment Date            6/25/03     6/25/03    6/25/03     6/25/03    6/25/03     6/25/03    6/25/03
  Last Principal Payment Date             4/25/08     4/25/08    4/25/08     4/25/08    4/25/08     4/25/08    4/25/08
  Principal Payment Window (Months)          59         59          59         59          59         59          59

2-A-2
----------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
----------------------------------------------------------------------------------------------------------------------
  Yield at 101-16                          3.869       3.743      3.668       3.583      3.488       3.381      2.976
  Average Life (Years)                     4.232       3.295      2.910       2.569      2.267       2.002      1.381
  Modified Duration                        3.782       2.985      2.654       2.359      2.097       1.865      1.313
  First Principal Payment Date            6/25/03     6/25/03    6/25/03     6/25/03    6/25/03     6/25/03    6/25/03
  Last Principal Payment Date             4/25/08     4/25/08    4/25/08     4/25/08    4/25/08     4/25/08    4/25/08
  Principal Payment Window (Months)          59         59          59         59          59         59          59

3-A-1
----------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
----------------------------------------------------------------------------------------------------------------------
  Yield at 101-16                          3.737       3.613       3.54       3.457      3.363       3.258      2.858
  Average Life (Years)                     4.283       3.339      2.949       2.604      2.298       2.029      1.397
  Modified Duration                        3.843       3.034      2.698       2.398      2.131       1.894      1.331
  First Principal Payment Date            6/25/03     6/25/03    6/25/03     6/25/03    6/25/03     6/25/03    6/25/03
  Last Principal Payment Date             3/25/08     3/25/08    3/25/08     3/25/08    3/25/08     3/25/08    3/25/08
  Principal Payment Window (Months)          58         58          58         58          58         58          58

4-A-1
----------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
----------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          4.139       4.039      3.979       3.911      3.835       3.749      3.433
  Average Life (Years)                     5.519       3.948      3.366       2.878      2.471       2.131      1.405
  Modified Duration                        4.749       3.474      2.994       2.588      2.245       1.956      1.324
  First Principal Payment Date            6/25/03     6/25/03    6/25/03     6/25/03    6/25/03     6/25/03    6/25/03
  Last Principal Payment Date             4/25/10     4/25/10    4/25/10     4/25/10    4/25/10     4/25/10    4/25/10
  Principal Payment Window (Months)          83         83          83         83          83         83          83

/(1)/ Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates, the Class 3-A Certificates and the Class 4-A Certificates will be paid in full on the Distribution Date occurring in the month of April 2006, April 2008, March 2008 and April 2010, respectively.

        This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES
                            BOND SUMMARY TO MATURITY

1-A-1
----------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
----------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.072       2.974      2.915       2.849      2.776       2.696      2.402
  Average Life (Years)                     10.788      5.250      4.032       3.218      2.640       2.213      1.411
  Modified Duration                        8.374       4.508      3.569       2.913      2.431       2.065      1.351
  First Principal Payment Date            6/25/03     6/25/03    6/25/03     6/25/03    6/25/03     6/25/03    6/25/03
  Last Principal Payment Date             4/25/33     4/25/33    4/25/33     4/25/33    4/25/33     4/25/33    4/25/33
  Principal Payment Window (Months)         359         359        359         359        359         359        359

2-A-1
----------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
----------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.481       3.503      3.488       3.455      3.406       3.341      3.063
  Average Life (Years)                     11.081      5.364      4.109       3.271      2.678       2.240      1.422
  Modified Duration                        8.222       4.447      3.529       2.886      2.412       2.051      1.345
  First Principal Payment Date            6/25/03     6/25/03    6/25/03     6/25/03    6/25/03     6/25/03    6/25/03
  Last Principal Payment Date             4/25/33     4/25/33    4/25/33     4/25/33    4/25/33     4/25/33    4/25/33
  Principal Payment Window (Months)         359         359        359         359        359         359        359

2-A-2
----------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
----------------------------------------------------------------------------------------------------------------------
  Yield at 101-16                          3.564       3.599      3.578       3.532      3.464       3.374      2.983
  Average Life (Years)                     11.081      5.364      4.109       3.271      2.678       2.240      1.422
  Modified Duration                        8.111       4.406      3.504       2.871      2.404       2.047      1.346
  First Principal Payment Date            6/25/03     6/25/03    6/25/03     6/25/03    6/25/03     6/25/03    6/25/03
  Last Principal Payment Date             4/25/33     4/25/33    4/25/33     4/25/33    4/25/33     4/25/33    4/25/33
  Principal Payment Window (Months)         359         359        359         359        359         359        359

3-A-1
----------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
----------------------------------------------------------------------------------------------------------------------
  Yield at 101-16                          3.496       3.506      3.478       3.427      3.355       3.263       2.87
  Average Life (Years)                     11.614      5.571      4.249       3.369      2.748       2.292      1.443
  Modified Duration                        8.544       4.591      3.634       2.964      2.472       2.098      1.369
  First Principal Payment Date            6/25/03     6/25/03    6/25/03     6/25/03    6/25/03     6/25/03    6/25/03
  Last Principal Payment Date             5/25/33     5/25/33    5/25/33     5/25/33    5/25/33     5/25/33    5/25/33
  Principal Payment Window (Months)         360         360        360         360        360         360        360

4-A-1
----------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         15%        20%         25%        30%         35%        50%
----------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                          3.802       3.892      3.889       3.859      3.806       3.735      3.432
  Average Life (Years)                     10.954      5.312      4.072       3.244      2.658       2.225      1.415
  Modified Duration                        7.869       4.312      3.441       2.826       2.37       2.02       1.331
  First Principal Payment Date            6/25/03     6/25/03    6/25/03     6/25/03    6/25/03     6/25/03    6/25/03
  Last Principal Payment Date             4/25/33     4/25/33    4/25/33     4/25/33    4/25/33     4/25/33    4/25/33
  Principal Payment Window (Months)         359         359        359         359        359         359        359

        This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                  COLLATERAL SUMMARY OF GROUP 1 MORTGAGE LOANS

DESCRIPTION OF THE GROUP 1 MORTGAGE LOANS

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                              COLLATERAL SUMMARY          RANGE (IF APPLICABLE)
                                                              ------------------        -----------------------
Total Outstanding Loan Balance                                     $ 193,125,868

Total Number of Loans                                                        368

Average Loan Principal Balance                                     $     524,799        $ 328,150 to $1,000,000

WA Gross Coupon                                                            4.463%               4.000% to 6.000%

WA FICO                                                                      739                     627 to 810

WA Original Term (mos.)                                                      360                     180 to 360

WA Remaining Term (mos.)                                                     359                     180 to 360

WA OLTV                                                                    65.43%               15.85% to 85.00%

WA Months to First Rate Adjustment Date                                       35                       26 to 36

Gross Margin                                                               2.250%

WA Rate Ceiling                                                           10.463%             10.000% to 12.000%

Geographic Concentration of  Mortgaged                             CA      73.23%
Properties (Top 5 States) based on the Aggregate                   IL       7.58%
Stated Principal Balance                                           NC       2.20%
                                                                   MA       2.07%
                                                                   SC       1.97%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

      OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 1 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                % OF
                                   NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
        OCCUPANCY                    LOANS                CUT-OFF DATE             BALANCE
    ------------------------------------------------------------------------------------------
    Primary Residence                    341            $ 180,231,431.03                 93.32%
    Second Home                           20               10,054,359.16                  5.21%
    Investor Property                      7                2,840,077.64                  1.47%
    ------------------------------------------------------------------------------------------
    Total:                               368            $ 193,125,867.83                100.00%
    ==========================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 1 MORTGAGE LOANS

                                                            AGGREGATE                % OF
                                   NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
       PROPERTY TYPE                 LOANS                CUT-OFF DATE             BALANCE
    ------------------------------------------------------------------------------------------
    Single Family Residence              249            $ 132,387,192.39                 68.55%
    PUD-Detached                          76               40,816,053.85                 21.13%
    Condominium                           31               14,420,018.71                  7.47%
    PUD-Attached                           9                3,692,026.20                  1.91%
    2-Family                               3                1,810,576.68                  0.94%
    -------------------------------------------------------------------------------------------
    Total:                               368            $ 193,125,867.83                100.00%
    ===========================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 1 MORTGAGE LOANS

                                                            AGGREGATE                % OF
                                   NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
          PURPOSE                    LOANS                CUT-OFF DATE             BALANCE
    ------------------------------------------------------------------------------------------
    Refinance-Rate/Term                  264            $ 141,555,142.76                 73.30%
    Purchase                              63               30,730,829.11                 15.91%
    Refinance-Cashout                     41               20,839,895.96                 10.79%
    ------------------------------------------------------------------------------------------
    Total:                               368            $ 193,125,867.83                100.00%
    ==========================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                       OF THE GROUP 1 MORTGAGE LOANS /(1)/

                                                             AGGREGATE                % OF
                                    NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
        GEOGRAPHIC AREA               LOANS                CUT-OFF DATE              BALANCE
     -----------------------------------------------------------------------------------------
     California                          271             $ 141,428,598.43                73.23%
     Illinois                             25                14,633,396.83                 7.58%
     North Carolina                        8                 4,251,441.48                 2.20%
     Massachusetts                         7                 4,000,828.71                 2.07%
     South Carolina                        7                 3,803,989.31                 1.97%
     Florida                               9                 3,644,013.14                 1.89%
     Texas                                 6                 2,731,918.40                 1.41%
     Washington                            5                 2,102,874.05                 1.09%
     Georgia                               4                 1,914,555.63                 0.99%
     Virginia                              4                 1,682,197.17                 0.87%
     Arizona                               2                 1,460,138.78                 0.76%
     Missouri                              2                 1,439,131.82                 0.75%
     Nevada                                3                 1,338,292.05                 0.69%
     Colorado                              2                 1,029,574.03                 0.53%
     Connecticut                           1                   997,743.12                 0.52%
     District of Columbia                  1                   994,159.04                 0.51%
     Hawaii                                1                   938,587.10                 0.49%
     Ohio                                  2                   827,902.99                 0.43%
     Maryland                              2                   777,244.00                 0.40%
     Wisconsin                             1                   749,012.36                 0.39%
     New Mexico                            1                   649,104.47                 0.34%
     Oregon                                1                   570,364.92                 0.30%
     Vermont                               1                   396,800.00                 0.21%
     Tennessee                             1                   390,000.00                 0.20%
     New York                              1                   374,000.00                 0.19%
     -----------------------------------------------------------------------------------------
     Total:                              368             $ 193,125,867.83               100.00%
     =========================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 6.35% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

  CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 1 MORTGAGE LOANS /(1)/

                                                            AGGREGATE               % OF
                                     NUMBER OF          STATED PRINCIPAL         CUT-OFF DATE
CURRENT MORTGAGE LOAN                 MORTGAGE            BALANCE AS OF         POOL PRINCIPAL
PRINCIPAL BALANCES ($)                 LOANS              CUT-OFF DATE             BALANCE
----------------------------------------------------------------------------------------------
    300,000.01 - 350,000.00               12            $   4,084,773.71                  2.12%
    350,000.01 - 400,000.00               68               25,731,802.65                 13.32%
    400,000.01 - 450,000.00               75               32,140,490.95                 16.64%
    450,000.01 - 500,000.00               57               27,259,554.79                 14.11%
    500,000.01 - 550,000.00               42               22,225,101.97                 11.51%
    550,000.01 - 600,000.00               29               16,784,397.31                  8.69%
    600,000.01 - 650,000.00               25               15,666,207.25                  8.11%
    650,000.01 - 700,000.00               11                7,496,832.99                  3.88%
    700,000.01 - 750,000.00               18               13,226,674.09                  6.85%
    750,000.01 - 800,000.00                5                3,920,968.92                  2.03%
    800,000.01 - 850,000.00                3                2,486,530.50                  1.29%
    850,000.01 - 900,000.00                3                2,620,231.15                  1.36%
    900,000.01 - 950,000.00                4                3,727,948.52                  1.93%
    950,000.01 - 1,000,000.00             16               15,754,353.03                  8.16%
----------------------------------------------------------------------------------------------
    Total:                               368            $ 193,125,867.83                100.00%
==============================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $524,799.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 1 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                % OF
                                    NUMBER OF           STATED PRINCIPAL          CUT-OFF DATE
ORIGINAL LOAN-TO-VALUE              MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
RATIOS (%)                            LOANS               CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------
    15.01 - 20.00                          2            $   1,456,146.38                  0.75%
    25.01 - 30.00                          6                3,531,905.81                  1.83%
    30.01 - 35.00                          3                1,938,000.00                  1.00%
    35.01 - 40.00                          7                3,504,109.44                  1.81%
    40.01 - 45.00                         13                7,545,351.09                  3.91%
    45.01 - 50.00                         21               12,845,606.43                  6.65%
    50.01 - 55.00                         26               13,678,262.10                  7.08%
    55.01 - 60.00                         32               18,603,463.12                  9.63%
    60.01 - 65.00                         32               16,633,932.50                  8.61%
    65.01 - 70.00                         54               28,584,561.12                 14.80%
    70.01 - 75.00                         43               22,982,543.13                 11.90%
    75.01 - 80.00                        128               61,384,236.71                 31.78%
    80.01 - 85.00                          1                  437,750.00                  0.23%
----------------------------------------------------------------------------------------------
    Total:                               368            $ 193,125,867.83                100.00%
==============================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 65.43%.

       CURRENT MORTGAGE INTEREST RATES OF THE GROUP 1 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
MORTGAGE INTEREST RATES (%)           LOANS               CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------
    3.751 - 4.000                          7            $   3,363,014.42                  1.74%
    4.001 - 4.250                         84               44,922,210.88                 23.26%
    4.251 - 4.500                        181               93,581,094.05                 48.46%
    4.501 - 4.750                         79               43,190,706.41                 22.36%
    4.751 - 5.000                         11                5,126,776.26                  2.65%
    5.001 - 5.250                          1                  569,261.41                  0.29%
    5.251 - 5.500                          2                  739,428.37                  0.38%
    5.501 - 5.750                          2                1,218,048.49                  0.63%
    5.751 - 6.000                          1                  415,327.54                  0.22%
----------------------------------------------------------------------------------------------
    Total:                               368            $ 193,125,867.83                100.00%
==============================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.463%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                   GROSS MARGINS OF THE GROUP 1 MORTGAGE LOANS

                                                            AGGREGATE               % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
GROSS MARGIN (%)                      LOANS               CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------
    2.250                                368            $ 193,125,867.83                100.00%
----------------------------------------------------------------------------------------------
    Total:                               368            $ 193,125,867.83                100.00%
==============================================================================================

                RATE CEILINGS OF THE GROUP 1 MORTGAGE LOANS /(1)/

                                                            AGGREGATE               % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
     MAXIMUM LIFETIME               MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
MORTGAGE INTEREST RATES (%)           LOANS               CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------
    9.751 - 10.000                         7            $   3,363,014.42                  1.74%
    10.001 - 10.250                       84               44,922,210.88                 23.26%
    10.251 - 10.500                      181               93,581,094.05                 48.46%
    10.501 - 10.750                       79               43,190,706.41                 22.36%
    10.751 - 11.000                       11                5,126,776.26                  2.65%
    11.001 - 11.250                        1                  569,261.41                  0.29%
    11.251 - 11.500                        2                  739,428.37                  0.38%
    11.501 - 11.750                        2                1,218,048.49                  0.63%
    11.751 - 12.000                        1                  415,327.54                  0.22%
----------------------------------------------------------------------------------------------
    Total:                               368            $ 193,125,867.83                100.00%
==============================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.463%.

         FIRST RATE ADJUSTMENT DATE OF THE GROUP 1 MORTGAGE LOANS /(1)/

                                                            AGGREGATE               % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
FIRST RATE ADJUSTMENT               MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
      DATE                            LOANS               CUT-OFF DATE             BALANCE
----------------------------------------------------------------------------------------------
    July 1, 2005                            5            $   2,530,786.95                 1.31%
    January 1, 2006                         1                  411,278.86                 0.21%
    March 1, 2006                           1                  524,580.34                 0.27%
    April 1, 2006                         235              124,754,470.68                64.60%
    May 1, 2006                           126               64,904,751.00                33.61%
----------------------------------------------------------------------------------------------
    Total:                                368            $ 193,125,867.83               100.00%
==============================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

               REMAINING TERMS OF THE GROUP 1 MORTGAGE LOANS /(1)/

                                                           AGGREGATE                % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
REMAINING TERM (Months)               LOANS               CUT-OFF DATE             BALANCE
----------------------------------------------------------------------------------------------
    161 - 180                               1           $     490,000.00                  0.25%
    341 - 360                             367             192,635,867.83                 99.75%
----------------------------------------------------------------------------------------------
    Total:                                368           $ 193,125,867.83                100.00%
==============================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

        CREDIT SCORING OF MORTGAGORS OF THE GROUP 1 MORTGAGE LOANS /(1)/

                                                           AGGREGATE                % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
       CREDIT SCORES                  LOANS               CUT-OFF DATE             BALANCE
    ------------------------------------------------------------------------------------------
    801 - 850                               2           $     863,895.46                  0.45%
    751 - 800                             165              85,780,496.50                 44.42%
    701 - 750                             149              77,461,083.99                 40.11%
    651 - 700                              47              25,932,756.80                 13.43%
    601 - 650                               5               3,087,635.08                  1.60%
    ------------------------------------------------------------------------------------------
    Total:                                368           $ 193,125,867.83                100.00%
    ==========================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                  COLLATERAL SUMMARY OF GROUP 2 MORTGAGE LOANS

DESCRIPTION OF THE GROUP 2 MORTGAGE LOANS

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 27.96% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                               COLLATERAL SUMMARY           RANGE (IF APPLICABLE)
                                                               ------------------          -----------------------
Total Outstanding Loan Balance                                 $      666,529,320

Total Number of Loans                                                        1249

Average Loan Principal Balance                                 $          533,650          $ 322,701 to $1,236,000

WA Gross Coupon                                                             4.896%                 3.250% to 6.000%

WA FICO                                                                       744                       620 to 821

WA Original Term (mos.)                                                       359                       120 to 360

WA Remaining Term (mos.)                                                      358                       119 to 360

WA OLTV                                                                     64.38%                 10.29% to 95.00%

WA Months to First Rate Adjustment Date                                        59                         56 to 60

Gross Margin                                                                2.250%

WA Rate Ceiling                                                             9.896%                8.250% to 11.000%

Geographic Concentration of Mortgaged                          CA           73.11%
Properties (Top 5 States) based on the Aggregate               IL            6.45%
Stated Principal Balance                                       FL            2.90%
                                                               NC            1.64%
                                                               AZ            1.56%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

      OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                           AGGREGATE                % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
         OCCUPANCY                    LOANS               CUT-OFF DATE              BALANCE
     -----------------------------------------------------------------------------------------
     Primary Residence                  1,181           $ 628,845,145.76                 94.35%
     Second Home                           63              35,688,771.01                  5.35%
     Investor Property                      5               1,995,402.81                  0.30%
     -----------------------------------------------------------------------------------------
     Total:                             1,249           $ 666,529,319.58                100.00%
     =========================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 2 MORTGAGE LOANS

                                                            AGGREGATE                % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
       PROPERTY TYPE                  LOANS               CUT-OFF DATE              BALANCE
    ------------------------------------------------------------------------------------------
    Single Family Residence               818           $ 449,234,508.42                 67.40%
    PUD-Detached                          294             151,437,230.83                 22.72%
    Condominium                           102              49,742,748.88                  7.46%
    PUD-Attached                           28              12,637,223.23                  1.90%
    3-Family                                2               1,274,500.94                  0.19%
    Townhouse                               3               1,245,512.13                  0.19%
    2-Family                                2                 957,595.15                  0.14%
    ------------------------------------------------------------------------------------------
    Total:                              1,249           $ 666,529,319.58                100.00%
    ==========================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 2 MORTGAGE LOANS

                                                            AGGREGATE                % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
           PURPOSE                    LOANS               CUT-OFF DATE              BALANCE
     -----------------------------------------------------------------------------------------
     Refinance-Rate/Term                  852           $ 468,445,489.97                 70.28%
     Purchase                             218             112,191,214.61                 16.83%
     Refinance-Cashout                    179              85,892,615.00                 12.89%
     -----------------------------------------------------------------------------------------
     Total:                             1,249           $ 666,529,319.58                100.00%
     =========================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                % OF
                                   NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
      GEOGRAPHIC AREA                LOANS                CUT-OFF DATE              BALANCE
     -----------------------------------------------------------------------------------------
     California                          919            $ 487,319,062.53                 73.11%
     Illinois                             75               43,002,086.28                  6.45%
     Florida                              35               19,339,476.46                  2.90%
     North Carolina                       16               10,931,116.58                  1.64%
     Arizona                              18               10,423,221.24                  1.56%
     Maryland                             21                9,769,058.19                  1.47%
     Colorado                             16                8,844,833.23                  1.33%
     Washington                           14                7,552,617.71                  1.13%
     Massachusetts                        13                6,687,407.77                  1.00%
     Nevada                               10                6,044,079.75                  0.91%
     Connecticut                           9                5,791,521.00                  0.87%
     Georgia                              13                5,741,956.24                  0.86%
     Virginia                             11                5,143,281.27                  0.77%
     Texas                                11                4,812,013.76                  0.72%
     South Carolina                        9                4,066,745.84                  0.61%
     Minnesota                             7                3,653,717.42                  0.55%
     Michigan                              5                2,970,091.55                  0.45%
     Tennessee                             6                2,952,884.99                  0.44%
     Missouri                              5                2,551,451.89                  0.38%
     District of Columbia                  5                2,215,941.12                  0.33%
     Pennsylvania                          4                2,165,550.00                  0.32%
     Hawaii                                2                1,998,683.14                  0.30%
     Oregon                                4                1,945,839.78                  0.29%
     New York                              3                1,463,895.75                  0.22%
     New Jersey                            3                1,439,751.70                  0.22%
     Wisconsin                             2                1,211,498.55                  0.18%
     New Mexico                            2                1,150,500.00                  0.17%
     Idaho                                 1                1,000,000.00                  0.15%
     Ohio                                  2                  873,921.30                  0.13%
     Kansas                                2                  859,569.96                  0.13%
     Indiana                               2                  852,800.00                  0.13%
     Wyoming                               1                  520,500.00                  0.08%
     Mississippi                           1                  479,244.58                  0.07%
     Vermont                               1                  405,000.00                  0.06%
     Montana                               1                  350,000.00                  0.05%
     -----------------------------------------------------------------------------------------
     Total:                            1,249            $ 666,529,319.58                100.00%
     =========================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.33% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

  CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                           AGGREGATE                 % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
CURRENT MORTGAGE LOAN               MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
PRINCIPAL BALANCES ($)                LOANS               CUT-OFF DATE             BALANCE
----------------------------------------------------------------------------------------------
    300,000.01 - 350,000.00                83           $  28,138,681.21                  4.22%
    350,000.01 - 400,000.00               229              86,843,670.75                 13.03%
    400,000.01 - 450,000.00               217              92,634,075.48                 13.90%
    450,000.01 - 500,000.00               182              87,311,636.15                 13.10%
    500,000.01 - 550,000.00               101              53,397,142.06                  8.01%
    550,000.01 - 600,000.00               101              58,401,626.92                  8.76%
    600,000.01 - 650,000.00                89              56,175,436.79                  8.43%
    650,000.01 - 700,000.00                48              32,714,800.55                  4.91%
    700,000.01 - 750,000.00                69              50,433,443.67                  7.57%
    750,000.01 - 800,000.00                20              15,647,272.53                  2.35%
    800,000.01 - 850,000.00                12               9,819,767.54                  1.47%
    850,000.01 - 900,000.00                25              22,149,800.42                  3.32%
    900,000.01 - 950,000.00                16              14,858,227.38                  2.23%
    950,000.01 - 1,000,000.00              49              48,622,596.59                  7.29%
    1,000,000.01 - 1,500,000.00             8               9,381,141.54                  1.41%
----------------------------------------------------------------------------------------------
    Total:                              1,249           $ 666,529,319.58                100.00%
==============================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $533,650.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                           AGGREGATE                 % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
ORIGINAL LOAN-TO-VALUE              MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
RATIOS (%)                            LOANS               CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------
    10.01 - 15.00                           5           $   2,130,701.00                  0.32%
    15.01 - 20.00                           4               2,346,006.86                  0.35%
    20.01 - 25.00                          12               7,207,636.69                  1.08%
    25.01 - 30.00                          16               9,921,945.42                  1.49%
    30.01 - 35.00                          17              10,785,064.59                  1.62%
    35.01 - 40.00                          33              18,893,943.39                  2.83%
    40.01 - 45.00                          55              31,085,345.14                  4.66%
    45.01 - 50.00                          66              38,449,555.88                  5.77%
    50.01 - 55.00                          72              39,144,274.65                  5.87%
    55.01 - 60.00                          97              53,232,953.48                  7.99%
    60.01 - 65.00                         118              65,737,762.00                  9.86%
    65.01 - 70.00                         212             114,389,386.99                 17.16%
    70.01 - 75.00                         171              94,494,031.54                 14.18%
    75.01 - 80.00                         363             175,551,104.80                 26.34%
    85.01 - 90.00                           7               2,784,272.88                  0.42%
    90.01 - 95.00                           1                 375,334.27                  0.06%
----------------------------------------------------------------------------------------------
    Total:                              1,249           $ 666,529,319.58                100.00%
==============================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 64.38%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

       CURRENT MORTGAGE INTEREST RATES OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                           AGGREGATE                 % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
MORTGAGE INTEREST RATES (%)           LOANS               CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------
     3.001 - 3.250                          1           $   1,120,000.00                  0.17%
     3.251 - 3.500                          1                 479,244.58                  0.07%
     3.501 - 3.750                          6               2,674,556.74                  0.40%
     3.751 - 4.000                          4               1,900,866.06                  0.29%
     4.001 - 4.250                         32              17,446,291.30                  2.62%
     4.251 - 4.500                        119              65,028,421.50                  9.76%
     4.501 - 4.750                        300             158,962,353.15                 23.85%
     4.751 - 5.000                        429             224,651,800.76                 33.70%
     5.001 - 5.250                        258             138,667,985.53                 20.80%
     5.251 - 5.500                         92              51,684,700.76                  7.75%
     5.501 - 5.750                          6               3,513,497.41                  0.53%
     5.751 - 6.000                          1                 399,601.79                  0.06%
----------------------------------------------------------------------------------------------
     Total:                             1,249           $ 666,529,319.58                100.00%
==============================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 4.896%.

                   GROSS MARGINS OF THE GROUP 2 MORTGAGE LOANS

                                                            AGGREGATE                % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
GROSS MARGIN (%)                      LOANS               CUT-OFF DATE             BALANCE
----------------------------------------------------------------------------------------------
     2.250                              1,249           $ 666,529,319.58                100.00%
----------------------------------------------------------------------------------------------
     Total:                             1,249           $ 666,529,319.58                100.00%
==============================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                RATE CEILINGS OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                % OF
     MAXIMUM LIFETIME               NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
  MORTGAGE INTEREST RATES           MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
           (%)                        LOANS               CUT-OFF DATE              BALANCE
  --------------------------------------------------------------------------------------------
      8.001 - 8.250                         1           $   1,120,000.00                  0.17%
      8.251 - 8.500                         1                 479,244.58                  0.07%
      8.501 - 8.750                         6               2,674,556.74                  0.40%
      8.751 - 9.000                         4               1,900,866.06                  0.29%
      9.001 - 9.250                        32              17,446,291.30                  2.62%
      9.251 - 9.500                       119              65,028,421.50                  9.76%
      9.501 - 9.750                       300             158,962,353.15                 23.85%
      9.751 - 10.000                      429             224,651,800.76                 33.70%
      10.001 - 10.250                     258             138,667,985.53                 20.80%
      10.251 - 10.500                      92              51,684,700.76                  7.75%
      10.501 - 10.750                       6               3,513,497.41                  0.53%
      10.751 - 11.000                       1                 399,601.79                  0.06%
  --------------------------------------------------------------------------------------------
      Total:                            1,249           $ 666,529,319.58                100.00%
  ============================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 9.896%.

         FIRST RATE ADJUSTMENT DATE OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                           AGGREGATE                 % OF
                                    NUMBER OF        STATISTICAL PRINCIPAL       CUT-OFF DATE
   FIRST RATE ADJUSTMENT         MORTGAGE LOANS          BALANCE AS OF          POOL PRINCIPAL
           DATE                                           CUT-OFF DATE              BALANCE
   -------------------------------------------------------------------------------------------
      January 1, 2008                         1           $   1,210,141.54                0.18%
      February 1, 2008                        2                 884,659.98                0.13%
      March 1, 2008                           5               2,603,278.40                0.39%
      April 1, 2008                         841             443,775,144.64               66.58%
      May 1, 2008                           400             218,056,095.02               32.72%
   -------------------------------------------------------------------------------------------
      Total:                              1,249           $ 666,529,319.58              100.00%
   ===========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

               REMAINING TERMS OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
REMAINING TERM (Months)               LOANS               CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------
     101 - 120                              2           $   1,743,113.68                  0.26%
     161 - 180                              4               1,668,852.28                  0.25%
     221 - 240                              1                 472,830.07                  0.07%
     281 - 300                              3               1,093,720.14                  0.16%
     341 - 360                          1,239             661,550,803.41                 99.25%
----------------------------------------------------------------------------------------------
     Total:                             1,249           $ 666,529,319.58                100.00%
==============================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

        CREDIT SCORING OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
       CREDIT SCORES                  LOANS               CUT-OFF DATE              BALANCE
    ------------------------------------------------------------------------------------------
    801 - 850                              24           $  12,433,010.15                  1.87%
    751 - 800                             597             317,782,011.79                 47.68%
    701 - 750                             455             247,319,701.11                 37.11%
    651 - 700                             150              78,941,917.83                 11.84%
    601 - 650                              21               9,367,665.44                  1.41%
    Not Scored                              2                 685,013.26                  0.10%
    ------------------------------------------------------------------------------------------
    Total:                              1,249           $ 666,529,319.58                100.00%
    ==========================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                  Collateral Summary of Group 3 Mortgage Loans

DESCRIPTION OF THE GROUP 3 MORTGAGE LOANS

The Group 3 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans are 30-year adjustable rate mortgages with an initial fixed rate, interest-only payments for five years, followed by 25 years of fully amortizing principal and interest payments. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

All of the Group 3 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the note date or the anniversary of the note date) during the first 36 months of the loan term.

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                         COLLATERAL SUMMARY          RANGE (IF APPLICABLE)
                                                         ------------------        ------------------------
Total Outstanding Loan Balance                               $   48,155,932

Total Number of Loans                                                    88

Average Loan Principal Balance                               $      547,227        $  323,000 to $1,000,000

WA Gross Coupon                                                       5.087%                4.375% to 5.875%

WA FICO                                                                 735                      633 to 802

WA Original Term (mos.)                                                 360                      360 to 360

WA Remaining Term (mos.)                                                358                      352 to 360

WA OLTV                                                               64.17%                10.00% to 87.89%

WA Months to First Adjustment Date                                       58                        52 to 60

Gross Margin                                                          2.250%

WA Rate Ceiling                                                      10.087%               9.375% to 10.875%

Geographic Concentration of Mortgaged                        CA       76.91%
Properties (Top 5 States) based on the Aggregate             FL        7.60%
Stated Principal Balance                                     VA        5.90%
                                                             CO        2.83%
                                                             AZ        1.92%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

     OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                                           AGGREGATE                % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
         OCCUPANCY                    LOANS               CUT-OFF DATE              BALANCE
     -----------------------------------------------------------------------------------------
     Primary Residence                  79              $  44,068,712.80                 91.51%
     Second Home                         9                  4,087,219.61                  8.49%
     -----------------------------------------------------------------------------------------
     Total:                             88              $  48,155,932.41                100.00%
     =========================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 3 MORTGAGE LOANS

                                                            AGGREGATE                % OF
                                   NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
       PROPERTY TYPE                 LOANS                CUT-OFF DATE             BALANCE
    ------------------------------------------------------------------------------------------
    Single Family Residence              47              $  27,085,357.38                56.25%
    PUD-Detached                         28                 15,014,335.03                31.18%
    Condominium                          11                  5,248,240.00                10.90%
    PUD-Attached                          2                    808,000.00                 1.68%
    ------------------------------------------------------------------------------------------
    Total:                               88              $  48,155,932.41               100.00%
    ==========================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 3 MORTGAGE LOANS

                                                            AGGREGATE                % OF
                                   NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
          PURPOSE                    LOANS                CUT-OFF DATE             BALANCE
    ------------------------------------------------------------------------------------------
    Refinance-Rate/Term                  35             $  19,985,632.72                 41.50%
    Purchase                             36                19,022,763.45                 39.50%
    Refinance-Cashout                    17                 9,147,536.24                 19.00%
    ------------------------------------------------------------------------------------------
    Total:                               88             $  48,155,932.41                100.00%
    ==========================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

  GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP 3 MORTGAGE
                                  LOANS /(1)/

                                                            AGGREGATE                % OF
                                   NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
      GEOGRAPHIC AREA                LOANS                CUT-OFF DATE              BALANCE
     -----------------------------------------------------------------------------------------
     California                        66               $  37,037,121.65                 76.91%
     Florida                            6                   3,657,500.00                  7.60%
     Virginia                           6                   2,838,949.39                  5.90%
     Colorado                           3                   1,362,000.00                  2.83%
     Arizona                            2                     924,000.00                  1.92%
     New Jersey                         1                     569,000.00                  1.18%
     Tennessee                          1                     491,441.37                  1.02%
     Oregon                             1                     490,000.00                  1.02%
     New York                           1                     444,000.00                  0.92%
     South Carolina                     1                     341,920.00                  0.71%
     -----------------------------------------------------------------------------------------
     Total:                            88               $  48,155,932.41                100.00%
     =========================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 3.93% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

  CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                                           AGGREGATE                 % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
CURRENT MORTGAGE LOAN               MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
PRINCIPAL BALANCES ($)                LOANS               CUT-OFF DATE             BALANCE
----------------------------------------------------------------------------------------------
    300,000.01 - 350,000.00              8              $   2,682,759.61                  5.57%
    350,000.01 - 400,000.00             13                  4,932,700.00                 10.24%
    400,000.01 - 450,000.00             14                  6,085,612.24                 12.64%
    450,000.01 - 500,000.00             17                  8,177,389.22                 16.98%
    500,000.01 - 550,000.00              8                  4,188,673.68                  8.70%
    550,000.01 - 600,000.00              3                  1,769,000.00                  3.67%
    600,000.01 - 650,000.00              5                  3,170,800.00                  6.58%
    650,000.01 - 700,000.00              2                  1,360,000.00                  2.82%
    700,000.01 - 750,000.00              5                  3,695,360.39                  7.67%
    750,000.01 - 800,000.00              1                    764,000.00                  1.59%
    800,000.01 - 850,000.00              1                    844,000.00                  1.75%
    850,000.01 - 900,000.00              3                  2,642,850.00                  5.49%
    900,000.01 - 950,000.00              2                  1,886,537.27                  3.92%
    950,000.01 - 1,000,000.00            6                  5,956,250.00                 12.37%
----------------------------------------------------------------------------------------------
    Total:                              88              $  48,155,932.41                100.00%
==============================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $547,227.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                                           AGGREGATE                 % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
ORIGINAL LOAN-TO-VALUE RATIOS (%)     LOANS               CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------
    5.01 - 10.00                         1              $     600,000.00                  1.25%
    15.01 - 20.00                        2                  1,586,537.27                  3.29%
    30.01 - 35.00                        5                  3,845,500.00                  7.99%
    35.01 - 40.00                        1                    764,000.00                  1.59%
    40.01 - 45.00                        4                  2,310,755.08                  4.80%
    45.01 - 50.00                        5                  3,091,000.00                  6.42%
    50.01 - 55.00                        2                    702,099.61                  1.46%
    55.01 - 60.00                        3                  1,916,000.00                  3.98%
    60.01 - 65.00                        2                  1,235,000.00                  2.56%
    65.01 - 70.00                       11                  6,509,750.00                 13.52%
    70.01 - 75.00                       17                  8,947,559.78                 18.58%
    75.01 - 80.00                       34                 16,313,730.67                 33.88%
    85.01 - 90.00                        1                    334,000.00                  0.69%
----------------------------------------------------------------------------------------------
    Total:                              88              $  48,155,932.41                100.00%
==============================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 64.17%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

       CURRENT MORTGAGE INTEREST RATES OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                                           AGGREGATE                 % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
MORTGAGE INTEREST RATES (%)           LOANS               CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------
     4.251 - 4.500                       1              $     750,000.00                  1.56%
     4.501 - 4.750                      22                 11,989,818.75                 24.90%
     4.751 - 5.000                      21                 11,103,754.69                 23.06%
     5.001 - 5.250                      21                 12,518,593.70                 26.00%
     5.251 - 5.500                      16                  8,440,900.67                 17.53%
     5.501 - 5.750                       5                  2,483,670.00                  5.16%
     5.751 - 6.000                       2                    869,194.60                  1.80%
----------------------------------------------------------------------------------------------
     Total:                             88              $  48,155,932.41                100.00%
==============================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.087%.

                  GROSS MARGINS OF THE GROUP 3 MORTGAGE LOANS

                                                            AGGREGATE                % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
GROSS MARGINS (%)                     LOANS               CUT-OFF DATE             BALANCE
----------------------------------------------------------------------------------------------
     2.250                              88              $  48,155,932.41                100.00%
----------------------------------------------------------------------------------------------
     Total:                             88              $  48,155,932.41                100.00%
==============================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                RATE CEILINGS OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
       MAXIMUM LIFETIME             MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
  MORTGAGE INTEREST RATES (%)         LOANS               CUT-OFF DATE              BALANCE
  --------------------------------------------------------------------------------------------
      9.251 - 9.500                      1              $     750,000.00                  1.56%
      9.501 - 9.750                     22                 11,989,818.75                 24.90%
      9.751 - 10.000                    21                 11,103,754.69                 23.06%
      10.001 - 10.250                   21                 12,518,593.70                 26.00%
      10.251 - 10.500                   16                  8,440,900.67                 17.53%
      10.501 - 10.750                    5                  2,483,670.00                  5.16%
      10.751 - 11.000                    2                    869,194.60                  1.80%
  --------------------------------------------------------------------------------------------
      Total:                            88              $  48,155,932.41                100.00%
  ============================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.087%.

         FIRST RATE ADJUSTMENT DATE OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                                           AGGREGATE                 % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                     MORTGAGE            BALANCE AS OF          POOL PRINCIPAL
   FIRST ADJUSTMENT DATE              LOANS               CUT-OFF DATE              BALANCE
   -------------------------------------------------------------------------------------------
      September 1, 2007                    1            $     345,000.00                  0.72%
      December 1, 2007                     1                  499,270.00                  1.04%
      January 1, 2008                     14                7,808,101.97                 16.21%
      February 1, 2008                    15                8,289,437.00                 17.21%
      March 1, 2008                       19               10,818,873.44                 22.47%
      April 1, 2008                       25               14,376,700.00                 29.85%
      May 1, 2008                         13                6,018,550.00                 12.50%
----------------------------------------------------------------------------------------------
      Total:                              88            $  48,155,932.41                100.00%
==============================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 58 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

               REMAINING TERMS OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
REMAINING TERM (MONTHS)               LOANS               CUT-OFF DATE              BALANCE
-----------------------------------------------------------------------------------------------
     341 - 360                          88              $  48,155,932.41                100.00%
-----------------------------------------------------------------------------------------------
     Total:                             88              $  48,155,932.41                100.00%
===============================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 358 months.

        CREDIT SCORING OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
       CREDIT SCORES                  LOANS               CUT-OFF DATE              BALANCE
    ------------------------------------------------------------------------------------------
    801 - 850                            1              $     389,600.00                  0.81%
    751 - 800                           37                 21,250,369.63                 44.13%
    701 - 750                           28                 15,060,490.33                 31.27%
    651 - 700                           18                  8,813,272.45                 18.30%
    601 - 650                            4                  2,642,200.00                  5.49%
    ------------------------------------------------------------------------------------------
    Total:                              88              $  48,155,932.41                100.00%
    ==========================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                  COLLATERAL SUMMARY OF GROUP 4 MORTGAGE LOANS

DESCRIPTION OF THE GROUP 4 MORTGAGE LOANS

The Group 4 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                             COLLATERAL SUMMARY     RANGE (IF APPLICABLE)
                                                             ------------------    -----------------------
Total Outstanding Loan Balance                               $       56,962,055

Total Number of Loans                                                       114

Average Loan Principal Balance                               $          499,667    $   323,654 to $998,826

WA Gross Coupon                                                           5.209%           4.000% to 5.875%

WA FICO                                                                     743                 623 to 809

WA Original Term (mos.)                                                     358                 180 to 360

WA Remaining Term (mos.)                                                    357                 179 to 360

WA OLTV                                                                   65.51%           17.77% to 84.89%

WA Months to First Adjustment Date                                           83                   83 to 84

Gross Margin                                                              2.250%

WA Rate Ceiling                                                          10.209%          9.000% to 10.875%

Geographic Concentration of Mortgaged                        CA           55.38%
Properties (Top 5 States) based on the Aggregate             TX            7.09%
Stated Principal Balance                                     IL            6.84%
                                                             MD            5.65%
                                                             VA            4.65%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

      OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                % OF
                                   NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
        OCCUPANCY                    LOANS                CUT-OFF DATE             BALANCE
    ------------------------------------------------------------------------------------------
    Primary Residence                    107            $  53,091,626.40                 93.21%
    Second Home                            5                3,103,533.41                  5.45%
    Investor Property                      2                  766,895.40                  1.35%
    ------------------------------------------------------------------------------------------
    Total:                               114            $  56,962,055.21                100.00%
    ==========================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 4 MORTGAGE LOANS

                                                            AGGREGATE                % OF
                                   NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
       PROPERTY TYPE                 LOANS                CUT-OFF DATE             BALANCE
    ------------------------------------------------------------------------------------------
    Single Family Residence              73            $   36,681,427.45                 64.40%
    PUD-Detached                         30                15,056,641.23                 26.43%
    Condominium                           8                 3,580,871.47                  6.29%
    PUD-Attached                          2                 1,250,319.29                  2.20%
    Townhouse                             1                   392,795.77                  0.69%
    ------------------------------------------------------------------------------------------
    Total:                              114            $   56,962,055.21                100.00%
    ==========================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 4 MORTGAGE LOANS

                                                            AGGREGATE                % OF
                                   NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
          PURPOSE                    LOANS                CUT-OFF DATE             BALANCE
    ------------------------------------------------------------------------------------------
    Refinance-Rate/Term                   56            $  28,166,235.66                 49.45%
    Purchase                              40               21,082,937.67                 37.01%
    Refinance-Cashout                     18                7,712,881.88                 13.54%
    ------------------------------------------------------------------------------------------
    Total:                               114            $  56,962,055.21                100.00%
    ==========================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                       OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                % OF
                                   NUMBER OF            STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
      GEOGRAPHIC AREA                LOANS                CUT-OFF DATE              BALANCE
     -----------------------------------------------------------------------------------------
     California                        62               $  31,544,460.28                 55.38%
     Texas                              8                   4,041,332.57                  7.09%
     Illinois                           7                   3,896,760.03                  6.84%
     Maryland                           6                   3,218,322.96                  5.65%
     Virginia                           7                   2,646,776.67                  4.65%
     Georgia                            5                   2,108,195.01                  3.70%
     Florida                            3                   1,424,374.12                  2.50%
     Oregon                             3                   1,383,599.99                  2.43%
     Utah                               2                   1,366,263.56                  2.40%
     Arizona                            2                   1,092,745.13                  1.92%
     Tennessee                          2                     956,430.44                  1.68%
     Pennsylvania                       2                     854,669.92                  1.50%
     Washington                         1                     639,200.00                  1.12%
     Connecticut                        1                     560,000.00                  0.98%
     New York                           1                     465,501.82                  0.82%
     Kansas                             1                     386,605.43                  0.68%
     South Carolina                     1                     376,817.28                  0.66%
     -----------------------------------------------------------------------------------------
     Total:                           114               $  56,962,055.21                100.00%
     =========================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.36% of the Group 4 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

  CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                                           AGGREGATE                 % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
CURRENT MORTGAGE LOAN PRINCIPAL     MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
BALANCES ($)                          LOANS               CUT-OFF DATE             BALANCE
----------------------------------------------------------------------------------------------
    300,000.01 - 350,000.00              12             $   4,078,898.79                  7.16%
    350,000.01 - 400,000.00              19                 7,121,840.91                 12.50%
    400,000.01 - 450,000.00              23                 9,749,271.36                 17.12%
    450,000.01 - 500,000.00              16                 7,621,997.90                 13.38%
    500,000.01 - 550,000.00              12                 6,421,501.24                 11.27%
    550,000.01 - 600,000.00              10                 5,655,256.57                  9.93%
    600,000.01 - 650,000.00               5                 3,139,794.35                  5.51%
    650,000.01 - 700,000.00               5                 3,397,656.12                  5.96%
    700,000.01 - 750,000.00               6                 4,484,085.97                  7.87%
    750,000.01 - 800,000.00               1                   782,892.14                  1.37%
    800,000.01 - 850,000.00               1                   846,000.00                  1.49%
    850,000.01 - 900,000.00               2                 1,735,575.45                  3.05%
    900,000.01 - 950,000.00               1                   928,458.45                  1.63%
    950,000.01 - 1,000,000.00             1                   998,825.96                  1.75%
----------------------------------------------------------------------------------------------
    Total:                              114             $  56,962,055.21                100.00%
==============================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $499,667.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                                           AGGREGATE                 % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
ORIGINAL LOAN-TO-VALUE RATIOS (%)     LOANS               CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------
    15.01 - 20.00                         1             $     496,915.91                  0.87%
    20.01 - 25.00                         2                   797,356.46                  1.40%
    25.01 - 30.00                         1                   928,458.45                  1.63%
    30.01 - 35.00                         1                   746,650.00                  1.31%
    35.01 - 40.00                         1                   392,538.60                  0.69%
    40.01 - 45.00                         5                 2,758,554.84                  4.84%
    45.01 - 50.00                         8                 4,679,566.85                  8.22%
    50.01 - 55.00                         6                 2,769,816.29                  4.86%
    55.01 - 60.00                        10                 4,095,056.42                  7.19%
    60.01 - 65.00                         7                 3,329,423.27                  5.84%
    65.01 - 70.00                        21                10,075,889.36                 17.69%
    70.01 - 75.00                        12                 6,156,051.55                 10.81%
    75.01 - 80.00                        38                19,235,777.21                 33.77%
    80.01 - 85.00                         1                   500,000.00                  0.88%
----------------------------------------------------------------------------------------------
    Total:                              114             $  56,962,055.21                100.00%
==============================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 65.51%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

       CURRENT MORTGAGE INTEREST RATES OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                                           AGGREGATE                 % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
MORTGAGE INTEREST RATES (%)           LOANS               CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------
     3.751 - 4.000                        1             $     740,000.00                  1.30%
     4.001 - 4.250                        4                 1,910,055.33                  3.35%
     4.251 - 4.500                        2                   947,806.56                  1.66%
     4.501 - 4.750                        9                 4,575,526.70                  8.03%
     4.751 - 5.000                       18                 8,735,916.85                 15.34%
     5.001 - 5.250                       28                13,911,357.75                 24.42%
     5.251 - 5.500                       34                18,577,712.21                 32.61%
     5.501 - 5.750                       15                 6,263,007.27                 11.00%
     5.751 - 6.000                        3                 1,300,672.54                  2.28%
----------------------------------------------------------------------------------------------
     Total:                             114             $  56,962,055.21                100.00%
==============================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 5.209%.

                   GROSS MARGINS OF THE GROUP 4 MORTGAGE LOANS

                                                            AGGREGATE                % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
GROSS MARGINS (%)                     LOANS               CUT-OFF DATE             BALANCE
----------------------------------------------------------------------------------------------
     2.250                              114             $  56,962,055.21                100.00%
----------------------------------------------------------------------------------------------
     Total:                             114             $  56,962,055.21                100.00%
==============================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

                RATE CEILINGS OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
     MAXIMUM LIFETIME               MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
  MORTGAGE INTEREST RATES (%)         LOANS               CUT-OFF DATE              BALANCE
  --------------------------------------------------------------------------------------------
      8.751 - 9.000                       1             $     740,000.00                  1.30%
      9.001 - 9.250                       4                 1,910,055.33                  3.35%
      9.251 - 9.500                       2                   947,806.56                  1.66%
      9.501 - 9.750                       9                 4,575,526.70                  8.03%
      9.751 - 10.000                     18                 8,735,916.85                 15.34%
     10.001 - 10.250                     28                13,911,357.75                 24.42%
     10.251 - 10.500                     34                18,577,712.21                 32.61%
     10.501 - 10.750                     15                 6,263,007.27                 11.00%
     10.751 - 11.000                      3                 1,300,672.54                  2.28%
  --------------------------------------------------------------------------------------------
     Total:                             114             $  56,962,055.21                100.00%
  ============================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4 Mortgage Loans is expected to be approximately 10.209%.

         FIRST RATE ADJUSTMENT DATE OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                                           AGGREGATE                 % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE             BALANCE AS OF          POOL PRINCIPAL
       NEXT ADJUSTMENT DATE          LOANS                CUT-OFF DATE              BALANCE
   -------------------------------------------------------------------------------------------
      April 1, 2010                        79             $  39,075,155.21               68.60%
      May 1, 2010                          35                17,886,900.00               31.40%
   -------------------------------------------------------------------------------------------
      Total:                              114             $  56,962,055.21              100.00%
   ===========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to the Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 83 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                       MORTGAGE BACKED SECURITIES

               REMAINING TERMS OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
REMAINING TERM (MONTHS)               LOANS               CUT-OFF DATE              BALANCE
----------------------------------------------------------------------------------------------
     161 - 180                            1             $     345,553.87                  0.61%
     281 - 300                            2                   714,885.22                  1.26%
     341 - 360                          111                55,901,616.12                 98.14%
----------------------------------------------------------------------------------------------
     Total:                             114             $  56,962,055.21                100.00%
==============================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 357 months.

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 4 MORTGAGE LOANS /(1)/

                                                            AGGREGATE                % OF
                                    NUMBER OF           STATED PRINCIPAL         CUT-OFF DATE
                                    MORTGAGE              BALANCE AS OF         POOL PRINCIPAL
       CREDIT SCORES                  LOANS               CUT-OFF DATE              BALANCE
    ------------------------------------------------------------------------------------------
    801 - 850                             5             $   2,376,503.87                  4.17%
    751 - 800                            57                29,123,134.56                 51.13%
    701 - 750                            30                14,346,578.07                 25.19%
    651 - 700                            17                 9,179,864.85                 16.12%
    601 - 650                             4                 1,590,973.86                  2.79%
    Not Scored                            1                   345,000.00                  0.61%
    ------------------------------------------------------------------------------------------
    Total:                              114             $  56,962,055.21                100.00%
    ==========================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).